UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6114

American Performance Funds

(Exact name of registrant as specified in charter)

Citi Fund Services 3435 Stelzer Rd. Columbus, OH	43219
(Address of principal executive offices)	(Zip code)

Citi Fund Services 3435 Stelzer Rd. Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-762-7085

Date of fiscal year end: 8/31/07

Date of reporting period: 8/31/07

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

AMERICAN PERFORMANCE FUNDS

The Right Fit For Your Investment Goals

ANNUAL REPORT

August 31, 2007

Management Discussion of Fund Performance

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Schedules of Portfolio Investments

Notes to Financial Statements

Financial Highlights

Report of Independent Registered Public Accounting Firm

Additional Fund Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities and information regarding how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-800-762-7085 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

A complete schedule of each Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-Q and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is authorized for distribution to prospective investors only when preceeded or accompanied by a prospectus. An investor should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the fund’s prospectus. To obtain a prospectus, please call 1-800-762-7085. Please read the prospectus carefully before investing.

The American Performance Funds are distributed by BOSC, Inc.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Bank of Oklahoma, N.A., any of its affiliates or the distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.

GLOSSARY OF TERMS

A Lipper Index consists of the largest funds in the applicable Lipper classification.

A Lipper Average comprises all of the funds within the classification.

Gross Domestic Product (“GDP”) is the measure of the market value of the goods and services produced by labor and property in the United States.

Lipper Intermediate Investment-Grade Debt Funds Average is comprised of managed mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Lipper Intermediate Municipal Debt Funds Average is comprised of managed mutual funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Lipper Large-Cap Value Funds Average is comprised of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Short Intermediate Investment-Grade Debt Funds Average is comprised of managed mutual funds that invests at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.

Lipper Short Investment-Grade Debt Funds Average is comprised of managed mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

Lipper Mixed-Asset Target Allocation Moderate Funds Average is comprised of managed mutual funds that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

THIS PAGE IS INTENTIONALLY LEFT BLANK

AMERICAN PERFORMANCE MONEY MARKET FUNDS

INVESTMENT CONCERNS

An investment in the money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

The Federal Open Market Committee (the “Fed”) left the fed funds target unchanged at 5.25% throughout the one-year period ended August 31, 2007. Initially, investors interpreted the Fed’s pause as a precursor to an easing policy. But that sentiment changed—and changed again, and again—as mixed economic data throughout the rest of the year left investors altering their expectations for rates to increase, decrease or stay the same. Despite all the second-guessing in the markets, the Fed’s message remained relatively consistent. While investors primarily focused on data relating to economic growth, the Fed indicated inflation remained its chief concern. Late in the fiscal year, as mounting problems in the sub-prime mortgage market led to a lack of confidence in other credit sectors, including the asset-backed commercial paper sector, the Fed shifted gears. Late in August, the central bank cut the discount rate to ease the liquidity problems facing U.S. banks. The Fed also adopted an easing bias toward monetary policy, leaving investors to speculate how much the Fed will cut.

THE AMERICAN PERFORMANCE CASH MANAGEMENT FUND

We continued to pursue strategies designed to increase the Fund’s yield, without sacrificing liquidity or quality. The money market yield curve remained relatively flat throughout the one-year period. In this environment, we did not find many opportunities to extend along the curve to capture higher yields. Nevertheless, we did find such opportunities among select corporate issues with attractive yields. We also focused on callable agency securities and certificates of deposit, which we believed offered good value and attractive yields in the relatively stable rate environment. In the final month of the fiscal year, investor concerns regarding exposure to the sub-prime mortgage contagion spilled over into the asset-backed commercial paper market, causing many investors to demand higher rates or to even avoid the sector altogether, regardless of the quality of the underlying assets. Although broadly diversified and soundly structured asset-backed commercial paper programs often can add value to a portfolio, the Fund’s exposure to asset-backed commercial paper was minimal at year end. With the Fed likely to cut rates, we ended the period locking in some of the relatively higher rates available.1

THE AMERICAN PERFORMANCE U.S. TREASURY FUND

For the one-year period, we maintained our emphasis on overnight repurchase agreements. Although these securities experienced declining yields at various points during the fiscal year (as Treasury yields declined), they nevertheless continued to offer good values and competitive yields relative to other short-term government securities. We also purchased Treasury bills at certain points during the year, but those purchases were infrequent, as repurchase agreements generally represented the better value.1

THE AMERICAN PERFORMANCE TAX-FREE MONEY MARKET FUND

Our goals throughout the one-year period included generating an attractive yield free from federal income tax while maintaining our high-quality and liquidity standards. In seeking those objectives in the relatively stable rate environment—which prevailed until the final month of the period—we maintained a relatively short average maturity, because there was little value in extending along the yield curve. Supply and demand factors continued to drive performance in the municipal money market. Supply remained strong, and this led to favorable pricing at various points throughout the year. We continued to focus on variable-rate securities, which afforded us the flexibility to take advantage of seasonal spikes in rates. We also invested in commercial paper when attractive issues became available. In particular, we attempted to structure our maturities to coincide with favorable dates on the municipal issuance calendar, such as calendar year end, the April tax season, and calendar quarter ends. The credit concerns prevalent in the taxable fixed income market had little impact on tax-free money market securities. As a change in Fed policy became evident late in the fiscal year, we anticipate the return of a positive-sloping yield curve. As such, we will consider moving out on the tax-free money market yield curve to capture higher yields from longer-term notes.1

OUTLOOK

The sub-prime mortgage meltdown and subsequent spillover into other credit sectors—and into investor psychology—has forced the Fed to act sooner than it probably would have liked. U.S. economic growth appears poised for a slowdown, inflation has remained within the Fed’s “comfort zone,” and the labor market has softened. These factors should lend additional support for a Fed easing policy. With short-term rates likely to head downward throughout the next several months, and the yield curve likely to take on a positive slope, we will look to extend the Funds into areas of value, including longer-term, higher-yielding money market securities. At the same time, we will maintain our high-quality standards and liquidity objectives.1

[1]	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE AMERICAN PERFORMANCE INTERMEDIATE TAX-FREE BOND FUND

INVESTMENT OBJECTIVE

We seek to generate current income, consistent with preservation of capital, that is exempt from federal income taxes by investing primarily in a diversified portfolio of intermediate bonds and other fixed income securities. We invest in investment-grade municipal securities. The Fund maintains a dollar-weighted average maturity between three and ten years.

INVESTMENT CONCERNS

Intermediate-term investment grade bonds offer less risk and generally lower rates of return than longer-term higher yielding bonds.

The Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

For the 12-month period ended August 31, 2007, the American Performance Intermediate Tax-Free Bond Fund posted a total return of 2.64% (Investor Shares). This compares to the total return of 1.93% for the Fund’s peer group, the Lipper Intermediate Municipal Debt Funds Average.1 The Fund’s benchmark, the Lehman Brothers Municipal Bond Index, showed a total return of 2.30%.

The fiscal year began and ended with the Fed on hold and the fed funds target at 5.25%. Conflicting data led to changing expectations for economic growth, while most inflation pressures generally subsided as the period unfolded. Nevertheless, the Fed consistently cited inflation as the greater threat to the economy, even as GDP1 growth slipped to 0.6% in the first calendar quarter of 2007. In response, the Fed held the fed funds target steady and indicated further tightening remained within the realm of possibilities. The Fed’s sentiment kept investors on edge and eager to scrutinize every piece of economic data. This action led to modest rate volatility throughout most of the period, as yields shifted along with investor expectations regarding economic growth and Fed policy.

In the final few months of the period, mounting defaults within the sub-prime mortgage market led to concerns within the entire credit sector. A general re-pricing of risk ensued, and spreads widened (yields increased and prices declined)—whether such widening was warranted or not. Fixed-income investors fled to the relative safety and security of the U.S. Treasury market, and Treasury yields declined significantly.

The credit crunch had a more subdued impact on the muni market, where investors were more concerned with liquidity issues than credit downgrades. Compared to the spread widening in the taxable market, yields on muni securities showed little change. As Treasury yields dropped, munis became attractive on a relative basis. Typically, the ratio between the 10-year, AAA-rated muni and the 10-year Treasury is approximately 80%. But when Treasury yields fell and muni yields stayed put, that ratio jumped to 90%, creating a favorable buying opportunity among municipals.

We continued to focus on intermediate-term (10-year) high-quality municipal bonds, including those with quality ratings of A or better and those with insurance protection. The overall credit quality of the securities within the Fund’s portfolio remained high, ending the 12-month period with an average credit rating of AAA. As of August 31, 2007, securities rated AAA, AA and A comprised 75.2%, 20.7% and 4.1% of the Fund’s portfolio, respectively.2

Overall, muni yields increased slightly for the one-year period ended August 31, 2007. For example, the yield on the benchmark 10-year AAA-rated municipal bond jumped from 3.91% at the beginning of the year to 4.05% at the end. Throughout the 12 months, we kept the Fund’s duration shorter than that of the benchmark. Overall, this strategy contributed favorably to performance, due to the increase in municipal rates.2

Looking ahead, we expect municipal bond rates to experience their typical seasonal volatility, which may create buying opportunities by the end of the calendar year. Overall, we believe shorter-term rates should come down somewhat, while longer-term rates could remain steady or move slightly higher. We will maintain our focus on high-quality securities, paying particular attention to the 10-year portion of the yield curve, which we believe represents the curve’s “sweet spot.”2

[1]	See Glossary of Terms for additional information.

[2]	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE AMERICAN PERFORMANCE INTERMEDIATE TAX-FREE BOND FUND

The performance of the Intermediate Tax-Free Bond Fund is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index that is considered to be representative of the performance of the municipal bond market as a whole. The index does not reflect the deduction of expense associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark or peer group, and represents the reinvestment of distributions and capital gains.

AVERAGE ANNUAL TOTAL RETURN

For the periods ended 8/31/07	1 Year	5 Year	10 Year
Investor Shares	2.64%	2.80%	4.06%
Institutional Shares*	2.93%	2.89%	4.11%
Lehman Brothers Municipal Bond Index	2.30%	4.16%	5.28%

EXPENSE RATIO

Gross
Investor Shares	1.51%
Institutional Shares	1.26%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Investor and Institutional Class reflects voluntary fee waivers in effect from January 1, 2007, which may be discontinued at any time. The Institutional Class also reflects contractual waivers in effect from January 1, 2007 through December 31, 2007. Without these fee waivers, the performance would have been lower.

The above expense ratios are from the Funds’ prospectus dated January 1, 2007. Additional information pertaining to the Funds’ expense ratios as of August 31, 2007 can be found in the Financial Highlights.

*	The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a distribution/service (12b-1) fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

THE AMERICAN PERFORMANCE SHORT-TERM INCOME FUND

INVESTMENT OBJECTIVE

We seek primarily to seek income and secondarily to seek capital appreciation by investing mainly in an actively managed, diversified portfolio of short-term bonds and other fixed income securities. We invest primarily in investment-grade or comparable quality debt obligations. The Fund maintains a dollar-weighted average maturity of three years or less.

INVESTMENT CONCERNS

Short-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

For the 12-month period ended August 31, 2007, the American Performance Short-Term Income Fund posted a total return of 4.92% (Investor Shares). This compares to the total return of 3.98% for the Fund’s peer group, the Lipper Short Investment-Grade Debt Funds Average.1 The Fund’s benchmark, the Merrill Lynch U.S. Corporate/Government 1-5 Year Bond Index showed a total return of 5.66%.

The fiscal year began and ended with the Fed on hold and the fed funds target at 5.25%. Conflicting data led to changing expectations for economic growth, while most inflation pressures generally subsided as the period unfolded. Nevertheless, the Fed consistently cited inflation as the greater threat to the economy, even as GDP1 growth slipped to 0.6% in the first calendar quarter of 2007. In response, the Fed held the fed funds target steady and indicated further tightening remained within the realm of possibilities. The Fed’s sentiment kept investors on edge and eager to scrutinize every piece of economic data. This action led to modest rate volatility throughout most of the period, as yields shifted along with investor expectations regarding economic growth and Fed policy.

In the final few months of the period, mounting defaults within the sub-prime mortgage market led to concerns within the entire credit sector. A general re-pricing of risk ensued, and spreads widened (yields increased and prices declined) throughout the fixed-income market—whether such widening was warranted or not. Fixed-income investors fled to the relative safety and security of the U.S. Treasury market. Treasury yields declined significantly, which helped Treasuries outperform other fixed-income sectors for the one-year period. Yields on the one, three- and five-year Treasuries showed an overall decline of 82 (0.82%), 55 (0.55%) and 45 (0.45%) basis points, respectively, for the 12-month period.

We continued to focus on high-quality, yield-generating securities. In particular, we emphasized shorter-term, non-agency mortgage-backed securities. We also continued to avoid the corporate bond market, which we believed was unattractive from a risk/ reward perspective. This strategy served the Fund well, as the growing concerns in the credit markets led to better performance for higher-quality fixed-income securities. Also, unlike the mortgages represented in the Fund’s benchmark, our mortgage holdings had little exposure to extension risk when interest rates increased. As such, our mortgage securities generally performed better than those represented in the indexes.2

Throughout much of the period, we believed the market’s interest-rate forecasts were too optimistic. As such, we maintained a shorter-than-benchmark duration strategy.2 This strategy proved effective during the second calendar quarter of 2007, when Treasury yields moved higher in anticipation of stronger economic growth. But, rates declined for the one-year period as a whole, and our duration strategy was a negative influence on performance.2

As of August 31, 2007, 68.8% of the Fund’s net assets was invested in mortgage-backed securities, 14.4% was in corporate bonds, 12.8% was in agency securities, 2.2% was in asset-backed securities and 1.2% was invested in cash equivalents. The overall credit quality of the securities within the Fund’s portfolio remained high, ending the 12-month period with an average credit rating of AAA. The Fund’s average maturity was 2.60 years as of August 31, 2007.2

If there is a “bright spot” to the housing market slowdown, it may serve to tame inflation. Approximately 43% of the core inflation figure is housing-related, and given the expectations for continued housing-market weakness, we believe core inflation should remain relatively tame. Similarly, the still-unfolding housing market correction should curb economic growth. For the Fed, inflation remains a primary concern. Nevertheless, the Fed has acknowledged the threats to U.S. economic growth and is poised to implement a long-awaited easing campaign. We are maintaining a cautious approach, avoiding lower-quality sectors and securities. In particular, high-quality mortgages appear attractive, due to the recent spread widening. Because we believe a Fed easing campaign would have the greatest impact on shorter-term rates, we may slightly extend the Fund’s duration to attempt to capture the price appreciation resulting from a lower-rate environment.

[1]	See Glossary of Terms for additional information.

[2]	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE AMERICAN PERFORMANCE SHORT-TERM INCOME FUND

The Short-Term Income Fund is measured against the Merrill Lynch U.S. Corporate/Government 1-5 Year Index an unmanaged index which is comprised of investment-grade government and corporate debt securities with maturities between one and five years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark or peer group, and represents the reinvestment of distributions and capital gains.

AVERAGE ANNUAL TOTAL RETURN

For the periods ended 8/31/07	1 Year	5 Year	10 Year
Investor Shares	4.92%	3.70%	5.29%
Institutional Shares*	5.32%	3.79%	5.33%
Merrill Lynch U.S. Corporate/Government 1-5 Year Bond Index	5.66%	3.47%	5.29%

EXPENSE RATIO

Gross
Investor Shares	1.41%
Institutional Shares	1.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Investor and Institutional Class reflects voluntary fee waivers in effect from January 1, 2007, which may be discontinued at any time. The Institutional Class also reflects contractual waivers in effect from January 1, 2007 through December 31, 2007. Without these fee waivers, the performance would have been lower.

The above expense ratios are from the Funds’ prospectus dated January 1, 2007. Additional information pertaining to the Funds’ expense ratios as of August 31, 2007 can be found in the Financial Highlights.

*	The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a distribution/service (12b-1) fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

THE AMERICAN PERFORMANCE INTERMEDIATE BOND FUND

INVESTMENT OBJECTIVE

We seek total return by investing primarily in an actively managed, diversified portfolio of intermediate bonds and other fixed income securities. We invest primarily in investment-grade or comparable quality debt obligations. The Fund maintains a dollar-weighted average maturity between three and ten years.

INVESTMENT CONCERNS

Intermediate-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

For the 12-month period ended August 31, 2007, the American Performance Intermediate Bond Fund posted a total return of 5.02% (Investor Shares). This compares to the total return of 4.12% for the Fund’s peer group, the Lipper Short Intermediate Investment-Grade Debt Funds Average.1 The Fund’s benchmark, the Lehman Brothers Intermediate U.S. Aggregate Index, showed a total return of 5.33%.

The fiscal year began and ended with the Fed on hold and the fed funds target at 5.25%. Conflicting data led to changing expectations for economic growth, while most inflation pressures generally subsided as the period unfolded. Nevertheless, the Fed consistently cited inflation as the greater threat to the economy, even as GDP1 growth slipped to 0.60% in the first calendar quarter of 2007. In response, the Fed held the fed funds target steady and indicated further tightening remained within the realm of possibilities. The Fed’s sentiment kept investors on edge and eager to scrutinize every piece of economic data. This action led to modest rate volatility throughout most of the period, as yields shifted along with investor expectations regarding economic growth and Fed policy.

In the final few months of the period, mounting defaults within the sub-prime mortgage market led to concerns within the entire credit sector. A general re-pricing of risk ensued, and spreads widened (yields increased and prices declined) throughout the fixed-income market—whether such widening was warranted or not. Fixed-income investors fled to the relative safety and security of the U.S. Treasury market. Treasury yields declined significantly, which helped Treasuries outperform other fixed-income sectors for the one-year period. Yields on the three-, five-, 10- and 30-year Treasuries showed an overall decline of 55 (0.55%), 45 (0.45%), 20 (0.20%) and five (0.05%) basis points, respectively, for the 12-month period.

We continued to focus on high-quality, yield-generating securities. In particular, we emphasized shorter-term, non-agency mortgage-backed securities. In a continuing trend, we generally avoided lower-quality securities and the corporate bond market, which we believed were unattractive from a risk/reward perspective. This strategy served the Fund well, as the growing concerns in the credit markets led to better performance for higher-quality securities. Also, unlike the mortgages represented in the Fund’s benchmark, our mortgage holdings had little exposure to extension risk when interest rates increased. As such, our mortgage securities generally performed better than those represented in the indexes.2

Throughout much of the period, we believed the market’s interest-rate forecasts were too optimistic. As such, we maintained a shorter-than-benchmark duration strategy.2 This strategy proved effective during the second calendar quarter of 2007, when Treasury yields moved higher in anticipation of stronger economic growth. But, rates declined for the one-year period as a whole, and our duration strategy was a negative influence on performance.2

As of August 31, 2007, 34.8% of the Fund’s net assets was invested in agency securities, 34.6% was in mortgage-backed securities, 13.5% was in U.S. Treasury securities, 10.4% was in corporate bonds, 2.3% was in asset-backed securities and 2.1% was invested in cash equivalents. The overall credit quality of the securities within the Fund’s portfolio remained high, ending the 12-month period with an average credit rating of AAA. The Fund’s average maturity was 4.52 years as of August 31, 2007.2

If there is a “bright spot” to the housing market slowdown, it may serve to tame inflation. Approximately 43% of the core inflation figure is housing-related, and given the expectations for continued housing-market weakness, we believe core inflation should remain relatively tame. Similarly, the still-unfolding housing market correction should curb economic growth. For the Fed, inflation remains a primary concern. Nevertheless, the Fed has acknowledged the threats to U.S. economic growth and is poised to implement a long-awaited easing campaign. Although lower rates would benefit the bond market, we are maintaining a cautious approach, focusing on high-quality securities and a neutral duration strategy. In particular, high-quality mortgages appear attractive, due to the recent spread widening. Regarding the yield curve, we do not expect rates in the five- to 10-year range to change much from their current levels.

[1]	See Glossary of Terms for additional information.

[2]	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE AMERICAN PERFORMANCE INTERMEDIATE BOND FUND

The Intermediate Bond Fund is measured against the Lehman Brothers Intermediate U.S. Aggregate Index, an unmanaged index that is representative of investment-grade debt issues with maturities between three and ten years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark or peer group, and represents the reinvestment of distributions and capital gains.

AVERAGE ANNUAL TOTAL RETURN

For the periods ended 8/31/07	1 Year	5 Year	10 Year
Investor Shares	5.02%	4.01%	5.28%
Institutional Shares*	5.33%	4.12%	5.33%
Lehman Brothers Intermediate U.S. Aggregate Index	5.33%	4.06%	5.81%

EXPENSE RATIO

Gross
Investor Shares	1.39%
Institutional Shares	1.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Investor and Institutional Class reflects voluntary fee waivers in effect from January 1, 2007, which may be discontinued at any time. The Institutional Class also reflects contractual waivers in effect from January 1, 2007 through December 31, 2007. Without these fee waivers, the performance would have been lower.

The above expense ratios are from the Funds’ prospectus dated January 1, 2007. Additional information pertaining to the Funds’ expense ratios as of August 31, 2007 can be found in the Financial Highlights.

*	The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a distribution/service (12b-1) fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

THE AMERICAN PERFORMANCE BOND FUND

INVESTMENT OBJECTIVE

We seek total return by investing primarily in an actively managed, diversified portfolio of short, intermediate and long term bonds and other fixed income securities. We invest primarily in investment-grade or comparable quality debt obligations. The Fund maintains a dollar weighted average maturity of three years or more and, generally, of no longer than ten years.

INVESTMENT CONCERNS

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates.

For the 12-month period ended August 31, 2007, the American Performance Bond Fund posted a total return of 4.84% (Investor Shares). This compares to the total return of 4.08% for the Fund’s peer group, the Lipper Intermediate Investment-Grade Debt Funds Average.1 The Fund’s benchmark, the Lehman Brothers U.S. Aggregate Index, showed total return of 5.26%.

The fiscal year began and ended with the Fed on hold and the fed funds target at 5.25%. Conflicting data led to changing expectations for economic growth, while most inflation pressures generally subsided as the period unfolded. Nevertheless, the Fed consistently cited inflation as the greater threat to the economy, even as GDP1 growth slipped to 0.60% in the first calendar quarter of 2007. In response, the Fed held the fed funds target steady and indicated further tightening remained within the realm of possibilities. The Fed’s sentiment kept investors on edge and eager to scrutinize every piece of economic data. This action led to modest rate volatility throughout most of the period, as yields shifted along with investor expectations regarding economic growth and Fed policy.

In the final few months of the period, mounting defaults within the sub-prime mortgage market led to concerns within the entire credit sector. A general re-pricing of risk ensued, and spreads widened (yields increased and prices declined) throughout the fixed-income market—whether such widening was warranted or not. Fixed-income investors fled to the relative safety and security of the U.S. Treasury market. Treasury yields declined significantly, which helped Treasuries outperform other fixed-income sectors for the one-year period. Yields on the three-, five-, 10- and 30-year Treasuries showed an overall decline of 55 (0.55%), 45 (0.45%), 20 (0.20%) and five (0.05%) basis points, respectively, for the 12-month period.

We continued to focus on high-quality, yield-generating securities, while generally avoiding the corporate bond market, which we believed was unattractive from a risk/ reward perspective. This strategy served the Fund well, as the growing concerns in the credit markets eventually led to a flight to quality. In particular, we purchased shorter-term, non-agency mortgage-backed securities. Unlike the mortgage securities represented in the Fund’s benchmark, our mortgage holdings had little exposure to extension risk when interest rates increased. As such, our mortgage securities generally performed better than those represented in the indexes.2

Throughout much of the period, we believed the market’s interest-rate forecasts were too optimistic. As such, we maintained a shorter-than-benchmark duration strategy, in anticipation of higher rates. This strategy proved effective during the second calendar quarter of 2007, when Treasury yields moved higher in anticipation of stronger economic growth. But, rates declined for the one-year period as a whole, and our duration strategy was a negative influence on performance.2

As of August 31, 2007, 32.2% of the Fund’s net assets was invested in mortgage-backed securities, 28.7% was in agency securities, 13.4% was in corporate bonds, 13.8% was in U.S. Treasury securities, 6.4% was in taxable municipal bonds, 2.6% was in cash equivalents and 2.0% was invested in asset-backed securities. The overall credit quality of the securities within the Fund’s portfolio remained high, ending the 12-month period with an average credit rating of AAA. The Fund’s average maturity was 6.02 years as of August 31, 2007.2

If there is a “bright spot” to the housing market slowdown, it may serve to tame inflation. Approximately 43% of the core inflation figure is housing-related, and given the expectations for continued housing-market weakness, we believe core inflation should remain relatively tame. Similarly, the still-unfolding housing market correction should curb economic growth. For the Fed, inflation remains a primary concern. Nevertheless, the Fed has acknowledged the threats to U.S. economic growth and is poised to implement a long-awaited easing campaign. Although lower rates would benefit the bond market, we are maintaining a cautious approach, focusing on high-quality securities and a neutral duration strategy.

[1]	See Glossary of Terms for additional information.

[2]	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE AMERICAN PERFORMANCE BOND FUND

The Bond Fund is measured against the Lehman Brothers U.S. Aggregate Index, an unmanaged index which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark or peer group, and represents the reinvestment of distributions and capital gains.

AVERAGE ANNUAL TOTAL RETURN

For the periods ended 8/31/07	1 Year	5 Year	10 Year
Investor Shares	4.84%	4.42%	5.95%
Institutional Shares*	5.03%	4.49%	5.98%
Lehman Brothers U.S. Aggregate Index	5.26%	4.31%	6.04%

EXPENSE RATIO

Gross
Investor Shares	1.41%
Institutional Shares	1.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Investor and Institutional Class reflects voluntary fee waivers in effect from January 1, 2007, which may be discontinued at any time. The Institutional Class also reflects contractual waivers in effect from January 1, 2007 through December 31, 2007. Without these fee waivers, the performance would have been lower.

The above expense ratios are from the Funds’ prospectus dated January 1, 2007. Additional information pertaining to the Funds’ expense ratios as of August 31, 2007 can be found in the Financial Highlights.

*	The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a distribution/service (12b-1) fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

THE AMERICAN PERFORMANCE BALANCED FUND

INVESTMENT OBJECTIVE

We seek capital appreciation and income by investing primarily in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds. Our diversification strategy is multidimensional across stock and bond asset classes, growth and value styles, and small capitalization and large capitalization stocks.

INVESTMENT CONCERNS

Stocks are more volatile and carry more risk and return potential than some other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

For the 12-month period ended August 31, 2007, the American Performance Balanced Fund posted a total return of 10.40% (Investor Shares). This compared favorably to the total return of 10.18% for the Fund’s peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds Average.1 The Fund’s benchmarks, the Russell 1000® Index and the Lehman Brothers U.S. Aggregate Index, posted total returns of 15.27% and 5.26%, respectively.

The stock market’s strong one-year return masks the many challenges that emerged during the 12-month period. The first significant obstacle came in late-February, when a sharp sell-off in China’s stock market triggered a steep, but short-lived, correction among U.S. stocks. Then, the U.S. government reported a first-quarter GDP1 growth rate of 0.60%. In addition, growing defaults within the sub-prime mortgage market sparked a widespread credit crunch and re-pricing of risk. Furthermore, the Fed remained on hold throughout the year, citing persistent inflation pressures as its primary concern.

Overall, the abundance of liquidity and robust mergers-and-acquisitions activity continued to drive stock-market gains. Additionally, optimism regarding continued economic growth in the United States and abroad, relatively strong corporate earnings growth, and modest core inflation provided support. Nevertheless, late in the fiscal year a surge in volatility underscored the challenges lingering in the market. Issues surrounding sub-prime debt came to the forefront, and rising bond yields and anxiety regarding liquidity and credit quality pushed stock market returns negative in June and July. Stocks recovered in August, on investor optimism regarding long-term market fundamentals.

We continued to emphasize equities, which represented 58.9% of the Fund’s net assets at the end of the fiscal year. Fixed-income securities comprised 39.9% of the Fund’s portfolio, and the remaining 1.2% was invested in cash equivalents. The Fund began the fiscal year with a slightly higher equity exposure of 61.2%, but after stocks showed particularly strong performance during the fourth calendar quarter of 2006, we scaled back the Fund’s exposure.2

Within the Fund’s equity component, we continued to enhance the portfolio’s diversification3, investing in a mix of large-cap core, growth, and value positions supplemented with mid-cap and small-cap core stocks and international stocks. We believe this broad equity diversification can potentially lower the risk inherent in equities as well as the entire portfolio.2

Our strategies within the fixed income portfolio also contributed favorably to results. We continued to focus on high-quality securities—primarily short-term, non-agency mortgages with yield advantages—and maintaining a relatively short duration. Our emphasis on high-quality securities and our general avoidance of corporate securities contributed favorably to performance, particularly as investors became more risk-averse in the final months of the period. However, our strategy of maintaining a slightly-shorter-than-benchmark duration detracted slightly from performance, as interest rates declined overall for the one-year period.2

Looking ahead, we believe stock investors remain wary of the exposure many banks and investment companies may have to the sub-prime market and how that exposure could influence corporate earnings. But, if there is a “bright spot” to the housing market slowdown, it may serve to tame inflation. Approximately 43% of the core inflation figure is housing-related, and given the expectations for continued housing-market weakness, we believe core inflation should remain relatively tame. Similarly, the still-unfolding housing market correction should curb economic growth. For the Fed, inflation remains a primary concern. Nevertheless, the Fed has acknowledged the threats to U.S. economic growth and is poised to implement a long-awaited easing campaign. Although lower rates would benefit the stock and bond markets, we believe a cautious approach is warranted, and we will maintain our diversified, high-quality approach to the financial markets.

[1]	See Glossary of Terms for additional information.

[2]	The composition of the Fund’s portfolio is subject to change.

[3]	Diversification does not guarantee a profit nor protect against a loss.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE AMERICAN PERFORMANCE BALANCED FUND

The Balanced Fund is measured against the Russell 1000® Index and the Lehman Brothers U.S. Aggregate Index. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, representing 90 percent of the total market capitalization of the Russell 3000® Index. The Lehman Brothers U.S. Aggregate Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark or peer group, and represents the reinvestment of distributions and capital gains.

AVERAGE ANNUAL TOTAL RETURN

For the periods ended 8/31/07	1 Year	5 Year	10 Year
Investor Shares	10.40%	9.69%	6.14%
Institutional Shares*	10.71%	9.86%	6.23%
Russell 1000® Index	15.27%	12.53%	7.03%
Lehman Brothers U.S. Aggregate Index	5.26%	4.31%	6.04%

EXPENSE RATIO

Gross
Investor Shares	1.58%
Institutional Shares	1.33%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Investor and Institutional Class reflects voluntary fee waivers in effect from January 1, 2007, which may be discontinued at any time. The Institutional Class also reflects contractual waivers in effect from January 1, 2007 through December 31, 2007. Without these fee waivers, the performance would have been lower.

The above expense ratios are from the Funds’ prospectus dated January 1, 2007. Additional information pertaining to the Funds’ expense ratios as of August 31, 2007 can be found in the Financial Highlights.

*	The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a distribution/service (12b-1) fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

THE AMERICAN PERFORMANCE U.S. TAX-EFFICIENT LARGE CAP EQUITY FUND

INVESTMENT OBJECTIVE

We seek growth of capital and, secondarily, income by investing in a diversified portfolio of common stocks and securities convertible into common stocks. In pursuing this objective, the management team employs various investment practices designed to reduce taxable distributions to shareholders.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The American Performance U.S. Tax Efficient Large Cap Equity Fund posted a total return of 15.08% (Investor Shares) for the 12-month period ended August 31, 2007. This compares to the total return of 13.54% for the Fund’s peer group, the Lipper Large Cap Value Funds Average.1 The Fund’s benchmark, the Russell 1000® Index, showed a total return of 15.27%.

The stock market’s strong one-year return masks the many challenges that emerged during the 12-month period. The first significant obstacle came in late-February, when a sharp sell-off in China’s stock market triggered a steep, but short-lived, correction among U.S. stocks. Then, the U.S. government reported a first-quarter GDP1 growth rate of 0.60%. In addition, growing defaults within the sub-prime mortgage market sparked a widespread credit crunch and re-pricing of risk. Furthermore, the Fed remained on hold throughout the year, citing persistent inflation pressures as its primary concern.

Overall, the abundance of liquidity and robust mergers-and-acquisitions activity continued to drive stock-market gains. Additionally, optimism regarding continued economic growth in the United States and abroad, relatively strong corporate earnings growth, and modest core inflation provided support. Nevertheless, late in the fiscal year a surge in volatility underscored the challenges lingering in the market. Issues surrounding sub-prime debt came to the forefront, and rising bond yields and anxiety regarding liquidity and credit quality pushed stock market returns negative in June and July. Stocks recovered in August, on investor optimism regarding long-term market fundamentals.

Strong results from the cyclical sectors, including materials (+27%), energy (+26%) and industrials (+22%), continued to drive the Russell 1000® Index’s performance during the year. Ongoing, solid demand from Asia and the Middle East led to the strong performance in these sectors. We continued to underweight cyclical stocks, focusing instead on the market’s stable, growth-oriented areas. This was due to our preference for stocks exhibiting higher-than-market earnings results and steady earnings growth.

Despite our underweight in materials, our stock selection in this sector contributed favorably to results. In addition, strong stock selection in the Fund’s financials sector helped performance. Within the index, the financial sector was among the poorest-performing, primarily due to rising defaults within the sub-prime mortgage market and the resulting fallout in other credit sectors. Our emphasis on asset managers proved beneficial, with the Fund realizing strong one-year gains from such holdings as Eaton Vance (+46%), Nuveen (+32%) and T.Rowe Price (+18%). Similarly, our stock selections in the challenging health care sector were effective. We generally avoided the large pharmaceutical companies, favoring companies such as medical technology company Stryker and laboratory equipment manufacturer Thermo Fisher Scientific, both up more than 35%.2

Our stock selections in the technology sector detracted from performance during the year. Although we held positions in several stocks that performed well, including Intel and Cisco, we maintained a large position in Yahoo!, which struggled throughout the 12-month period.2

Looking ahead, we will continue to look for companies that we believe have solid business models and are capable of driving consistent, long-term earnings growth. Given our goal of minimizing capital gains, we will emphasize long-term plays, including companies with a history of earnings stability. With the Fed recently shifting to an easing bias, we believe the stock market should perform well for the rest of the year. Corporate earnings should remain healthy, and although economic growth may slow, global demand should help keep the U.S. economy in expansion mode. Of course, there will likely be bumps along the way, particularly within the financials sector, where the housing and sub-prime mortgage markets may continue to face challenges. We will view any setbacks in the market as buying opportunities.

[1]	See Glossary of Terms for additional information.

[2]	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE AMERICAN PERFORMANCE U.S. TAX-EFFICIENT LARGE CAP EQUITY FUND

The U.S. Tax-Efficient Large Cap Equity Fund is measured against the Russell 1000® Index, an unmanaged index that measures the 1,000 largest companies in the Russell 3000® Index, representing 90 percent of the total market capitalization of the Russell 3000® Index. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark or peer group, and represents the reinvestment of distributions and capital gains.

AVERAGE ANNUAL TOTAL RETURN

For the periods ended 8/31/07	1 Year	5 Year	10 Year
Investor Shares	15.08%	13.19%	5.27%
Institutional Shares*	15.30%	13.28%	5.32%
Russell 1000® Index	15.27%	12.53%	7.03%

EXPENSE RATIO

Gross
Investor Shares	1.62%
Institutional Shares	1.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Investor and Institutional Class reflects voluntary fee waivers in effect from January 1, 2007, which may be discontinued at any time. The Institutional Class also reflects contractual waivers in effect from January 1, 2007 through December 31, 2007. Without these fee waivers, the performance would have been lower.

The above expense ratios are from the Funds’ prospectus dated January 1, 2007. Additional information pertaining to the Funds’ expense ratios as of August 31, 2007 can be found in the Financial Highlights.

*	The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a distribution/service (12b-1) fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

THIS PAGE IS INTENTIONALLY LEFT BLANK

AMERICAN PERFORMANCE FUNDS

Statements of Assets and Liabilities

August 31, 2007

	U.S Treasury Fund	Cash Management Fund	Tax-Free Money Market Fund
Assets:
Investments, at value (Cost $298,976,608, $958,655,179 and $350,865,729)	$298,976,608	$958,655,179	$350,865,729
Repurchase agreements, at cost	1,267,892,857	263,097,882	—

Total Investments	1,566,869,465	1,221,753,061	350,865,729
Cash	—	—	1,222
Interest and dividends receivable	179,553	6,080,679	1,321,762
Prepaid expenses and other assets	51,416	63,803	13,035

Total Assets	1,567,100,434	1,227,897,543	352,201,748

Liabilities:
Distributions payable	5,543,004	5,042,497	1,053,441
Accrued expenses and other payables:
Investment advisory fees	76,498	57,548	14,677
Administration fees	61,477	54,629	45,972
Distribution fees	219,121	76,730	989
Chief compliance officers fees	1,235	3,945	2,149
Custodian fees	14,126	11,435	3,192
Fund accounting fees	30,549	41,078	—
Omnibus fees	—	—	28,233
Transfer agent fees	5,831	21,011	378
Trustee fees	17,930	8,658	2,537
Shareholder servicing fees	345,715	198,611	1,661
Other accrued liabilities	93,852	105,822	66,856

Total Liabilities	6,409,338	5,621,964	1,220,085

Net Assets	$1,560,691,096	$1,222,275,579	$350,981,663

Composition of Net Assets:
Shares of beneficial interest, at par	$15,604	$12,222	$3,510
Paid-in capital	1,560,400,301	1,222,176,345	350,970,614
Undistributed net investment income	275,439	106,127	7,127
Undistributed net realized gain (loss) from investment transactions	(248)	(19,115)	412

Net Assets	$1,560,691,096	$1,222,275,579	$350,981,663

Net Assets:
Administrative Shares	$1,055,889,997	$756,514,649	$4,655,001
Service Shares	39,064,471	7,592,679	1,020
Institutional Shares	465,736,628	458,168,251	12,423,357
Select Shares	—	—	333,902,285

Total	$1,560,691,096	$1,222,275,579	$350,981,663

Shares Outstanding:
Administrative Shares	1,055,607,048	756,418,768	4,651,762
Service Shares	39,071,043	7,594,428	1,022
Institutional Shares	465,736,837	458,172,528	12,418,686
Select Shares	—	—	333,903,156

Total	1,560,414,928	1,222,185,724	350,974,626

Net asset value, offering price & redemption price per share:
($0.00001 par value per share, unlimited number of shares authorized)
Administrative Shares	$1.00	$1.00	$1.00

Service Shares	$1.00	$1.00	$1.00

Institutional Shares	$1.00	$1.00	$1.00

Select Shares	$—	$—	$1.00

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Assets and Liabilities, Continued

August 31, 2007

	Intermediate Tax-Free Bond Fund	Short-Term Income Fund	Intermediate Bond Fund	Bond Fund
Assets:
Investments, at value (Cost $18,924,870, $212,564,353, $96,583,238 and $63,600,824)	$19,137,891	$211,761,042	$96,763,526	$63,692,724
Investments in affiliates, at cost	1,077,302	2,698,820	2,082,738	1,723,691

Total Investments	20,215,193	214,459,862	98,846,264	65,416,415
Cash	—	20,784	49,387	2,553
Interest and dividends receivable	220,665	1,476,334	744,831	572,610
Receivable for capital shares issued	45,000	487,184	174,296	364,293
Receivable for investments sold	—	19,197	—	—
Prepaid expenses and other assets	2,470	20,201	11,789	12,019

Total Assets	20,483,328	216,483,562	99,826,567	66,367,890

Liabilities:
Distributions payable	60,577	528,226	252,970	171,311
Payable for capital shares redeemed	—	44,374	71,020	122,815
Accrued expenses and other payables:
Investment advisory fees	3,433	34,014	16,794	11,087
Administration fees	1,717	22,677	8,397	5,544
Distribution fees	705	19,946	6,115	5,007
Chief compliance officers fees	105	1,081	456	212
Custodian fees	196	2,549	867	570
Fund accounting fees	203	586	220	245
Transfer agent fees	21	11,416	1,363	1,238
Trustee fees	71	2,746	941	584
Shareholder servicing fees	1	232	65	129
Other accrued liabilities	879	22,748	14,111	15,126

Total Liabilities	67,908	690,595	373,319	333,868

Net Assets	$20,415,420	$215,792,967	$99,453,248	$66,034,022

Composition of Net Assets:
Shares of beneficial interest, at par	$19	$213	$97	$71
Paid-in capital	20,290,963	219,213,523	99,687,006	66,026,972
Undistributed (distributions in excess of) net investment income	(66,863)	683,766	56,411	13,178
Undistributed net realized losses from investment transactions	(21,720)	(3,301,224)	(470,554)	(98,099)
Net unrealized appreciation (depreciation) on investments	213,021	(803,311)	180,288	91,900

Net Assets	$20,415,420	$215,792,967	$99,453,248	$66,034,022

Net Assets:
Investor Shares	$3,336,965	$94,560,745	$29,869,184	$23,459,677
Institutional Shares	17,078,455	121,232,222	69,584,064	42,574,345

Total	$20,415,420	$215,792,967	$99,453,248	$66,034,022

Shares Outstanding:
Investor Shares	318,362	9,317,710	2,911,691	2,525,564
Institutional Shares	1,629,105	11,953,214	6,781,064	4,586,590

Total	1,947,467	21,270,924	9,692,755	7,112,154

Net asset value, offering price & redemption price per share:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	$10.48	$10.15	$10.26	$9.29

Institutional Shares	$10.48	$10.14	$10.26	$9.28

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Assets and Liabilities, Continued

August 31, 2007

	Balanced Fund	U.S. Tax- Efficient Large Cap Equity Fund
Assets:
Investments, at value (Cost $76,678,688 and $10,056,859)	$83,840,350	$12,801,663
Investments in affiliates, at cost	968,778	134,394

Total Investments	84,809,128	12,936,057
Cash	1,415	—
Interest and dividends receivable	315,006	16,662
Receivable for capital shares issued	100	—
Receivable for investments sold	1,596,390	—
Prepaid expenses and other assets	10,659	3,996

Total Assets	86,732,698	12,956,715

Liabilities:
Payable for investments purchased	1,509,124	—
Payable for capital shares redeemed	316,380	—
Accrued expenses and other payables:
Investment advisory fees	25,166	4,341
Administration fees	7,191	1,466
Distribution fees	5,100	467
Chief compliance officers fees	414	43
Custodian fees	821	243
Fund accounting fees	125	95
Transfer agent fees	948	557
Trustee fees	686	112
Shareholder servicing fees	1	4
Other accrued liabilities	14,203	270

Total Liabilities	1,880,159	7,598

Net Assets	$84,852,539	$12,949,117

Composition of Net Assets:
Shares of beneficial interest, at par	$63	$11
Paid-in capital	73,444,377	26,846,903
Undistributed net investment income	262,449	12,154
Undistributed net realized gain (loss) from investment transactions	3,983,988	(16,654,755)
Net unrealized appreciation on investments	7,161,662	2,744,804

Net Assets	$84,852,539	$12,949,117

Net Assets:
Investor Shares	$23,857,915	$2,232,053
Institutional Shares	60,994,624	10,717,064

Total	$84,852,539	$12,949,117

Shares Outstanding:
Investor Shares	1,768,788	191,886
Institutional Shares	4,521,965	918,790

Total	6,290,753	1,110,676

Net asset value, offering price & redemption price per share:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	$13.49	$11.63

Institutional Shares	$13.49	$11.66

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Operations

August 31, 2007

	U.S Treasury Fund	Cash Management Fund	Tax-Free Money Market Fund
Investment Income:
Interest income	$62,766,721	$62,952,035	$10,830,845
Dividend income	—	—	247,923

Total Income	62,766,721	62,952,035	11,078,768

Expenses:
Investment advisory fees	2,559,436	2,335,387	456,371
Administration fees	1,678,550	1,589,642	455,169
Distribution fees—Administrative shares	2,287,361	1,931,839	1,866
Distribution fees—Service shares	77,200	5,382	106
Shareholder servicing fees—Administrative shares	1,549,342	1,375,077	1,866
Shareholder servicing fees—Service shares	77,200	5,386	106
Shareholder servicing fees—Institutional shares	671,123	1,025,556	12,532
Shareholder servicing fees—Select shares	—	—	510,041
Chief compliance officer fees	62,070	66,499	14,206
Fund accounting fees	319,614	312,448	—
Omnibus fees	—	—	309,764
Transfer agent fees	254,107	334,885	2,799
Custodian fees	180,476	163,132	49,312
Trustee fees	69,065	66,038	16,226
Legal fees and Special Review Committee expenses*	496,528	571,562	124,207
Other expenses	486,238	489,998	118,726

Total expenses before fee reductions	10,768,310	10,272,831	2,073,297
Expenses reduced by Investment Advisor	(919,059)	(1,207,637)	(357,407)
Expenses reduced by Administrator	(938,550)	(985,802)	(263,206)
Expenses reduced by Settlement*	(918,080)	(750,616)	(234,693)
Omnibus fees waived	—	—	(150,531)
Distribution fees waived—Administrative shares	(442,813)	(1,076,952)	—
Distribution fees waived—Service shares	(46,320)	(3,231)	(62)
Shareholder servicing fees waived—Service shares	(46,320)	(3,231)	(62)
Shareholder servicing fees waived—Institutional shares	(372,488)	(725,709)	(8,523)
Shareholder servicing fees waived—Select shares	—	—	(510,041)

Net expenses	7,084,680	5,519,653	548,772

Net Investment Income	55,682,041	57,432,382	10,529,996

Realized/Unrealized Gains On Investments:
Net realized gains from investments	—	34	412

Change in net assets resulting from operations	$55,682,041	$57,432,416	$10,530,408

*	See Note 7 in Notes to Financial Statements.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Operations, Continued

August 31, 2007

	Intermediate Tax-Free Bond Fund	Short-Term Income Fund	Intermediate Bond Fund	Bond Fund
Investment Income:
Interest income	$822,621	$13,424,893	$5,084,227	$3,219,491
Dividend income	—	—	—	—
Dividend income from affiliates	27,884	315,913	79,589	51,061

Total Income	850,505	13,740,806	5,163,816	3,270,552

Expenses:
Investment advisory fees	113,721	1,435,314	536,277	322,520
Administration fees	41,353	521,937	195,011	117,281
Distribution fees—Investor shares	8,980	229,676	68,396	58,284
Shareholder servicing fees—Investor shares	5,769	151,989	45,927	37,829
Shareholder servicing fees—Institutional shares	28,293	284,216	114,781	62,462
Chief compliance officer fees	1,197	14,748	5,489	3,162
Fund accounting fees	26,498	180,346	62,376	42,658
Transfer agent fees	8,700	116,324	30,167	25,284
Custodian fees	3,478	43,394	16,313	9,526
Trustee fees	1,088	14,720	5,309	3,234
Legal fees and Special Review Committee expenses*	9,333	115,661	41,572	23,904
Other expenses	11,528	148,308	71,258	57,490

Total expenses before fee reductions	259,938	3,256,633	1,192,876	763,634
Expenses reduced by Investment Advisor	(72,368)	(1,043,864)	(341,265)	(205,239)
Expenses reduced by Administrator	(20,676)	(260,964)	(97,504)	(58,639)
Expenses reduced by Settlement*	(12,042)	(161,049)	(58,744)	(38,940)
Shareholder servicing fees waived—Investor shares	(5,768)	(151,110)	(45,735)	(37,090)
Shareholder servicing fees waived—Institutional shares	(28,293)	(284,216)	(114,781)	(62,462)

Net expenses	120,791	1,355,430	534,847	361,264

Net Investment Income	729,714	12,385,376	4,628,969	2,909,288

Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) from investments	(22,739)	270,918	145,415	47,512
Change in unrealized appreciation/depreciation on investments	(115,028)	665,848	242,790	(132,679)

Net realized/unrealized gains (losses) from investments	(137,767)	936,766	388,205	(85,167)

Change in net assets resulting from operations	$591,947	$13,322,142	$5,017,174	$2,824,121

*	See Note 7 in Notes to Financial Statements.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Operations, Continued

August 31, 2007

	Balanced Fund	U.S. Tax- Efficient Large Cap Equity Fund
Investment Income:
Interest income	$1,780,558	$—
Dividend income	868,009	163,639
Dividend income from affiliates	61,531	3,215

Total Income	2,710,098	166,854

Expenses:
Investment advisory fees	662,055	94,396
Administration fees	178,935	27,361
Distribution fees—Investor shares	64,919	5,932
Shareholder servicing fees—Investor shares	40,902	3,946
Shareholder servicing fees—Institutional shares	104,851	18,179
Chief compliance officer fees	5,110	767
Fund accounting fees	64,026	11,034
Transfer agent fees	25,230	7,164
Custodian fees	15,180	2,334
Trustee fees	5,025	746
Legal fees and Special Review Committee expenses*	39,718	6,079
Other expenses	73,679	14,937

Total expenses before fee reductions	1,279,630	192,875
Expenses reduced by Investment Advisor	(348,919)	(39,674)
Expenses reduced by Administrator	(89,466)	(13,680)
Expenses reduced by Settlement*	(50,351)	(7,485)
Shareholder servicing fees waived—Investor shares	(40,896)	(3,932)
Shareholder servicing fees waived—Institutional shares	(104,851)	(18,179)

Net expenses	645,147	109,925

Net Investment Income	2,064,951	56,929

Realized/Unrealized Gains on Investments:
Net realized gains from investments	6,533,120	1,041,288
Change in unrealized appreciation/depreciation on investments	593,441	893,564

Net realized/unrealized gains from investments	7,126,561	1,934,852

Change in net assets resulting from operations	$9,191,512	$1,991,781

*	See Note 7 in Notes to Financial Statements.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets

	U.S Treasury Fund		Cash Management Fund		Tax-Free Money Market Fund
	Year Ended August 31, 2007(a)	Year Ended August 31, 2006	Year Ended August 31, 2007(a)	Year Ended August 31, 2006	Year Ended August 31, 2007(b)	Year Ended August 31, 2006
From Investment Activities:
Operations:
Net investment income	$55,682,041	$29,322,756	$57,432,382	$29,691,017	$10,529,996	$7,819,859
Net realized gains (losses) from investments	—	85	34	(33)	412	—

Change in net assets resulting from operations	55,682,041	29,322,841	57,432,416	29,690,984	10,530,408	7,819,859

Distributions to Shareholders:
From net investment income:
Administrative Shares	(40,954,402)	(29,329,937)	(36,620,581)	(29,702,755)	(22,080)	—
Service Shares	(1,456,818)	—	(105,365)	—	(1,403)	—
Institutional Shares	(13,030,530)	—	(20,671,020)	—	(172,518)	—
Select Shares	—	—	—	—	(10,329,076)	(7,817,651)

Change in net assets from shareholder distributions	(55,441,750)	(29,329,937)	(57,396,966)	(29,702,755)	(10,525,077)	(7,817,651)

Change in net assets from capital transactions	676,949,115	189,998,820	452,690,798	(53,796,988)	70,317,644	19,821,502

Change in net assets	677,189,406	189,991,724	452,726,248	(53,808,759)	70,322,975	19,823,710

Net Assets:
Beginning of period	883,501,690	693,509,966	769,549,331	823,358,090	280,658,688	260,834,978

End of period	$1,560,691,096	$883,501,690	$1,222,275,579	$769,549,331	$350,981,663	$280,658,688

Undistributed net investment income	$275,439	$35,148	$106,127	$51,595	$7,127	$2,208

(a)	For the period January 2, 2007 (commencement of operations) through August 31, 2007, for Service and Institutional Shares.
(b)	For the period January 2, 2007 (commencement of operations) through August 31, 2007, for the Administrative, Service and Institutional Shares.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets, Continued

	U.S Treasury Fund		Cash Management Fund		Tax-Free Money Market Fund
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006
Share Transactions:*
Administrative Shares
Issued	1,963,059,140	2,029,627,318	4,066,609,739	5,026,233,250	4,656,407	—
Reinvested	221,597	101,661	934,880	231,954	19	—
Redeemed	(1,791,139,291)	(1,839,731,348)	(4,080,619,161)	(5,080,266,650)	(4,664)	—

Change in Administrative Shares	172,141,446	189,997,631	(13,074,542)	(53,801,446)	4,651,762	—

Service Shares
Issued	130,869,449	—	30,633,471	—	1,256,657	—
Reinvested	32	—	33	—	22	—
Redeemed	(91,798,438)	—	(23,039,076)	—	(1,255,657)	—

Change in Service Shares	39,071,043	—	7,594,428	—	1,022	—

Institutional Shares
Shares issued in merger	350,226,423	—	683,046,110	—	—	—
Issued	725,573,293	—	1,006,807,802	—	34,300,177	—
Reinvested	60,596	—	290,352	—	23	—
Redeemed	(610,123,475)	—	(1,231,971,736)	—	(21,881,514)	—

Change in Institutional Shares	465,736,837	—	458,172,528	—	12,418,686	—

Select Shares
Issued	—	—	—	—	1,126,968,191	467,304,494
Reinvested	—	—	—	—	140,770	173,056
Redeemed	—	—	—	—	(1,073,862,786)	(447,655,547)

Change in Select Shares	—	—	—	—	53,246,175	19,822,003

Change in shares:	676,949,326	189,997,631	452,692,414	(53,801,446)	70,317,645	19,822,003

*	Share transactions are at net asset value of $1.00 per share.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets, Continued

	Intermediate Tax-Free Bond Fund		Short-Term Income Fund		Intermediate Bond Fund
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006
From Investment Activities:
Operations:
Net investment income	$729,714	$687,094	$12,385,376	$11,240,173	$4,628,969	$3,835,161
Net realized gains (losses) from investments	(22,739)	209,759	270,918	(127,113)	145,415	(65,420)
Net change in unrealized appreciation/depreciation on investments	(115,028)	(565,064)	665,848	(850,293)	242,790	(673,444)

Change in net assets resulting from operations	591,947	331,789	13,322,142	10,262,767	5,017,174	3,096,297

Distributions to Shareholders:
From net investment income:
Investor Shares	(129,496)	(300,109)	(4,043,238)	(7,185,424)	(1,208,546)	(1,873,975)
Institutional Shares(a)	(665,101)	(320,706)	(7,931,159)	(3,380,937)	(3,298,826)	(1,972,551)
From net realized gains:
Investor Shares	(1,901)	(268,841)	(545,505)	—	(81,833)	—
Institutional Shares	(9,220)	—	(1,002,859)	—	(217,403)	—

Change in net assets from shareholder distributions	(805,718)	(889,656)	(13,522,761)	(10,566,361)	(4,806,608)	(3,846,526)

Change in net assets from capital transactions(b)	424,485	(8,867,134)	(48,044,694)	(11,626,606)	1,942,252	6,583,604

Change in net assets	210,714	(9,425,001)	(48,245,313)	(11,930,200)	2,152,818	5,833,375

Net Assets:
Beginning of period	20,204,706	29,629,707	264,038,280	275,968,480	97,300,430	91,467,055

End of period	$20,415,420	$20,204,706	$215,792,967	$264,038,280	$99,453,248	$97,300,430

Undistributed (distributions in excess of) net investment income	$(66,863)	$(1,945)	$683,766	$1,548,365	$56,411	$299,236

(a)	For the period December 30, 2005 (commencement of operations) through August 31, 2006.
(b)	During the fiscal year ended August 31, 2006, a portion of the Investor Shares assets were transfered to Institutional Shares.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets, Continued

	Intermediate Tax-Free Bond Fund		Short-Term Income Fund		Intermediate Bond Fund
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006
Capital Transactions:
Investor Shares
Proceeds from shares issued	177,221	1,179,927	11,500,432	88,505,471	9,630,835	11,324,104
Dividends reinvested	87,195	333,550	3,938,178	5,759,189	1,205,156	1,169,301
Cost of shares redeemed(b)	(683,781)	(26,821,995)	(29,088,019)	(261,142,975)	(8,606,816)	(75,723,128)

Change in net assets from Investor Shares	(419,365)	(25,308,518)	(13,649,409)	(166,878,315)	2,229,175	(63,229,723)

Institutional Shares(a)
Proceeds from shares issued(b)	4,297,081	19,339,574	47,328,428	184,042,064	16,524,493	77,698,813
Dividends reinvested	12,067	3,867	3,931,515	740,880	598,122	257,430
Cost of shares redeemed	(3,465,298)	(2,902,057)	(85,655,228)	(29,531,235)	(17,409,538)	(8,142,916)

Change in net assets from Institutional Shares	843,850	16,441,384	(34,395,285)	155,251,709	(286,923)	69,813,327

Change in net assets from capital transactions	424,485	(8,867,134)	(48,044,694)	(11,626,606)	1,942,252	6,583,604

Share Transactions:
Investor Shares
Issued	16,742	109,883	1,132,806	8,744,766	939,382	1,106,895
Reinvested	8,269	31,466	387,874	569,248	117,541	114,572
Redeemed(b)	(64,931)	(2,512,664)	(2,862,587)	(25,799,422)	(841,026)	(7,386,058)

Change in Investor Shares	(39,920)	(2,371,315)	(1,341,907)	(16,485,408)	215,897	(6,164,591)

Institutional Shares(a)
Issued(b)	406,999	1,824,819	4,664,471	18,188,423	1,613,163	7,581,631
Reinvested	1,140	367	387,504	73,258	58,270	25,312
Redeemed	(328,726)	(275,494)	(8,434,888)	(2,925,554)	(1,697,149)	(800,163)

Change in Institutional Shares	79,413	1,549,692	(3,382,913)	15,336,127	(25,716)	6,806,780

Change in shares	39,493	(821,623)	(4,724,820)	(1,149,281)	190,181	642,189

(a)	For the period December 30, 2005 (commencement of operations) through August 31, 2006.
(b)	During the fiscal year ended August 31, 2006, a portion of the Investor Shares assets were transfered to Institutional Shares.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets, Continued

	Bond Fund		Balanced Fund		U.S. Tax-Efficient Large Cap Equity Fund
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006
From Investment Activities:
Operations:
Net investment income	$2,909,288	$2,423,461	$2,064,951	$1,840,761	$56,929	$39,544
Net realized gains (losses) from investments	47,512	(56,600)	6,533,120	7,307,434	1,041,288	3,918,428
Net change in unrealized appreciation/depreciation on investments	(132,679)	(980,487)	593,441	(1,863,290)	893,564	(2,445,463)

Change in net assets resulting from operations	2,824,121	1,386,374	9,191,512	7,284,905	1,991,781	1,512,509

Distributions to Shareholders:
From net investment income:
Investor Shares	(1,097,204)	(1,471,973)	(560,328)	(1,140,674)	(5,455)	(47,004)
Institutional Shares(a)	(1,771,876)	(941,610)	(1,503,874)	(664,265)	(40,226)	(10,590)
From net realized gains:
Investor Shares	(86,440)	(67,591)	(2,802,113)	(3,459,726)	—	—
Institutional Shares	(107,323)	—	(6,314,577)	—	—	—

Change in net assets from shareholder distributions	(3,062,843)	(2,481,174)	(11,180,892)	(5,264,665)	(45,681)	(57,594)

Change in net assets from capital transactions(b)	12,309,881	3,685,137	(3,563,480)	(2,137,157)	(3,729,696)	(4,359,295)

Change in net assets	12,071,159	2,590,337	(5,552,860)	(116,917)	(1,783,596)	(2,904,380)

Net Assets:
Beginning of period	53,962,863	51,372,526	90,405,399	90,522,316	14,732,713	17,637,093

End of period	$66,034,022	$53,962,863	$84,852,539	$90,405,399	$12,949,117	$14,732,713

Undistributed net investment income	$13,178	$188,503	$262,449	$292,299	$12,154	$5,619

(a)	For the period December 30, 2005 (commencement of operations) through August 31, 2006.
(b)	During the fiscal year ended August 31, 2006, a portion of the Investor Shares assets were transfered to Institutional Shares.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets, Continued

	Bond Fund		Balanced Fund		U.S. Tax-Efficient Large Cap Equity Fund
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006
Capital Transactions:
Investor Shares
Proceeds from shares issued	8,114,556	9,572,817	2,615,438	8,358,443	204,095	334,008
Dividends reinvested	1,004,050	1,225,828	3,362,433	4,599,020	5,441	14,323
Cost of shares redeemed(b)	(9,437,783)	(37,441,831)	(9,624,863)	(75,730,404)	(544,273)	(16,823,104)

Change in net assets from Investor Shares	(319,177)	(26,643,186)	(3,646,992)	(62,772,941)	(334,737)	(16,474,773)

Institutional Shares(a)
Proceeds from shares issued(b)	20,062,710	34,213,978	345,825	63,489,978	94,890	13,995,037
Dividends reinvested	338,975	127,970	7,814,186	662,710	4,176	1,334
Cost of shares redeemed	(7,772,627)	(4,013,625)	(8,076,499)	(3,516,904)	(3,494,025)	(1,880,893)

Change in net assets from Institutional Shares	12,629,058	30,328,323	83,512	60,635,784	(3,394,959)	12,115,478

Change in net assets from capital transactions	12,309,881	3,685,137	(3,563,480)	(2,137,157)	(3,729,696)	(4,359,295)

Share Transactions:
Investor Shares
Issued	871,149	1,024,092	192,667	613,691	17,990	33,806
Reinvested	107,704	131,440	253,342	342,015	486	1,485
Redeemed(b)	(1,014,979)	(3,989,626)	(718,405)	(5,613,365)	(47,621)	(1,711,314)

Change in Investor Shares	(36,126)	(2,834,094)	(272,396)	(4,657,659)	(29,145)	(1,676,023)

Institutional Shares(a)
Issued(b)	2,157,394	3,650,372	25,295	4,711,199	8,904	1,419,053
Reinvested	36,385	13,830	588,490	48,305	375	132
Redeemed	(836,215)	(435,176)	(593,958)	(257,366)	(321,963)	(187,711)

Change in Institutional Shares	1,357,564	3,229,026	19,827	4,502,138	(312,684)	1,231,474

Change in shares	1,321,438	394,932	(252,569)	(155,521)	(341,829)	(444,549)

(a)	For the period December 30, 2005 (commencement of operations) through August 31, 2006.
(b)	During the fiscal year ended August 31, 2006, a portion of the Investor Shares assets were transfered to Institutional Shares.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

U.S. Treasury Fund

Schedule of Portfolio Investments

August 31, 2007

Principal Amount	Security Description	Amortized Cost
Repurchase Agreements (81.2%)
$50,000,000	Bear Stearns Cos., Inc., 5.05%, 9/4/07, (Purchased on 8/31/07, proceeds at maturity $50,028,056, collateralized by U.S. Treasury Securities, (0.00% - 5.75%), (11/15/07 - 01/15/27), fair value $51,002,686)	$50,000,000
212,892,857	Deutsche Bank AG, 5.10%, 9/4/07, (Purchased on 8/31/07, proceeds at maturity $213,013,496, collateralized by U.S. Treasury Securities, (2.38% - 7.63%), (08/15/08 - 02/15/25), fair value $218,488,168)	212,892,857
200,000,000	JP Morgan Chase & Co., 5.00%, 9/4/07, (Purchased on 8/31/07, proceeds at maturity $200,111,111, collateralized by U.S. Treasury Securities, (0.00% - 4.13%), (09/27/07 -08/31/12), fair value $204,000,672)	200,000,000
210,000,000	Merrill Lynch & Co., Inc., 5.15%, 9/4/07, (Purchased on 8/31/07, proceeds at maturity $210,120,167, collateralized by U.S. Government Securities, (0.86% - 7.09%), (07/20/28 - 07/20/37), fair value $214,200,171)	210,000,000
185,000,000	Morgan Stanley & Co., 5.05%, 9/4/07, (Purchased on 8/31/07, proceeds at maturity $185,103,806, collateralized by U.S. Treasury Security, 0.00%, 05/15/20, fair value $188,700,465)	185,000,000
200,000,000	SG Cowen, 5.10%, 9/4/07, (Purchased on 8/31/07, proceeds at maturity $200,113,333, collateralized by U.S. Treasury Security, 8.75%, 05/15/17, fair value $200,117,362)	200,000,000

Principal Amount	Security Description	Amortized Cost
Repurchase Agreements, continued:
$210,000,000	UBS AG, 5.19%, 9/4/07, (Purchased on 8/31/07, proceeds at maturity $210,121,100, collateralized by U.S. Government Securities, (5.00% - 7.50%), (11/20/28 - 07/15/37), fair value $214,200,399)	$210,000,000

Total Repurchase Agreements (Cost $1,267,892,857)		1,267,892,857

U.S. Treasury Obligations (19.2%)
300,000,000	U.S. Treasury Bill, 4.72%, 9/27/07(a)	298,976,608

Total U.S. Treasury Obligations (Cost $298,976,608)		298,976,608

Total Investments (Cost $1,566,869,465)(b)—100.4%		1,566,869,465
Liabilities in excess of other assets—(0.4)%		(6,178,369)

Net Assets—100.0%		$1,560,691,096

See notes to financial statements.

(a)	Rate represents the effective yield at purchase.
(b)	Cost and value for federal income tax and financial reporting purposes are the same.

AMERICAN PERFORMANCE FUNDS

Cash Management Fund

Schedule of Portfolio Investments

August 31, 2007

Principal Amount	Security Description	Amortized Cost
Certificates of Deposit (20.9%)
Banking & Financial Services (20.9%)
$20,000,000	Barclays Bank NY, 5.50%, 11/16/07	$19,999,579
25,000,000	Credit Suisse NY YCD, 5.31%, 10/12/07	25,000,000
30,000,000	Deutsche Bank NY YCD, 5.30%, 9/12/07	30,000,000
30,000,000	Dexia Credit Local NY YCD, 5.30%, 9/20/07	30,000,000
30,000,000	Fortis Bank NY YCD, 5.30%, 11/5/07	30,000,000
30,000,000	Lloyds TSB Bank NY YCD, 5.33%, 1/9/08	30,001,055
30,000,000	Rabobank NY YCD, 5.30%, 11/8/07	30,000,000
30,000,000	Societe Generale NY, 5.41%, 11/1/07	30,000,000
30,000,000	Wells Fargo Bank NA CD, 5.36%, 9/18/07	30,000,000

Total Certificates of Deposit (Cost $255,000,634)		255,000,634

Commercial Paper (39.7%)
Banking (12.0%)
30,000,000	Bank of America Corp., 5.28%, 9/24/07(a)	29,898,800
27,500,000	Danske Corp., 5.26%, 9/5/07(a)(b)	27,483,914
30,000,000	HBOS Treasury Services, 5.25%, 10/23/07(a)	29,772,717
30,000,000	Sheffield Receivables, 5.32%, 9/4/07(a)(b)	29,986,700
30,000,000	UBS Finance, 5.22%, 10/25/07(a)	29,765,325

		146,907,456

Beverages (2.1%)
25,000,000	Coca-Cola Co., 5.22%, 9/11/07(a)(b)	24,963,750

Chemicals (2.0%)
25,000,000	BASF AG, 5.31%, 10/25/07(a)(b)	24,800,875

Financial Services (12.2%)
30,000,000	AIG Funding, Inc., 5.25%, 9/5/07(a)	29,982,500
30,000,000	BNP Paribas Finance, Inc., 5.35%, 9/26/07(a)	29,888,458
30,000,000	CBA Delaware Finance, 5.24%, 10/9/07(a)	29,833,908
30,000,000	General Electric Capital Corp., 5.24%, 10/25/07(a)	29,764,200

Principal Amount	Security Description	Amortized Cost
Commercial Paper, continued:
Financial Services, continued:
$30,000,000	Toyota Motor Credit Corp., 5.25%, 11/5/07(a)	$29,715,806

		149,184,872

Insurance (2.0%)
25,000,000	ING (US) Funding, 5.40%, 9/20/07(a)	24,928,750

Oil—Integrated Companies (2.5%)
30,000,000	Total Capital, 5.20%, 9/4/07(a)(b)	29,987,000

Security Brokers & Dealers (6.9%)
25,000,000	Bear Stearns Co., Inc., 5.58%, 9/4/07(a)	24,988,375
30,000,000	Goldman Sachs Group, Inc., 5.24%, 10/12/07(a)	29,820,967
30,000,000	Merrill Lynch & Co., 5.30%, 9/7/07(a)	29,973,500

		84,782,842

Total Commercial Paper (Cost $485,555,545)		485,555,545

U.S. Government Agency Securities (17.9%)
	Fannie Mae
2,314,000	5.15%, 9/21/07	2,314,000
20,000,000	5.30%, 1/8/08	20,000,000
	Federal Home Loan Bank
10,000,000	5.17%, 9/21/07	10,000,000
12,500,000	5.25%, 11/1/07	12,500,000
15,000,000	5.25%, 11/1/07	15,000,000
2,735,000	5.30%, 11/1/07	2,735,000
23,050,000	5.30%, 3/5/08	23,050,000
15,000,000	5.30%, 3/19/08	15,000,000
25,000,000	5.30%, 3/19/08	25,000,000
20,000,000	5.32%, 1/11/08	20,000,000
7,500,000	5.40%, 4/9/08	7,500,000
15,000,000	5.40%, 8/15/08	15,000,000
	Federal Home Loan Mortgage Corp.
25,000,000	5.30%, 2/6/08	25,000,000
25,000,000	5.36%, 3/27/08	25,000,000

Total U.S. Government Agency Securities (Cost $218,099,000)		218,099,000

Repurchase Agreements (21.5%)
50,000,000	Bear Stearns Cos., Inc., 5.20%, 9/4/07, (Purchased on 8/31/07, proceeds at maturity $50,028,889, collateralized by U.S. Treasury Security, (5.00%), (5/15/37), fair value $51,009,657)	50,000,000

Continued

AMERICAN PERFORMANCE FUNDS

Cash Management Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Amortized Cost
Repurchase Agreements, continued:
$58,097,882	Deutsche Bank Securities, Inc., 5.30%, 9/4/07, (Purchased on 8/31/07, proceeds at maturity $58,132,095, collateralized by U.S. Government Securities, (0.00% - 6.45%), (1/16/09 - 9/8/28), fair value $59,260,212)	$58,097,882
50,000,000	J.P. Morgan Securities, Inc., 5.20%, 9/4/07, (Purchased on 8/31/07, proceeds at maturity $50,028,889, collateralized by U.S. Government Securities, (0.00%), (9/4/07 - 11/29/19), fair value $51,004,511)	50,000,000
50,000,000	Morgan Stanley & Co., 5.20%, 9/4/07, (Purchased on 8/31/07, proceeds at maturity $50,028,889, collateralized by U.S. Government Security, (0.00%), (10/31/07), fair value $51,003,131)	50,000,000

Principal Amount	Security Description	Amortized Cost
Repurchase Agreements, continued:
$55,000,000	UBS Investment Bank AG, 5.24%, 9/4/07, (Purchased on 8/31/07, proceeds at maturity $55,032,022, collateralized by U.S. Government Securities (0.00%), (9/7/07 - 10/1/07), fair value $56,102,019)	$55,000,000

Total Repurchase Agreements (Cost $263,097,882)		263,097,882

Total Investments (Cost $1,221,753,061)(c)—100.0%		1,221,753,061
Other assets in excess of liabilities—0.0%		522,518

Net Assets—100.0%		$1,222,275,579

(a)	Rate represents the effective yield at purchase.
(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(c)	Cost and value for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Tax-Free Money Market Fund

Schedule of Portfolio Investments

August 31, 2007

Principal Amount	Security Description	Amortized Cost
Municipal Bonds (98.4%)
Alabama (1.5%)
$5,380,000	Montgomery Alabama Industrial Development Board, 3.91%, 5/1/21, Enhanced by: LOC(a)	$5,380,000

Alaska (2.0%)
7,000,000	Valdez Alaska Marine Term Revenue, 3.95%, 12/1/33, Enhanced by: LOC(a)	7,000,000

Colorado (6.4%)
8,500,000	Broomfield Colorado Urban Renewal, 3.98%, 12/1/30, Enhanced by: LOC(a)	8,500,000
7,000,000	Colorado State Educational & Cultural Facilities Authority Revenue, 3.96%, 7/1/37, Enhanced by: LOC(a)	7,000,000
6,800,000	Denver Colorado City & County Airport Revenue, 4.05%, 11/15/25, Enhanced by: LOC, AMT(a)	6,800,000

		22,300,000

District of Columbia (1.6%)
5,765,000	District of Columbia Revenue, 4.02%, 10/1/30, Enhanced by: LOC(a)	5,765,000

Florida (8.4%)
13,000,000	Jacksonville Florida Economic Development, Community Health Care Facilities Revenue, 4.00%, 10/1/15, Enhanced by: LOC(a)	13,000,000
4,590,000	Orange County Florida Housing Financial Authority Multifamily Revenue, 4.02%, 8/15/35, Enhanced by: LOC, AMT(a)	4,590,000
12,000,000	Palm Beach Florida, 3.72%, 2/14/08, Enhanced by: LOC	12,000,000

		29,590,000

Georgia (8.8%)
2,240,000	Athens-Clarke County Georgia University Development Revenue, 4.02%, 4/1/31, Enhanced by: LOC(a)	2,240,000
9,495,000	Fulton County Georgia Hospital Authority Revenue, 3.98%, 10/1/33, Enhanced by: LOC(a)	9,495,000

Principal Amount	Security Description	Amortized Cost
Municipal Bonds, continued:
Georgia, continued
$12,800,000	MARTA Georgia, 3.67%, 12/12/07, Enhanced by: LOC	$12,800,000
6,500,000	Richmond County Georgia Hospital Authority Revenue, 4.02%, 1/1/25, Enhanced by: LOC(a)	6,500,000

		31,035,000

Illinois (10.6%)
7,800,000	Cook County Illinois Revenue, 4.00%, 5/1/35, Enhanced by: LOC(a)	7,800,000
5,000,000	Illinois Educational Facilities Authority Revenue, 3.66%, 12/12/07, Enhanced by: LOC	5,000,000
7,500,000	Illinois Educational Facilities Authority Revenue, Elmhurst College, 3.97%, 3/1/33, Enhanced by : LOC(a)	7,500,000
10,000,000	Illinois Financial Authority Revenue, 3.99%, 11/1/41, Enhanced by: LOC(a)	10,000,000
6,800,000	Quincy Illinois Revenue, Blessing Hospital Project, 3.97%, 11/15/33, Enhanced by: LOC(a)	6,800,000

		37,100,000

Indiana (2.6%)
9,200,000	Indiana State Financial Authority Environmental Revenue, 3.92%, 6/1/35, Enhanced by: LOC(a)	9,200,000

Kentucky (3.6%)
5,000,000	Jefferson County Kentucky Student Housing, Industrial Building Revenue, 3.97%, 9/1/29, Enhanced by: LOC(a)	5,000,000
7,715,000	Jeffersontown Kentucky Lease Program Revenue, 3.97%, 3/1/30, Enhanced by: LOC(a)	7,715,000

		12,715,000

Massachusetts (2.9%)
10,000,000	Massachusetts State School Building Authority, 3.71%, 10/11/07, Enhanced by: LOC	10,000,000

5,800,000	Detroit Michigan Sewer Disposal Revenue, 3.98%, 7/1/27, Insured by: FSA(a)	5,800,000

Continued

AMERICAN PERFORMANCE FUNDS

Tax-Free Money Market Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Amortized Cost
Municipal Bonds, continued:
Michigan (4.0%)
$6,000,000	Michigan State Hospital Finance Authority Revenue, 4.00%, 12/1/30, Insured by: AMBAC(a)	$6,000,000
2,349,000	Michigan State Strategic Fund, Solid Waste Disposal, Grayling Generating Project, AMT, 3.95%, 1/1/14, Enhanced by: LOC(a)	2,349,000

		14,149,000

Missouri (2.7%)
6,900,000	Missouri State Health & Educational Facilities Authority, 3.98%, 2/1/31, Enhanced by: LOC(a)	6,900,000
2,400,000	Missouri State Highways & Transportation Revenue, 3.96%, 5/1/15, Enhanced by: LOC(a)	2,400,000

		9,300,000

New Mexico (4.2%)
14,800,000	Farmington New Mexico Pollution Control Revenue, Series A, 3.99%, 5/1/24, Enhanced by: LOC(a)	14,800,000

New York (2.9%)
10,000,000	New York Metropolitan Transit Authority, 3.72%, 9/26/07, Enhanced by: LOC	10,000,000

Pennsylvania (2.9%)
10,000,000	Delaware County Pennsylvania Industrial Development Authority, 3.72%, 9/11/07, Enhanced by: LOC	10,000,000

Texas (7.4%)
12,050,000	Brownsville Texas, 3.63%, 9/6/07, Enhanced by: LOC	12,050,000
8,000,000	Calhoun County Texas Industrial Development Authority Port Revenue, 4.00%, 11/1/15, Enhanced by: LOC, AMT(a)	8,000,000
6,000,000	Midlothian Texas Industrial Development Corporate Pollution Control Revenue, 3.92%, 12/1/09, Enhanced by: LOC(a)	6,000,000

		26,050,000

Principal Amount	Security Description	Amortized Cost
Municipal Bonds, continued:
Utah (2.8%)
$10,000,000	Emery County Utah Pollution Control Revenue, 3.94%, 7/1/15, Enhanced by: LOC(a)	$10,000,000

Vermont (2.3%)
8,000,000	Vermont State Student Assistance Corp., Student Loan Revenue, 3.76%, 1/1/08, Enhanced by: LOC(a)	8,000,000

Virginia (5.1%)
11,915,000	Falls Church Virginia Economic Development Authority Revenue, 3.94%, 7/1/31, Enhanced by: LOC(a)	11,915,000
5,995,000	Peninsula Ports Authority Virginia Revenue, 3.70%, 12/5/07, Enhanced by: LOC	5,995,000

		17,910,000

Washington (3.6%)
6,000,000	Port Seattle Washington Revenue, 3.65%, 10/18/07, Enhanced by: LOC	6,000,000
6,700,000	Washington State Health Care Facilities Authority Lease Revenue, 3.94%, 1/1/32, Enhanced by: LOC(a)	6,700,000

		12,700,000

West Virginia (5.1%)
8,000,000	West Virginia Public Energy Authority Revenue, 3.72%, 12/12/07, Enhanced by: LOC, AMT	8,000,000
10,000,000	West Virginia State Hospital Finance Authority Revenue, 3.97%, 10/1/36, Enhanced by: LOC(a)	10,000,000

		18,000,000

Wisconsin (4.7%)
4,000,000	Beaver Dam Wisconsin Development Revenue, 3.96%, 12/1/36, Enhanced by: LOC(a)	4,000,000
4,980,000	Wisconsin State Health & Educational Facilities Authority Revenue
	3.93%, 8/15/33, Enhanced by: LOC(a)	4,980,000

Continued

AMERICAN PERFORMANCE FUNDS

Tax-Free Money Market Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Amortized Cost
Municipal Bonds, continued:
Wisconsin, continued
$7,500,000	3.96%, 3/1/36, Enhanced by: LOC(a)	$7,500,000

		16,480,000

Wyoming (2.3%)
7,900,000	Lincoln County Wyoming Pollution Control Revenue, 3.89%, 8/1/15, Enhanced by: LOC(a)	7,900,000

Total Municipal Bonds (Cost $345,374,000)		345,374,000

Shares	Security Description	Amortized Cost
Investment Companies (1.6%)
5,417,451	Goldman Sachs Tax-Free Money Market Fund	$5,417,451
74,278	SEI Tax-Exempt Trust Institutional Money Market Fund, Class A	74,278

Total Investment Companies (Cost $5,491,729)		5,491,729

Total Investments (Cost $350,865,729)(b)—100.0%		350,865,729
Other assets in excess of liabilities—0.0%		115,934

Net Assets—100.0%		$350,981,663

(a)	Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2007. The date presented reflects the final maturity date.
(b)	Cost and value for federal income tax and financial reporting purposes are the same.

AMBAC—American Municipal Bond Assurance Corp.

AMT—Alternative Minimum Tax

FSA—Financial Security Assurance

LOC—Letter of Credit

See notes to financial statements

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments

August 31, 2007

Principal Amount	Security Description	Value
Municipal Bonds (93.7%)
Alabama (2.2%)
$450,000	Huntsville Alabama, Water System Revenue, 4.70%, 11/1/13, Callable 11/1/08 @ 101*	$458,622

Arizona (0.1%)
15,000	Phoenix Arizona, GO, Series A, 4.50%, 7/1/16, Callable 7/1/08 @ 101*	15,128

California (1.0%)
10,000	Forestville California University School District, GO, 5.00%, 8/1/11, Insured by: FSA	10,505
15,000	Metropolitan Water District, Southern California Waterworks Revenue, 5.00%, 7/1/18, Callable 1/1/08 @ 101*	15,217
10,000	Morgan Hill California University School District, GO, 5.00%, 8/1/12, Callable 8/1/11 @ 101*, Insured by: FGIC	10,599
105,000	Pomona California Public Financing Authority Revenue
	5.00%, 2/1/24, Callable 2/1/08 @ 102*, Insured by: MBIA	106,396
15,000	San Bernardino County California Transportation Authority, Series A, 4.88%, 3/1/10, Callable 3/1/08 @ 101*, Insured by: FSA	15,243
25,000	San Diego California Public Facilities Financing Authority Revenue, Series A, 4.38%, 9/2/12, Callable 9/2/09 @ 101*, Insured by: AMBAC	25,534
10,000	San Mateo County California Transportation District, 4.75%, 6/1/16, Callable 6/1/08 @ 101*, Insured by: MBIA	10,179
10,000	West Contra Costa California University School District, GO, 5.00%, 8/1/15, Callable 8/1/09 @ 101*, Insured by: FGIC	10,333

		204,006

Florida (0.8%)
25,000	Florida Municipal Loan Council Revenue, 4.50%, 4/1/13, Callable 4/1/09 @ 101*, Insured by: MBIA	25,383
120,000	Miami-Dade County Florida Public Facilities Revenue, Jackson Memorial Hospital, 5.00%, 6/1/18, Callable 6/1/08 @ 101*, Insured by: FSA	122,304

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Florida, continued
$20,000	West Palm Beach Florida, Utility System Revenue, 3.50%, 10/1/12, Callable 10/1/10 @ 100*, Insured by: FSA	$19,706

		167,393

Georgia (0.2%)
25,000	Coweta County Georgia Development Authority Revenue, 5.13%, 1/1/17, Callable 1/1/10 @ 101*, Insured by: AMBAC	26,035
20,000	Dalton-Whitfield County Georgia Hospital Authority Revenue, 5.25%, 7/1/13, Callable 10/12/07 @ 101*, Insured by: MBIA	20,019

		46,054

Illinois (12.0%)
400,000	Chicago Park District, GO, Series A, 5.25%, 11/15/12, Callable 11/15/08 @ 100*, Insured by: MBIA	406,752
250,000	Illinois Health Facilities Authority Revenue, Series A, 5.50%, 2/15/15, Callable 2/15/11 @ 101*, Insured by: FSA	263,660
285,000	Joliet Illinois Waterworks & Sewage Revenue, Series A, 5.00%, 1/1/14, Callable 1/1/12 @ 100*, Insured by: AMBAC	298,067
215,000	Kane County Illinois School District No. 129 Aurora West Side, GO, Series B, 4.70%, 2/1/15, Callable 2/1/12 @ 100*, Insured by: FGIC	221,102
15,000	University of Illinois Certificates, 4.25%, 10/1/09, Insured by: AMBAC	15,142
670,000	Will County Illinois Community High School Dist. No. 210 Lincoln-Way School Bldg., 5.00%, 1/1/17, Insured by: FGIC	713,128
500,000	Will County School District No. 122, GO, Series B, 5.10%, 11/1/15, Callable 11/1/11 @ 100*, Insured by: FGIC	524,450

		2,442,301

Indiana (7.6%)
	Bartholomew County Indiana Building Corp.
390,000	4.25%, 7/15/14	390,168

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Indiana, continued
$305,000	4.25%, 7/15/15	$302,752
10,000	East Chicago Indiana Multiple School Building Corp., 5.40%, 7/15/12, Callable 7/15/08 @ 101*, Insured by: AMBAC	10,233
845,000	New Albany Indiana Redevelopment Authority, 4.00%, 2/1/14	839,643
20,000	Warren Township Indiana School Building Corp., 5.00%, 7/5/14, Callable 7/5/08 @ 101*, Insured by: FSA	20,390

		1,563,186

Iowa (0.4%)
50,000	Iowa City Sewer Revenue, 4.10%, 7/1/12, Callable 7/1/10 @ 100*, Insured by: FSA	50,505
25,000	Iowa City Water Revenue, 4.75%, 7/1/12, Callable 7/1/08 @ 100*, Insured by: FGIC	25,208

		75,713

Kansas (1.3%)
250,000	University of Kansas Hospital Authority Health Facilities Revenue, 5.70%, 9/1/20, Callable 9/1/09 @ 100*, Insured by: AMBAC	259,555

Kentucky (0.1%)
5,000	Campbell & Kenton Counties Sanitary District Revenue, Series A, 5.00%, 8/1/17, Callable 8/1/11 @ 101*, Insured by: FSA	5,256
10,000	Kentucky State Turnpike Authority Economic Development Road Revenue, 5.15%, 7/1/19, Callable 7/1/11 @ 100*, Insured by: FSA	10,397

		15,653

Louisiana (2.6%)
10,000	Bossier City Louisiana Public Improvement Sales and Use Tax Revenue, 3.65%, 11/1/08, Insured by: AMBAC	9,994
500,000	Louisiana Public Facilities Authority, 5.45%, 2/1/13, Callable 2/1/08 @ 100*, Insured by: AMBAC	502,955

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Louisiana, continued
$25,000	Orleans Parish Louisiana Parishwide School District, GO, 4.80%, 9/1/09, Callable 10/1/07 @ 100*, Insured by: FGIC	$25,019

		537,968

Maine (1.9%)
380,000	Maine Municipal Bond Bank Revenue, Series A, 4.00%, 11/1/15, Callable 11/1/13 @ 100*	380,870

Michigan (8.2%)
	Lake Orion Michigan Community School District,GO
490,000	5.00%, 5/1/16, Callable 5/1/12 @ 100*, Insured by: Q-SBLF	512,917
110,000	5.00%, 5/1/16, Prerefunded 5/1/12 @ 100*, Insured by: Q-SBLF	116,120
600,000	Michigan State Building Authority Revenue, Series I, 4.75%, 10/15/15, Callable 10/15/09 @ 100*	612,228
400,000	Novi Michigan Special Assessment, 4.75%, 10/1/14, Callable 10/1/08 @ 100*, Insured by: AMBAC	403,264
25,000	Ottawa County Michigan, GO, 5.05%, 8/1/14, Callable: 8/1/08 @ 100*	25,267

		1,669,796

Minnesota (0.0%)
10,000	Minneapolis & St. Paul Minnesota Housing & Redevelopment Authority, 4.75%, 11/15/18, Callable 10/15/07 @ 101*, Insured by: AMBAC	10,003

Mississippi (0.3%)
60,000	Mississippi Development Bank, Special Obligation Revenue, Series B, 5.55%, 7/1/16, Callable 7/1/10 @ 100*, Insured by: FSA	62,924

Missouri (0.4%)
10,000	Chesterfield Missouri, GO, 5.00%, 2/15/14, Callable: 2/15/08 @ 100*	10,054
10,000	Missouri State Health & Educational Facilities Authority Revenue, Rockhurst High School, 4.60%, 6/1/08, Callable 10/12/07 @ 100*, Enhanced by: Allied Irish Bank	10,032

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Missouri, continued
$25,000	Missouri State Health & Education Facilities Authority Revenue, Washington University, 5.00%, 6/15/21, Callable 6/15/09 @ 100*	$25,540
5,000	St. Joseph Hospital Jackson County Revenue, 7.50%, 6/1/10, Callable 10/15/07 @ 100*, ETM(a)	5,006
5,000	St. Louis Missouri Municipal Finance Corp., 5.40%, 2/15/12, Callable 10/15/07 @ 101*, Insured by: AMBAC	5,036
20,000	Stone County Missouri Reorganization School District No. 4, GO, 4.95%, 3/1/13, Callable 3/1/08 @ 100*, Insured by: State Aid	20,112
10,000	Wentzville Missouri School District No. 4, GO, 4.70%, 3/1/11, Callable 3/1/08 @ 100*, Insured by: FSA	10,050

		85,830

Nebraska (0.0%)
10,000	Lincoln Nebraska, GO, 3.45%, 6/15/15, Callable 6/15/13 @ 100*	9,578

New Mexico (1.1%)
235,000	Aztec New Mexico School District, GO, 3.60%, 10/1/10, Insured by: FGIC	234,316

New York (0.2%)
25,000	New York City Transport Authority Revenue, 5.40%, 1/1/18, Insured by: FSA	27,235
5,000	New York State Urban Development Corp. Revenue, Series B, 4.75%, 1/1/28, Callable 1/1/09 @ 101*, ETM	5,121

		32,356

Ohio (0.1%)
10,000	Alliance Ohio Water Works, 5.00%, 11/15/20, Callable 11/15/08 @ 101*, Insured by: MBIA	10,221

Oklahoma (9.1%)
200,000	Edmond Oklahoma Public Works Authority Utility Revenue, 5.60%, 7/1/19, Callable 7/1/09 @ 100*, Insured by: AMBAC	206,700

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Oklahoma, continued
$500,000	Oklahoma City Water Utilities Revenue, Series A, 5.00%, 7/1/16, Callable 7/1/09 @ 100*	$510,680
50,000	Oklahoma County Independent School District 89, GO, 4.50%, 2/1/09, Insured by: FGIC	50,594
50,000	Oklahoma State Turnpike Authority, 5.00%, 1/1/15, Callable 1/1/09 @ 100*, Insured by: FGIC	50,855
285,000	Oklahoma University Board of Regents, Series A, 5.50%, 6/1/16, Callable 6/1/11 @ 100*, Insured by: MBIA	302,513
250,000	Tulsa County Oklahoma Independent School District No. 001, GO, 3.00%, 4/1/09, Insured by: FSA	246,535
150,000	University of Oklahoma Revenue, 3.70%, 6/1/13, Insured by: MBIA	149,133
335,000	University of Oklahoma Revenue, Tulsa Campus, 3.80%, 1/1/12, Insured by: MBIA	334,853

		1,851,863

Oregon (0.0%)
5,000	Albany Oregon, GO, 4.25%, 3/1/10, Callable 3/1/09 @ 100*, Insured by: FGIC	5,045

Pennsylvania (5.8%)
50,000	Delaware County Pennsylvania, GO, 5.13%, 10/1/13, Callable 10/1/09 @ 100*	51,303
10,000	Delaware County Pennsylvania Authority Health Care Revenue, 5.38%, 11/15/23, Callable 10/12/2007 @ 100*, ETM(a)	10,059
25,000	Downingtown Pennsylvania Area School District, GO, 3.90%, 3/1/10, Callable 3/1/08 @ 100*, Insured by: FGIC	25,025
20,000	Jefferson-Morgan School District, GO, Series A, 4.00%, 10/1/07, Continously Callable, Insured by: FSA	20,002
250,000	Lackawanna County Pennsylvania, GO, Series A, 4.80%, 1/1/13, Callable 1/1/09 @ 100*, Insured by: FGIC	253,012

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Pennsylvania, continued
$750,000	Pennsylvania State, GO, Third Series, 5.00%, 9/1/16, Callable 9/1/14 @ 100*	$794,317
25,000	Plumstead Township Pennsylvania, GO, 4.25%, 12/15/12, Callable 12/15/07 @ 100*, Insured by: AMBAC	25,036

		1,178,754

Rhode Island (0.3%)
60,000	Providence Rhode Island, GO, 5.45%, 1/15/10, Callable 10/12/2007 @ 101*, Insured by: FSA	60,678

Texas (22.8%)
275,000	Allen Texas Independent School District, GO, 3.00%, 2/15/10, Insured by: PSF-GTD	268,092
50,000	Bay City Texas Independent School District, GO, 4.80%, 2/15/14, Callable 2/15/08 @ 100*, Insured by: PSF-GTD	50,247
30,000	Baytown Texas, GO, 4.75%, 2/1/11, Callable 8/1/08 @ 100*	30,237
275,000	Brazos River Authority Revenue, 5.13%, 5/1/19, Callable 5/1/08 @ 102*, Insured by: AMBAC	282,246
75,000	Clear Brook City Texas Municipal Utilities District, 5.13%, 2/1/26, Callable 2/1/11 @ 100*, Insured by: FGIC	76,091
	Conroe Texas Independent School District, GO
95,000	4.90%, 2/15/17, Callable: 2/15/08 @ 100*, Insured by: PSF-GTD	95,433
55,000	4.90%, 2/15/17, Callable: 2/15/08 @ 100*, Insured by: PSF-GTD	55,297
	Corpus Christi Texas Utilities System Revenue
100,000	3.00%, 7/15/09, Insured by: FSA	98,228
100,000	3.00%, 7/15/10, Insured by: FSA	97,224
100,000	4.00%, 7/15/11, Insured by: FSA	100,890
500,000	Dallas Texas Independent School District, GO, 4.50%, 8/15/14, Callable 8/15/09 @ 100*, Insured by: PSF-GTD	505,380
165,000	Del Rio Texas, GO, Series B, 4.50%, 7/1/16, Callable 7/1/12 @ 100*, Insured by: AMBAC	167,714

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Texas, continued
$135,000	Fort Bend Texas Independent School District, GO, 5.13%, 8/15/22, Callable 8/15/10 @ 100*, Insured by: PSF-GTD	$138,479
	Houston, Texas, GO
400,000	4.75%, 3/1/17, Callable 3/1/09 @ 100*, Insured by: MBIA	406,248
100,000	4.75%, 3/1/17, Callable 3/1/09 @ 100*, Insured by: MBIA	100,980
215,000	Lubbock Texas Independent School District, GO, 4.50%, 2/15/16, Callable 2/15/12 @ 100*, Insured by: PSF-GTD	218,098
40,000	McKinney Texas, GO, 4.70%, callable 2/15/09 @100 8/15/14, Insured by: FSA	40,578
5,000	Mesquite Texas Independent School District, GO, 5.00%, 8/15/12, Continously Callable, Insured by: PSF-GTD	5,004
40,000	Mission Texas Construction Independent School District, GO, 5.00%, 2/15/16, Callable 2/15/08 @ 100*, Insured by: PSF-GTD	40,233
10,000	Montgomery County Texas Municipal Utility District No. 46, GO, 3.00%, 3/1/09, Insured by: FGIC	9,864
	Northside Texas Independent School District, GO
5,000	5.00%, 2/15/23, Callable 2/15/11 @ 100*, Insured by: PSF-GTD	5,206
5,000	5.00%, 2/15/23, Callable 2/15/11 @ 100*	5,082
550,000	Pflugerville Texas, 4.75%, 8/1/20, Callable 8/1/13 @ 100*, Insured by: FGIC	557,623
350,000	Port Arthur Texas Naval District, GO, 4.88%, 3/1/17, Callable 3/1/08 @ 100*, Insured by: AMBAC	350,998
260,000	Port Houston Authority Texas Harris County, GO, Series A, 3.75%, 10/1/11	259,410
50,000	Red River Authority Texas Pollution Control, 5.20%, 7/1/11, Callable 10/12/2007 @ 101*, Insured by: AMBAC	51,307

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Texas, continued
$50,000	San Patricio Texas, Municipal Water District, 4.75%, 7/10/13, Callable 7/10/09 @ 100*, Insured by: FSA	$50,969
265,000	Texas State, GO, Series B, 5.13%, 10/1/15, Callable 10/1/08 @ 101*	271,228
100,000	Texas State Public Finance Authority, Series B, 4.80%, 2/1/16, Callable 2/1/09 @ 100*, Insured by: AMBAC	101,543
200,000	Texas State University System, 5.00%, 3/15/20, Callable 3/15/12 @ 100*, Insured by: FSA	206,398

		4,646,327

Utah (1.2%)
250,000	Utah State, GO, Series A, 5.00%, 7/1/12, Callable 7/1/08 @ 100*, ETM	252,713

Washington (7.2%)
300,000	Seattle Drain & Wastewater Revenue, 5.00%, 11/1/17, Callable 11/1/11 @ 100*, Insured by: FGIC	313,524
750,000	Washington State, GO, Series C, 5.00%, 1/1/17, Insured by: AMBAC	799,470
350,000	Washington State Health Care Facilities Authority Revenue, 5.50%, 11/15/13, Callable 11/15/08 @ 101*, Insured by: AMBAC	359,685

		1,472,679

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
West Virginia (1.0%)
$10,000	Ohio County West Virginia Building Commission Revenue, 7.00%, 10/1/10, Callable 10/01/07 @ 100*, ETM(a)	$10,018
200,000	West Virginia State, Hospital Financial Authority Revenue, Series A, 3.50%, 6/1/10, Insured by: FSA	198,330

		208,348

Wisconsin (5.8%)
20,000	Appleton Wisconsin Storm Water System Revenue, 4.00%, 4/1/17, Callable 4/1/13 @ 100*, Insured by: MBIA	20,067
250,000	Milwaukee County Wisconsin, GO, Series A, 5.00%, 10/1/14, Callable 10/1/11 @ 100*	261,078
850,000	Wisconsin State, GO, Series B, 5.00%, 5/1/17, Insured by: FSA	898,866

		1,180,011

Total Municipal Bonds (Cost $18,924,870)		19,137,891

Investments In Affiliates (5.3%)
1,077,302	American Performance Tax Free Money Market Fund	1,077,302

Total Investments In Affiliates (Cost $1,077,302)		1,077,302

Total Investments (Cost $20,002,172)(b)—99.0%		20,215,193
Other assets in excess of liabilities—1.0%		200,227

Net Assets—100.0%		$20,415,420

(a)	Security was fair valued at August 31, 2007, using procedures approved by the Board of Trustees.
(b)	Represents cost for financial reporting purposes.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AMBAC—American Municipal Bond Assurance Corp.

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Corporation

FSA—Financial Security Assurance

GO—General Obligations Bond

MBIA—Municipal Bond Insurance Association

PSF-GTD—Public School Fund Guaranteed

Q-SBLF—Qualified School Bond Loan Fund

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments

August 31, 2007

Principal Amount	Security Description	Value
Asset Backed Securities (2.2%)
$767,214	ACLC Business Loan Receivables, Series 1998-2, Class A3, 6.69%, 4/15/20(a)	$764,766
719,320	ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21(a)	718,396
1,190,144	Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 5/15/20(a)	1,213,947
499,057	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12(a)	509,106
490,173	Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10(a)	497,178
13,286	Origen Manufactured Housing, Series 2004-A, Class A2, 3.38%, 8/15/17	13,194
297,471	Peachtree Franchise Loan LLC, Series 1999-A, Class A1, 6.68%, 1/15/21(a)	276,648
450,738	PSB Lending Home Loan Owner Trust, Series 1997-4, Class M1, 8.38%, 5/20/24	433,236
396,037	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 6.20%, 9/25/33	343,306

Total Asset Backed Securities (Cost $4,534,355)		4,769,777

Mortgage Backed Securities (68.8%)
129,345	ABN AMRO Mortgage Corp., Series 2003-1, Class A2, 5.00%, 2/25/18	129,064
495,340	ABN AMRO Mortgage Corp., Series 2002-10, Class 1A6, 5.75%, 1/25/33	493,994
760,567	ABN AMRO Mortgage Corp., Series 2002-10, Class 1A8, 5.75%, 1/25/33	726,710
70,000	Adjustable Rate Mortgage Trust, Series 2005-1, Class 2A22, 4.58%(b), 5/25/35	68,396
459,363	Adjustable Rate Mortgage Trust, Series 2004-4, Class 1A1, 5.01%(b), 3/25/35	457,448
1,000,000	Alesco Preferred Funding Ltd, Series 8A, Class C2, 5.73%, 12/23/35(c)	980,000
1,500,000	Alesco Preferred Funding Ltd, Series 10A, Class C2, 6.33%, 9/23/36(c)	1,485,000

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$137,208	American General Mortgage Loan Trust, Series 2006-1, Class A1, 5.75%, 12/25/35	$136,161
550,000	American Home Mortgage Investment Trust, Series 2006-2, Class 3A2, 6.20%, 6/25/36	551,277
708,797	Banc of America Alternative Loan Trust, Series 2005-5, Class 4A1, 5.00%, 6/25/19	699,461
715,188	Banc of America Alternative Loan Trust, Series 2004-9, Class 2CB2, 5.50%, 10/25/34	711,417
1,096,171	Banc of America Alternative Loan Trust, Series 2004-4, Class 4A1, 5.75%, 5/25/34	1,087,685
13,253	Banc of America Commercial Mortgage, Inc., Series 2000-1, Class A1A, 7.11%, 11/15/31	13,289
73,372	Banc of America Funding Corp., Series 2003-2, Class 2A1, 6.00%, 6/25/17	73,429
219,252	Banc of America Mortgage Securities, Series 2003-F, Class 2A1, 3.73%, 7/25/33	215,776
354,538	Banc of America Mortgage Securities, Series 2004-F, Class 2A7, 4.15%, 7/25/34	347,298
174,391	Banc of America Mortgage Securities, Series 2003-H, Class 2A3, 4.30%, 9/25/33(b)	172,096
606,515	Banc of America Mortgage Securities, Series 2003-1, Class 2A4, 5.00%, 2/25/18	588,889
318,838	Banc of America Mortgage Securities, Series 2004-2, Class 2A1, 5.25%, 3/25/34	316,997
148,147	Banc of America Mortgage Securities, Series 2004-7, Class 5A10, 5.25%, 8/25/34	146,355
130,244	Banc of America Mortgage Securities, Series 2006-A, Class 2A1, 5.43%(b), 2/25/36	129,444
154,410	Banc of America Mortgage Securities, Series 2004-E, Class 1A1, 5.50%(b), 6/25/34	155,287
345,000	Banc of America Mortgage Securities, Series 2003-2, Class 1A11, 5.50%, 4/25/33	344,155

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$96,641	Banc of America Mortgage Securities, Series 2003-8, Class 1A9, 5.50%, 11/25/33	$95,611
744,531	Banc of America Mortgage Securities, Series 2005-2, Class 1A2, 5.50%, 4/25/35	741,574
94,200	Banc of America Mortgage Securities, Series 2006-B, Class 2A1, 6.10%, 11/20/36	94,553
676,328	Banc of America Mortgage Securities, Series 2004-2, Class 5A1, 6.50%, 10/25/31	680,669
522,698	Banc of America Mortgage Securities, Series 2004-1, Class 5A1, 6.50%, 9/25/33	525,475
50,000	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-4, Class A6, 3.52%, 6/25/34(b)	49,103
238,738	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 15A1, 4.47%, 1/25/35(b)	237,111
71,442	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 1A1, 5.84%, 9/25/34(b)	72,325
317,719	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1, 5.94%, 10/25/36	318,229
38,720	Bear Stearns Alternative Trust, Series 2005-5, Class 26A1, 5.44%, 7/25/35(b)	38,623
547,541	Bear Stearns Alternative Trust, Series 2006-1, Class 21A2, 5.96%, 2/25/36(b)	546,275
1,777,008	Bear Stearns Asset Backed Securities Trust, Series 2005-AC8, Class A5, 5.50%, 11/25/35(b)	1,776,150
450,026	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, 6.65%, 3/25/31(b)	451,935
1,697,161	Cendant Mortgage Corp., Series 2003-9, Class 2A2, 4.84%, 11/25/18(b)	1,663,758
79,875	Cendant Mortgage Corp., Series 2003-8, Class 1A2, 5.25%, 10/25/33	79,403
1,776,258	Cendant Mortgage Corp., Series 2003-9, Class 1A6, 5.25%, 11/25/33	1,762,600

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$68,169	Chase Funding Mortgage Loan Asset-Backed, Series 2001-4, Class 1A6, 6.24%, 1/25/13	$67,739
260,579	Chase Mortgage Finance Corp., Series 2004-S1, Class A7, 4.50%, 2/25/19	248,446
415,442	Chase Mortgage Finance Corp., Series 2003-S1, Class 2A1, 5.00%, 2/25/18	413,409
148,569	Chase Mortgage Finance Corp., Series 2004-S1, Class A3, 5.50%, 2/25/19	146,689
81,575	Chase Mortgage Finance Corp., Series 2003-S5, Class A4, 5.50%, 6/25/33	79,726
695,169	Chase Mortgage Finance Corp., Series 2005-S3, Class A4, 5.50%, 11/25/35	689,584
58,056	Chase Mortgage Finance Corp., Series 2003-S15, Class 1A1, 6.00%, 1/25/34	58,242
575,000	Chase Mortgage Finance Corp., Series 2006-S4, Class A3, 6.00%, 12/25/36	578,002
139,690	Chaseflex Trust, Series 2005-1, Class 2A4, 5.50%, 2/25/35	138,444
153,462	Chaseflex Trust, Series 2006-2, Class A1A, 5.59%, 9/25/36(b)	153,720
89,604	CIT Marine Trust, Series 1999-A, Class A4, 6.25%, 11/15/19	89,594
112,923	Citicorp Mortgage Securities, Inc., Series 2003-10, Class A2, 4.50%, 11/25/18	109,520
189,900	Citicorp Mortgage Securities, Inc., Series 2003-4, Class A4, 5.00%, 3/25/18	187,722
288,230	Citicorp Mortgage Securities, Inc., Series 2003-11, Class 2A3, 5.00%, 12/25/33	284,140
83,526	Citicorp Mortgage Securities, Inc., Series 2004-1, Class 1A1, 5.25%, 1/25/34	82,763
504,293	Citicorp Mortgage Securities, Inc., Series 2004-3, Class A9, 5.25%, 5/25/34	495,670
26,043	Citicorp Mortgage Securities, Inc., Series 2003-3, Class A4, 5.50%, 3/25/33	26,008

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$48,182	Citicorp Mortgage Securities, Inc., Series 2003-5, Class 1A1, 5.50%, 4/25/33	$48,098
1,665,504	Citicorp Mortgage Securities, Inc., Series 2004-8, Class 1A1, 5.50%, 10/25/34	1,656,593
169,956	Citicorp Mortgage Securities, Inc., Series 1994-3, Class A13, 6.50%, 2/25/24	168,954
98,498	Citicorp Residential Mortgage Securities, Inc., Series 2006-2, Class A1A, 5.87%, 9/25/36	97,738
202,821	Citigroup Mortgage Alternative Loan Trust, Series 2006-A3, Class 1A5, 6.00%, 7/25/36	203,261
77,970	Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2A, 4.68%, 8/25/35	76,733
179,226	Citigroup Mortgage Loan Trust, Inc., Series 2004-2, Class 2A1, 6.50%, 8/25/18	180,010
449,557	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA2, 6.50%, 6/25/31	451,664
34,038	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA1, 6.50%, 10/25/33	34,524
133,989	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 2CB3, 8.00%, 8/25/34	140,531
19,350	Commercial Mortgage Asset Trust, Series 1999-C1, Class A3, 6.64%, 1/17/32	19,619
93,175	Commercial Mortgage Pass-Through Certificates, Series 1999-1, Class A2, 6.46%, 5/15/32	93,467
72,074	Countrywide Alternative Loan Trust, Series 2004-12CB, Class 1A1, 5.00%, 7/25/19	69,998
146,874	Countrywide Alternative Loan Trust, Series 2004-18CB, Class 3A1, 5.25%, 9/25/19	142,609
219,410	Countrywide Alternative Loan Trust, Series 2005-32T1, Class A1, 5.25%, 8/25/35	218,515
549,188	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 1A2, 5.50%, 7/25/34	541,996

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$316,694	Countrywide Alternative Loan Trust, Series 2004-14T2, Class A6, 5.50%, 8/25/34	$315,070
196,081	Countrywide Alternative Loan Trust, Series 2005-J13, Class 2A3, 5.50%, 11/25/35	194,657
192,736	Countrywide Alternative Loan Trust, Series 2005-70CB, Class A6, 5.50%, 12/25/35	191,828
228,735	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A3, 5.50%, 3/25/36	227,359
144,617	Countrywide Alternative Loan Trust, Series 2003-J1, Class 4A1, 6.00%, 10/25/32	144,293
61,047	Countrywide Alternative Loan Trust, Series 2004-J2, Class 7A1, 6.00%, 12/25/33	60,665
105,761	Countrywide Alternative Loan Trust, Series 2004-35T2, Class A1, 6.00%, 2/25/35	106,867
435,647	Countrywide Alternative Loan Trust, Series 2006-J2, Class A3, 6.00%, 4/25/36	437,734
858,817	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37	853,178
113,389	Countrywide Alternative Loan Trust, Series 2005-24, Class 1A1, 6.34%(b), 7/20/35	111,303
173,216	Countrywide Alternative Loan Trust, Series 2004-J6, Class 2A1, 6.50%, 11/25/31	174,353
269,676	Countrywide Alternative Loan Trust, Series 2004-J8, Class 2A1, 7.00%, 8/25/34	272,311
22,154	Countrywide Asset-Backed Certificates, Series 2004-13, Class AF3, 3.99%, 2/25/31	21,997
79,898	Countrywide Asset-Backed Certificates, Series 2002-S1, Class A5, 6.46%, 11/25/16(b)	79,700
157,567	Countrywide Home Equity Loan Trust, Series 2004-C, Class NOTE, 5.83%, 1/15/34(b)	154,343
201,610	Countrywide Home Loans, Series 2003-J7, Class 3A2, 4.50%, 8/25/18	198,246

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$13,970	Countrywide Home Loans, Series 2002-31, Class A6, 4.50%, 1/25/33	$13,907
169,770	Countrywide Home Loans, Series 2003-58, Class 2A2, 4.51%, 2/19/34	170,017
367,972	Countrywide Home Loans, Series 2004-12, Class 12A1, 4.71%, 8/25/34(b)	365,652
98,491	Countrywide Home Loans, Series 2003-60, Class 2A1, 4.82%, 2/25/34(b)	98,089
358,083	Countrywide Home Loans, Series 2002-35, Class 4A3, 5.00%, 2/25/18	353,486
838,849	Countrywide Home Loans, Series 2002-38, Class A2, 5.00%, 2/25/18	833,796
200,094	Countrywide Home Loans, Series 2002-35, Class 3A1, 5.00%, 2/25/18	196,778
761,551	Countrywide Home Loans, Series 2003-14, Class A19, 5.00%, 6/25/33	752,650
207,543	Countrywide Home Loans, Series 2003-J7, Class 2A2, 5.00%, 8/25/33	206,710
139,507	Countrywide Home Loans, Series 2003-1, Class 1A10, 5.25%, 3/25/33	137,217
1,268,117	Countrywide Home Loans, Series 2002-19, Class 2A4, 5.50%, 11/25/17	1,257,407
152,310	Countrywide Home Loans, Series 2003-14, Class A2, 5.50%, 6/25/33	150,927
87,494	Countrywide Home Loans, Series 2003-J5, Class 1A1, 5.50%, 7/25/33	87,226
229,452	Countrywide Home Loans, Series 2003-57, Class A1, 5.50%, 1/25/34	228,734
574,900	Countrywide Home Loans, Series 2004-1, Class A6, 5.50%, 2/25/34	573,818
639,739	Countrywide Home Loans, Series 2005-13, Class A1, 5.50%, 6/25/35	636,699

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$1,672,024	Countrywide Home Loans, Series 2002-21, Class A1, 5.75%, 11/25/17	$1,666,224
212,421	Countrywide Home Loans, Series 2002-J5, Class 1A14, 5.75%, 1/25/33	211,218
199,556	Countrywide Home Loans, Series 2005-8R, Class A4, 6.00%, 10/25/34	200,006
370,356	Countrywide Home Loans, Series 2006-20, Class 1A6, 6.00%, 2/25/37	369,958
9,773	Countrywide Home Loans, Series 2003-42, Class 1A1, 6.12%, 9/25/33(b)	9,953
1,100,000	Countrywide Home Loans, Series 2006-16, Class 3A4, 6.50%, 11/25/36	1,082,677
424,306	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 2A1, 4.64%, 11/25/34(b)	421,468
428,998	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR2, Class 2A1, 4.87%, 2/25/33(b)	436,460
116,412	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 7A1, 5.00%, 9/25/15	114,626
1,035,589	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 8A1, 5.00%, 9/25/18	1,018,016
456,010	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-08, Class 1A2, 5.25%, 12/25/34	441,973
188,453	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 1A9, 5.25%, 8/25/35	186,570
43,048	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 4A1, 5.50%, 11/25/17	41,651
203,150	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 5A1, 5.50%, 2/25/19	200,249
79,429	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-10, Class 1A1, 5.50%, 5/25/33	79,139
356,476	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-21, Class 3A1, 5.50%, 8/25/33	354,422

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$6,140,366	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A1, 5.50%, 10/25/33	$6,117,330
23,019	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-8, Class 4A4, 5.50%, 12/25/34	22,622
251,526	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-8, Class 8A2, 5.50%, 12/25/34	249,344
361,840	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 1A1, 5.75%, 2/25/34	359,403
546,813	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR28, Class CB3, 5.94%, 11/25/32(b)	534,852
89,995	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-5, Class 2A1, 6.00%, 2/25/17	89,913
1,044,601	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A2, 6.00%, 2/25/34	1,029,911
1,179,272	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-5, Class PPA1, 6.50%, 3/25/32	1,149,215
388,534	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33	390,123
430,587	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-29, Class 7A1, 6.50%, 12/25/33	434,156
54,084	Credit Suisse First Boston Mortgage Securities Corp., Series 1997-C2, Class A3, 6.55%, 1/17/35	54,020
231,340	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-1, Class 1A1, 7.00%, 2/25/33	230,882
195,796	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 2A1, 7.50%, 5/25/32	197,053
290,461	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 2B1, 7.50%, 5/25/32	291,411
290,250	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 1A1, 7.50%, 12/25/32	292,948
292,673	Credit Suisse Mortgage Capital Certificates, Series 2006-1, Class 3A20, 5.75%, 2/25/36	292,973

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$99,877	Deutsche Mortgage Securities, Inc, Series 2006-AB4, Class A1A, 6.01%, 10/25/36	$99,952
110,000	Deutsche Mortgage Securities, Inc., Series 2004-5, Class A3, 2,040.35%, 7/25/34	108,888
143,810	Fannie Mae, Series 2003-24, Class BA, 4.00%, 4/25/17	140,044
25,958	Fannie Mae, Series 2004-90, Class XN, 4.35%, 3/25/34	25,090
45,595	Fannie Mae, Series 2003-81, Class TB, 4.50%, 9/25/18	42,423
59,543	Fannie Mae, Series 2003-36, Class TY, 4.50%, 7/25/22	59,316
446,598	Fannie Mae, 4.85%, 1/1/35, Pool #805386(b)	441,495
13,733	Fannie Mae, Series 2003-13, Class PG, 5.00%, 11/25/32	13,643
68,856	Fannie Mae, Series 2005-87, Class CL, 5.00%, 10/25/35	68,632
154,598	Fannie Mae, Series 1999-1, Class K, 5.50%, 12/25/08	153,768
246,619	Fannie Mae, Series 2003-1, Class A, 5.50%, 8/25/30	247,089
30,905	Fannie Mae, Series 2001-53, Class CL, 5.50%, 6/25/31	30,819
97,559	Fannie Mae, Series 2002-63, Class CG, 5.50%, 6/25/31	96,954
265,615	Fannie Mae, Series 2001-W4, Class AF6, 5.61%, 1/25/32(b)	262,102
134,756	Fannie Mae, 5.68%, 7/1/27, Pool #123496	135,922
288,285	Fannie Mae, Series 2006-10, Class LC, 5.75%, 9/25/20	287,799
330,298	Fannie Mae, 5.83%(b), 7/1/36, Pool #805386	330,548
33,686	Fannie Mae, Series 1993-191, Class PJ, 6.00%, 10/25/08	33,732
38,630	Fannie Mae, Series 1992-129, Class L, 6.00%, 7/25/22	39,264
80,106	Fannie Mae, Series 2003-46, Class TC, 6.00%, 5/25/30	80,299
11,186	Fannie Mae, Series G94-2, Class D, 6.45%, 1/25/24	11,381
70,005	Fannie Mae, Series 2001-50, Class VB, 6.50%, 12/25/16	70,006
13,224	Fannie Mae, Series 1993-210, Class PL, 6.50%, 4/25/23	13,255
39,765	Fannie Mae, Series 1993-183, Class K, 6.50%, 7/25/23	40,312

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$728,003	Fannie Mae, Series 2005-112, Class BL, 6.50%, 12/25/35	$727,749
121,152	Fannie Mae, Series 1993-255, Class C, 6.55%, 12/25/23	122,050
130,552	Fannie Mae, 6.87%, 12/1/22, Pool #303247(b)	131,864
85,093	Fannie Mae, Series 2001-W1, Class AF6, 6.90%, 7/25/31	84,757
1,741	Fannie Mae, Series 1991-108, Class J, 7.00%, 9/25/21	1,822
21,266	Fannie Mae, Series 1993-250, Class Z, 7.00%, 12/25/23	22,092
27,834	Fannie Mae, 7.10%, 6/1/19, Pool #91574(b)	27,842
82,514	Fannie Mae, 7.15%, 6/1/32, Pool #725286	83,765
127,503	Fannie Mae, Series 1997-M8, Class A3, 7.23%, 1/25/22	128,811
243,498	Fannie Mae, 7.29%, 2/1/30, Pool #556998(b)	244,631
691	Fannie Mae, 7.50%, 11/1/07, Pool #50660	717
4,332	Fannie Mae, 7.50%, 10/1/09, Pool #303057	4,373
141,465	Fannie Mae, Series 1991-165, Class L, 7.50%, 12/25/21	143,830
6,607	Fannie Mae, Series 1992-195, Class C, 7.50%, 10/25/22	6,947
32,000	Fannie Mae, Series 1996-42, Class LL, 7.50%, 9/25/26	33,229
2,836	Fannie Mae, Series 1992-11, Class E, 8.00%, 12/25/21	2,852
16,368	Fannie Mae, Series 1992-34, Class G, 8.00%, 3/25/22	16,593
93,601	Fannie Mae Whole Loan, Series 2001-W2, Class AF6, 6.59%, 10/25/31	93,196
60,190	First Horizon ABS Trust, Series 2004-HE4, Class A2, 4.07%, 7/25/19	58,961
105,983	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, 5.30%, 9/25/34	105,360
145,077	First Horizon Alternative Mortgage Securities, Series 2005-FA1, Class 1A6, 5.50%, 3/25/35	144,526
552,594	First Horizon Alternative Mortgage Securities, Series 2006-FA3, Class A6, 6.00%, 7/25/36	556,243
271,271	First Horizon Alternative Mortgage Securities, Series 2004-FA1, Class 1A1, 6.25%, 10/25/34	273,353

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$275,027	First Horizon Alternative Mortgage Securities, Series 2006-FA5, Class A3, 6.25%, 8/25/36	$275,316
416,366	First Horizon Mortgage Pass-Through Trust, Series 2004-1, Class 2A1, 4.75%, 3/25/19	408,312
190,437	First Horizon Mortgage Pass-Through Trust, Series 2003-1, Class 2A1, 5.00%, 3/25/18	184,546
92,063	First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1, 5.33%, 10/25/35(b)	91,561
529,152	First Horizon Mortgage Pass-Through Trust, Series 2003-10, Class 1A2, 5.50%, 1/25/34	528,476
884,062	First Horizon Mortgage Pass-Through Trust, Series 2006-2, Class 1A12, 6.00%, 8/25/36	883,728
357,631	Freddie Mac, Series H013, Class A3, 3.15%, 5/15/10	355,293
132,243	Freddie Mac, Series 2695, Class GU, 3.50%, 11/15/22	130,941
101,873	Freddie Mac, Series 2752, Class EJ, 4.00%, 2/15/14	96,137
62,981	Freddie Mac, Series 2672, Class NF, 4.00%, 12/15/16	60,658
86,043	Freddie Mac, Series 2542, Class AF, 4.50%, 11/15/11	85,700
38,091	Freddie Mac, Series 2508, Class CR, 4.50%, 3/15/16	37,893
1,215,074	Freddie Mac, Series 2877, Class JD, 4.50%, 3/15/19	1,101,510
10,965	Freddie Mac, Series 2802, Class NJ, 4.50%, 2/15/20	10,943
68,352	Freddie Mac, Series 2835, Class DG, 4.50%, 12/15/20	67,718
28,193	Freddie Mac, Series 2957, Class KJ, 4.50%, 10/15/24	27,969
1,837	Freddie Mac, Series 2574, Class PL, 4.50%, 5/15/26	1,833
72,933	Freddie Mac, Series 1228, Class M, 4.61%, 3/15/22(b)	72,365
60,879	Freddie Mac, 5.00%, 9/1/07, Pool #M90754	60,867
453,145	Freddie Mac, Series 2573, Class GA, 5.00%, 1/15/13	451,461
34,657	Freddie Mac, Series 2497, Class NF, 5.00%, 1/15/16	34,608
353,908	Freddie Mac, Series 2478, Class BG, 5.00%, 12/15/21	352,904

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$164,568	Freddie Mac, Series 2516, Class EC, 5.00%, 2/15/22	$163,263
60,279	Freddie Mac, Series 2517, Class DC, 5.00%, 5/15/29	60,188
47,916	Freddie Mac, Series 3125, Class A, 5.13%, 12/15/13	47,833
819,973	Freddie Mac, Series 2528, Class ME, 5.25%, 5/15/30	806,962
12,887	Freddie Mac, Series T-60, Class 1A4B, 5.34%, 3/25/44	12,832
3,972	Freddie Mac, 5.50%, 1/1/14, Pool #E77412	3,949
1,591	Freddie Mac, Series 2508, Class GL, 5.50%, 2/15/16	1,589
14,683	Freddie Mac, 5.88%, 3/1/17, Pool #350044	14,821
107,062	Freddie Mac, 5.88%(b), 4/1/36, Pool #1N0148	107,719
7,785	Freddie Mac, Series 2388, Class VD, 6.00%, 8/15/19	7,767
16,755	Freddie Mac, Series 2425, Class MD, 6.00%, 2/15/21	16,703
137,901	Freddie Mac, Series 2113, Class QE, 6.00%, 11/15/27	138,381
281,855	Freddie Mac, Series 2064, Class M, 6.00%, 6/15/28	286,588
90,933	Freddie Mac, Series 2426, Class GH, 6.00%, 8/15/30	91,321
275,897	Freddie Mac, Series 2523, Class BD, 6.00%, 1/15/32	279,421
33,047	Freddie Mac, Series 1599, Class C, 6.10%, 10/15/23	33,161
10,572	Freddie Mac, Series 2061, Class PT, 6.25%, 12/15/27	10,575
86,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	86,795
3,864	Freddie Mac, Series 1539, Class PM, 6.50%, 6/15/08	3,856
46,394	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	47,406
38,982	Freddie Mac, Series 180, Class H, 6.50%, 9/15/21	38,795
17,918	Freddie Mac, Series 1173, Class E, 6.50%, 11/15/21	17,875
52,800	Freddie Mac, Series 1643, Class E, 6.50%, 5/15/23	52,982
26,469	Freddie Mac, Series 1558, Class D, 6.50%, 7/15/23	26,837
9,000	Freddie Mac, Series 2290, Class LL, 6.50%, 2/15/31	9,143

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$14,990	Freddie Mac, Series 1568, Class D, 6.75%, 8/15/23	$15,213
23,982	Freddie Mac, Series 114, Class H, 6.95%, 1/15/21	23,903
47,211	Freddie Mac, Series 1423, Class FF, 7.00%, 12/15/07	47,112
1,232	Freddie Mac, Series 1458, Class K, 7.00%, 1/15/08	1,229
7,086	Freddie Mac, Series 1475, Class K, 7.00%, 2/15/08	7,070
6,132	Freddie Mac, Series 139, Class G, 7.00%, 4/15/21	6,112
18,894	Freddie Mac, Series 1163, Class JA, 7.00%, 11/15/21	18,856
4,092	Freddie Mac, Series 1217, Class I, 7.00%, 3/15/22	4,082
11,047	Freddie Mac, Series 1474, Class E, 7.00%, 2/15/23	11,022
5,000	Freddie Mac, Series 53, Class A, 7.13%, 7/20/26	5,072
12,281	Freddie Mac, 8.00%, 12/1/09, Pool #182015	12,913
110,680	Freddie Mac, Series 33, Class D, 8.00%, 4/15/20	110,545
24,574	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22	25,660
17,257	Freddie Mac, Series 1312, Class I, 8.00%, 7/15/22	17,286
256,788	Freddie Mac, Series 85, Class C, 8.60%, 1/15/21	270,227
3,500,000	Fremont Home Loan Trust, Series 2004-3, Class M5, 6.76%, 11/25/34(b)	3,283,023
3,901	GMAC Mortgage Corp. Loan Trust, Series 2003-J1, Class A8, 4.25%, 3/25/18	3,889
614,024	GMAC Mortgage Corp. Loan Trust, Series 2003-J4, Class 3A1, 4.75%, 9/25/18	592,148
423,359	GMAC Mortgage Corp. Loan Trust, Series 2003-J1, Class A3, 5.25%, 3/25/18	419,916
182,884	GMAC Mortgage Corp. Loan Trust, Series 2004-J1, Class A2, 5.25%, 4/25/34	182,054
603,719	GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 3A1, 5.30%, 11/19/35	593,549

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$378,910	GMAC Mortgage Corp. Loan Trust, Series 2004-J4, Class A1, 5.50%, 9/25/34	$375,882
26,675	Government National Mortgage Assoc., 3.38%, 1/20/25, Pool #8580(b)	26,983
9,927	Government National Mortgage Assoc., Series 2003-12, Class ON, 4.00%, 2/16/28	9,899
95,388	Government National Mortgage Assoc., 4.75%, 5/20/34, Pool #80916(b)	94,708
10,000	Government National Mortgage Assoc., Series 2002-70, Class TN, 5.25%, 10/20/29	9,930
37,126	Government National Mortgage Assoc., 6.00%, 11/20/29, Pool #876947(b)	37,050
23,385	Government National Mortgage Assoc., Series 2001-56, Class PQ, 6.00%, 8/20/30	23,483
95,173	Government National Mortgage Assoc., Series 2001-62, Class PG, 6.00%, 1/20/31	95,966
106,015	Government National Mortgage Assoc., Series 2002-52, Class CJ, 6.00%, 9/20/31	107,128
28,397	Government National Mortgage Assoc., 6.13%, 12/20/18, Pool #8437(b)	28,596
12,004	Government National Mortgage Assoc., 6.13%, 12/20/21, Pool #8889(b)	12,100
14,840	Government National Mortgage Assoc., 6.13%, 12/20/27, Pool #80141(b)	14,937
35,169	Government National Mortgage Assoc., Series 2002-25, Class B, 6.21%, 3/16/21	35,452
17,034	Government National Mortgage Assoc., 6.25%, 3/20/29, Pool #80263(b)	17,132
30,926	Government National Mortgage Assoc., 6.38%, 1/20/23, Pool #8123(b)	31,221
34,327	Government National Mortgage Assoc., 6.38%, 1/20/25, Pool #8585(b)	34,700

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$15,354	Government National Mortgage Assoc., 6.38%, 3/20/26, Pool #8832(b)	$15,498
16,519	Government National Mortgage Assoc., 6.50%, 2/20/16, Pool #8103(b)	16,667
1,440	Government National Mortgage Assoc., 6.50%, 7/15/23, Pool #350795	1,474
647	Government National Mortgage Assoc., 6.50%, 12/15/25, Pool #414856	662
22,580	Government National Mortgage Assoc., Series 2002-12, Class MB, 6.50%, 10/20/31	22,750
5,359	Government National Mortgage Assoc., 7.00%, 9/15/09, Pool #380616	5,520
720	Government National Mortgage Assoc., 7.00%, 4/20/24, Pool #1655	750
690	Government National Mortgage Assoc., 7.00%, 11/20/26, Pool #2320	719
1,305	Government National Mortgage Assoc., 7.50%, 3/15/24, Pool #376439	1,368
398	Government National Mortgage Assoc., 8.00%, 11/15/07, Pool #20059	399
140	Government National Mortgage Assoc., 8.00%, 11/15/07, Pool #21277	141
378	Government National Mortgage Assoc., 8.00%, 12/15/07, Pool #14999	379
346	Government National Mortgage Assoc., 8.00%, 12/15/07, Pool #20866	347
141	Government National Mortgage Assoc., 8.00%, 2/15/08, Pool #22610	142
627	Government National Mortgage Assoc., 8.00%, 2/15/08, Pool #23055	635
483	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #423563	513

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$196,996	GSR Mortgage Loan Trust, Series 2003-3F, Class 2A1, 4.50%, 4/25/33	$191,003
377,383	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 4.56%, 11/25/35	370,986
599,015	GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2, 4.61%, 4/25/35(b)	593,624
1,630,491	GSR Mortgage Loan Trust, Series 2003-3F, Class 1A2, 5.00%, 4/25/33	1,615,188
506,687	GSR Mortgage Loan Trust, Series 2005-8F, Class 7A1, 5.50%, 10/25/20	502,377
304,562	GSR Mortgage Loan Trust, Series 2002-3F, Class 1AA, 6.00%, 8/25/16	303,706
59,986	GSR Mortgage Loan Trust, Series 2004-2F, Class 9A1, 6.00%, 9/25/19	60,132
270,375	GSR Mortgage Loan Trust, Series 2005-8F, Class 3A4, 6.00%, 11/25/35	269,879
249,960	GSR Mortgage Loan Trust, Series 2004-2F, Class 11A1, 7.00%, 9/25/19	253,382
883,906	Harborview Mortgage Loan Trust, Series 2004-10, Class 3A1B, 5.14%, 1/19/35	890,977
171,203	Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A, 5.31%, 12/19/35	170,334
19,250	Honda Auto Receivables Owner Trust, Series 2004-3, Class A3, 2.91%, 10/20/08	19,182
43,517	Hyundai Auto Receivables Trust, Series 2004-A, Class A3, 2.97%, 5/15/09	43,304
47,864	IMC Home Equity Loan Trust, Series 1998-1, Class A6, 7.02%, 6/20/29(b)	47,695
413,019	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 3A, 4.67%, 8/25/34(b)	410,679
199,457	Indymac Index Mortgage Loan Trust, Series 2006-AR13, Class A1, 6.08%, 7/25/36(b)	199,354

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$57,034	Indymac Index Mortgage Loan Trust, Series 2004-AR6, Class 3A2, 6.12%, 10/25/34(b)	$57,038
412,552	Indymac Index Mortgage Loan Trust, Series 2006-AR25, Class 4A2, 6.15%, 9/25/36(b)	412,679
203,092	Indymac Index Mortgage Loan Trust, Series 2006-AR19, Class 1A2, 6.46%, 8/25/36(b)	206,610
120,496	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 6.61%, 8/25/34(b)	120,692
507,736	JP Morgan Adjustable Rate Mortgage Trust, Series 2005-A2, Class 3A1, 4.90%, 4/25/35(b)	501,171
50,000	JP Morgan Adjustable Rate Mortgage Trust, Series 2005-A7, Class 1A2, 4.99%, 10/25/35(b)	49,163
87,000	JP Morgan Adjustable Rate Mortgage Trust, Series 2005-A6, Class 3A2, 5.24%, 9/25/35(b)	86,285
95,866	JP Morgan Adjustable Rate Mortgage Trust, Series 2006-A5, Class 3A4, 5.98%, 8/25/36	95,483
604,696	JP Morgan Alternative Loan Trust, Series 2006-A7, Class 2A8, 5.75%, 12/25/36	601,727
107,029	JP Morgan Mortgage Trust, Series 2005-A4, Class 3A1, 5.18%, 7/25/35(b)	105,259
183,800	JP Morgan Mortgage Trust, Series 2006-S1, Class 3A3, 5.50%, 4/25/36	182,910
173,941	Lehman Mortgage Trust, Series 2005-2, Class 2A3, 5.50%, 12/25/35	173,346
29,828	Mach One Trust, Commercial Mortgage-Backed, Series 2004-1A, Class A1, 3.89%, 5/28/40	29,542
173,442	Master Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, 3.82%, 4/21/34(b)	170,155
24,312	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34	24,038
730,691	Master Alternative Loans Trust, Series 2003-7, Class 5A1, 6.25%, 11/25/33	735,242

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$1,033,852	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34	$1,038,698
75,551	Master Alternative Loans Trust, Series 2004-3, Class 6A1, 6.50%, 4/25/34	75,906
505,447	Master Alternative Loans Trust, Series 2003-8, Class 4A1, 7.00%, 12/25/33	516,051
25,676	Master Alternative Loans Trust, Series 2004-1, Class 3A1, 7.00%, 1/25/34	26,174
37,777	Master Alternative Loans Trust, Series 2004-3, Class 8A1, 7.00%, 4/25/34	37,971
380,215	Master Alternative Loans Trust, Series 2004-5, Class 6A1, 7.00%, 6/25/34	384,983
1,109,236	Master Asset Securitization Trust, Series 2003-3, Class 2A1, 5.00%, 4/25/18	1,082,891
33,596	Master Asset Securitization Trust, Series 2003-4, Class 2A2, 5.00%, 5/25/18	33,361
468,528	Master Asset Securitization Trust, Series 2003-11, Class 7A6, 5.25%, 2/25/15	462,014
420,871	Master Asset Securitization Trust, Series 2002-8, Class 1A2, 5.25%, 12/25/17	414,339
414,047	Master Asset Securitization Trust, Series 2003-8, Class 3A9, 5.25%, 9/25/33	405,907
105,441	Master Asset Securitization Trust, Series 2002-7, Class 1A1, 5.50%, 11/25/17	104,336
218,425	Master Asset Securitization Trust, Series 2003-3, Class 5A1, 5.50%, 4/25/18	217,406
1,735,716	Master Asset Securitization Trust, Series 2004-9, Class 2A1, 5.50%, 9/25/34	1,723,373
211,406	Master Seasoned Securities Trust, Series 2005-1, Class 2A1, 6.20%, 9/25/17(b)	213,685
149,494	Merrill Lynch Mortgage Investors Trust, Series 2004-A2, Class 1A, 5.75%, 7/25/34(b)	148,918

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$20,615	Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class 2A2, 4.56%, 2/25/34(b)	$20,348
69,594	Merrill Lynch Mortgage Investors, Inc., Series 1998-C1, Class A2, 6.48%, 11/15/26	69,688
197,633	MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2, 4.72%, 12/25/34(b)	194,231
357,941	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 3A, 4.57%, 8/25/34(b)	352,236
1,638,178	Morgan Stanley Mortgage Loan Trust, Series 2004-9, Class 1A, 6.15%, 11/25/34(b)	1,642,786
250,176	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 2A2, 6.16%, 8/25/34(b)	249,411
1,735,007	Morgan Stanley Mortgage Loan Trust, Series 2004-4, Class 2A, 6.41%, 9/25/34(b)	1,751,816
203,429	Nomura Asset Acceptance Corp., Series 2005-AR4, Class 3A1, 5.27%, 8/25/35(b)	207,828
635,000	Nomura Asset Acceptance Corp., Series 2006-AF2, Class 1A3, 6.22%, 8/25/36	626,437
190,456	Nomura Asset Securities Corp., Series 1998-D6, Class A1B, 6.59%, 3/15/30	190,855
892,151	Prime Mortgage Trust, Series 2004-CL1, Class 2A1, 5.00%, 2/25/19	867,168
120,000	RAAC, Series 2005-SP1, Class 2A7, 5.25%, 9/25/34	117,911
339,646	RAAC, Series 2004-SP2, Class A1, 6.05%, 1/25/17	340,856
374,306	Residential Accredit Loans, Inc., Series 2002-QS19, Class A5, 4.20%, 12/25/32	356,167
100,000	Residential Accredit Loans, Inc., Series 2004-QS8, Class A2, 5.00%, 6/25/34	98,309
238,995	Residential Accredit Loans, Inc., Series 2003-QS17, Class NB1, 5.25%, 9/25/33	237,024
507,857	Residential Accredit Loans, Inc., Series 2004-QA4, Class NB21, 5.35%, 9/25/34(b)	508,689

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$971,308	Residential Accredit Loans, Inc., Series 2004-QS11, Class A3, 5.50%, 8/25/34	$961,027
868,891	Residential Accredit Loans, Inc., Series 2003-QS19, Class A1, 5.75%, 10/25/33	867,831
106,845	Residential Accredit Loans, Inc., Series 2006-QA1, Class A21, 5.97%, 1/25/36(b)	107,463
88,548	Residential Accredit Loans, Inc., Series 2001-QS19, Class A1, 6.00%, 12/25/16	88,252
1,932,875	Residential Accredit Loans, Inc., Series 2005-QS17, Class A10, 6.00%, 12/25/35	1,933,307
306,849	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A2, 6.00%, 6/25/36	306,374
1,283,000	Residential Accredit Loans, Inc., Series 2006-QS10, Class A8, 6.00%, 8/25/36	1,259,689
186,531	Residential Accredit Loans, Inc., Series 2002-QS8, Class A5, 6.25%, 6/25/17	186,011
141,502	Residential Accredit Loans, Inc., Series 2001-QS16, Class A2, 6.25%, 11/25/31	141,118
30,675	Residential Accredit Loans, Inc., Series 2001-QS18, Class A1, 6.50%, 12/25/31	30,570
1,160,008	Residential Asset Mortgage Products, Inc., Series 2002-RS2, Class AI5, 6.03%, 3/25/32	1,132,868
356,858	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	361,271
142,418	Residential Asset Securitization Trust, Series 2003-A12, Class A1, 5.00%, 11/25/18	136,087
230,376	Residential Asset Securitization Trust, Series 2004-A1, Class A1, 5.25%, 4/25/34	226,552
225,558	Residential Asset Securitization Trust, Series 2007-A5, Class 2A3, 6.00%, 5/25/37	226,217
1,840,038	Residential Asset Securitization Trust, Series 2006-A15, Class A16, 6.25%, 1/25/37	1,847,107

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$205,853	Residential Asset Securitization Trust, Series 2001-KS2, Class AI6, 6.49%, 10/25/30(b)	$205,002
421,721	Residential Funding Mortgage Securities I, Series 2003-S11, Class A1, 2.50%, 6/25/18	407,262
529,090	Residential Funding Mortgage Securities I, Series 2002-S20, Class A1, 4.00%, 12/25/17	517,850
936,934	Residential Funding Mortgage Securities I, Series 2003-S2, Class A8, 4.75%, 2/25/33	928,948
144,732	Residential Funding Mortgage Securities I, Series 2002-S17, Class A1, 5.00%, 11/25/17	140,750
97,804	Residential Funding Mortgage Securities I, Series 2003-S6, Class A1, 5.00%, 4/25/18	96,261
391,890	Residential Funding Mortgage Securities I, Series 2004-S4, Class 1A5, 5.25%, 4/25/34	386,467
631,219	Residential Funding Mortgage Securities I, Series 2004-S6, Class 1A4, 5.50%, 6/25/34	627,226
302,538	Residential Funding Mortgage Securities I, Series 2005-S4, Class A1, 5.50%, 5/25/35	299,028
327,759	Residential Funding Mortgage Securities I, Series 2005-S7, Class A1, 5.50%, 11/25/35	322,638
365,976	Residential Funding Mortgage Securities I, Series 2003-S9, Class A1, 6.50%, 3/25/32	367,686
412,816	Residential Funding Securities Corp., Series 2002-RM1, Class AI1, 5.50%, 12/25/17	410,579
545,000	Soundview Home Equity Loan Trust, Series 2005-B, Class M2, 5.73%, 5/25/35	539,350
540,784	SSB RV Trust, Series 2001-1, Class A5, 6.30%, 4/15/16	540,113
18,679	Structured Adjustable Rate Mortgage Loan, Series 2004-1, Class 3A1, 7.45%, 2/25/34(b)	18,841
334,193	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 1A2, 5.01%, 11/25/34(b)	339,411
352,441	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 1A2, 5.04%, 12/25/34(b)	351,625

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$135,336	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 1A2, 5.25%, 12/25/35	$134,279
307,110	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 1A, 6.95%, 6/25/34(b)	309,282
1,007,616	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class 1A1, 7.28%, 4/25/34(b)	1,015,857
592,718	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29	591,856
106,106	Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 1A1, 7.65%, 12/27/35(b)	107,167
162,119	Structured Asset Securities Corp., Series 2003-24A, Class 1A3, 5.00%, 7/25/33	162,203
428,658	Structured Asset Securities Corp., Series 2003-21, Class 1A3, 5.50%, 7/25/33	410,783
1,893,592	Structured Asset Securities Corp., Series 2005-5, Class 2A1, 5.50%, 4/25/35	1,883,352
2,074,602	Structured Asset Securities Corp., Series 2003-10, Class A, 6.00%, 4/25/33	2,052,560
552,484	Structured Asset Securities Corp., Series 2004-20, Class 4A1, 6.00%, 11/25/34	548,886
1,197,605	Structured Asset Securities Corp., Series 2005-15, Class 4A1, 6.00%, 8/25/35	1,188,623
511,003	Structured Asset Securities Corp., Series 2002-3, Class 2A2, 6.50%, 3/25/32	507,596
7,000	Structured Mortgage Asset Residential Trust, Series 1992-12B, Class G, 7.60%, 1/25/24	6,994
25,315	Summit Mortgage Trust, Series 2001-1, Class B1, 6.60%, 12/28/12(b)	25,315
54,883	Wachovia Asset Securitization, Inc., Series 2002-1, Class 2A1, 6.25%, 10/25/33	54,672
98,643	Wachovia Asset Securitization, Inc., Series 2002-1, Class 1A1, 6.25%, 10/25/33	98,269

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$69,455	Wachovia Bank Commercial Mortgage Trust, Series 2002-C1, Class A2, 5.68%, 4/15/34	$69,459
713,949	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 5.32%, 8/20/35(b)	699,331
81,710	WAMU Mortgage Pass-Through Certificates, Series 2003-S2, Class A2, 5.00%, 5/25/18	81,166
428,050	WAMU Mortgage Pass-Through Certificates, Series 2003-S10, Class A2, 5.00%, 10/25/18	414,485
597,972	WAMU Mortgage Pass-Through Certificates, Series 2005-8, Class 1A8, 5.50%, 10/25/35	596,111
72,662	WAMU Mortgage Pass-Through Certificates, Series 2004-AR10, Class A1B, 5.80%, 7/25/44(b)	71,882
1,993,491	Washington Mutual, Series 2003-AR5, Class A6, 3.70%, 6/25/33(b)	1,970,304
350,979	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32	339,964
930,000	Washington Mutual, Series 2003-AR10, Class A5, 4.06%, 10/25/33(b)	916,627
95,804	Washington Mutual, Series 2004-AR3, Class A2, 4.24%, 6/25/34	93,846
142,183	Washington Mutual, Series 2003-S7, Class A1, 4.50%, 8/25/18	134,940
113,239	Washington Mutual, Series 2003-S13, Class 21A1, 4.50%, 12/25/18	108,759
294,230	Washington Mutual, Series 2003-S3, Class 1A46, 5.00%, 6/25/33	292,668
19,630	Washington Mutual, Series 2002-S8, Class 2A7, 5.25%, 1/25/18	19,237
9,194	Washington Mutual, Series 2003-MS8 , Class 1A7, 5.50%, 5/25/33	9,175
1,603,096	Washington Mutual, Series 2003-S5, Class 1A1, 5.50%, 6/25/33	1,576,185
58,665	Washington Mutual, Series 2006-AR8, Class 1A1, 5.90%, 8/25/46(b)	58,399
1,315,459	Washington Mutual, Series 2004-S3, Class 3A1, 6.00%, 7/25/34	1,310,830
90,000	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR10, Class A6, 4.06%, 10/25/33	88,720

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$495,685	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A1, 4.84%, 10/25/35(b)	$488,557
307,790	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A2, 5.95%, 9/25/36(b)	305,981
3,208,223	Washington Mutual Mortgage Pass-Through Certificates, Series 2002-S5, Class 1A8, 6.50%, 9/25/32	3,197,225
142,797	Washington Mutual Mortgage Pass-Through Trust, Series 2003-MS6, Class 3A1, 4.55%, 5/25/33	139,076
242,446	Washington Mutual Mortgage Pass-Through Trust, Series 2003-MS2, Class 3A1, 5.00%, 3/25/18	235,211
579,472	Washington Mutual Mortgage Pass-Through Trust, Series 2002-MS8, Class 2A1, 5.25%, 12/25/17	565,722
395,658	Washington Mutual Mortgage Pass-Through Trust, Class 2002-MS7, Series 2A1, 5.50%, 10/25/17	393,312
323,877	Washington Mutual Mortgage Pass-Through Trust, Series 2002-MS2, Class 2A1, 6.00%, 4/25/17	322,747
580,358	Washington Mutual Mortgage Pass-Through Trust, Series 2006-5, Class 2CB1, 6.00%, 7/25/36	578,455
156,009	Washington Mutual Mortgage Pass-Through Trust, Series 2006-5, Class 3A1A, 6.25%, 7/25/36	156,026
414,708	Washington Mutual Mortgage Pass-Through Trust, Series 2002-MS2, Class 3A1, 6.50%, 5/25/32	413,175
206,223	Washington Mutual Pass-Through Certificates, Series 2003-AR4, Class A6, 3.42%, 5/25/33	204,929
678,684	Washington Mutual Pass-Through Certificates, Series 2003-S8, Class A4, 4.50%, 9/25/18	649,317
207,226	Wells Fargo Alternatve Loan Trust, Series 2005-1, Class 2A3, 5.50%, 2/25/35	201,051
47,890	Wells Fargo Mortgage Backed Securities, Series 2005-AR10, Class 2A19, 3.50%, 6/25/35	47,140
157,279	Wells Fargo Mortgage Backed Securities, Series 2004-EE, Class 3A1, 3.99%, 12/25/34	155,032

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$190,609	Wells Fargo Mortgage Backed Securities, Series 2004-H, Class A1, 4.53%, 6/25/34(b)	$184,916
372,297	Wells Fargo Mortgage Backed Securities, Series 2005-AR1, Class 1A1, 4.54%, 2/25/35	365,812
38,952	Wells Fargo Mortgage Backed Securities, Series 2003-3, Class 1A8, 5.75%, 4/25/33	38,949
100,000	Wells Fargo Mortgage Backed Securities Trust, Series 2004-S, Class A5, 3.54%, 9/25/34(b)	97,525
34,231	Wells Fargo Mortgage Backed Securities Trust, Series 2004-N, Class A3, 4.10%, 8/25/34(b)	33,966
88,948	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR9, Class 3A1, 4.36%, 5/25/35	87,535
376,024	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 1A1, 4.98%, 10/25/35	373,782
557,061	Wells Fargo Mortgage Backed Securities Trust, Series 2003-1, Class 1A4, 5.00%, 2/25/18	546,851
104,945	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A4, 5.24%, 4/25/36(b)	104,153
155,018	Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 3A1, 5.25%, 1/25/20	152,876
224,929	Wells Fargo Mortgage Backed Securities Trust, Series 2003-9, Class 1A12, 5.25%, 8/25/33	222,208
75,491	Wells Fargo Mortgage Backed Securities Trust, Series 2003-4, Class A15, 5.50%, 6/25/33	75,271
234,877	Wells Fargo Mortgage Backed Securities Trust, Series 2003-17, Class 2A4, 5.50%, 1/25/34	231,853
3,715,936	Wells Fargo Mortgage Backed Securities Trust, Series 2004-1, Class A29, 5.50%, 2/25/34	3,661,249
238,643	Wells Fargo Mortgage Backed Securities Trust, Series 2004-I, Class 1A1, 5.73%, 7/25/34(b)	240,013

Total Mortgage Backed Securities (Cost $149,222,216)		148,485,735

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Corporate Bonds (14.4%)
Banking (1.8%)
$3,195,000	Bank of America Corp., 7.70%, 12/31/26, Callable 12/31/07 @ 103.4007*(c)	$3,320,116
500,000	JPMorgan Chase & Co., 6.50%, 1/15/09	506,705

		3,826,821

Financial Services (12.3%)
2,750,000	Alesco Preferred Funding, Ltd., Series 6A, Class C1, 6.96%, 3/23/35(b)(c)	2,756,875
225,000	Genworth Global Funding, 5.41%, 11/27/09(b)	223,360
2,000,000	I-Preferred Term Securities, 7.30%(b), 12/11/32, Callable 12/11/07 @ 100*(b)(c)	2,004,500
5,000,000	I-Preferred Term Securities, 7.46%, 12/11/32, Callable 12/11/07 @ 100*(b)(c)	5,026,250
1,500,000	Preferred Term Securities IV, 4.91%, 6/24/34, Callable 6/24/09 @ 100*(b)(c)	1,472,100
500,000	Preferred Term Securities IX, 7.16%, 4/3/33, Callable 4/3/08 @ 100*(b)(c)	504,000
1,011,400	Preferred Term Securities V, 7.46%, 4/3/32, Continuously Callable @ 100(b)(c)	1,015,951
970,854	Preferred Term Securities XXIII, 6.15%, 12/22/36(a)(b)	765,809
5,000,000	Preferred Terms Securities XI, 5.30%, 9/24/33, Callable 9/24/08 @ 100*(b)(c)	4,946,500
2,500,000	Preferred Terms Securitiess XVI, 6.90%, 3/23/35, Callable 12/23/07 @ 100*(b)(c)	2,541,250
3,000,000	Reg Diversified Funding, 6.68%, 1/25/36(b)(c)	2,940,000
2,400,000	Taberna Preferred Funding Ltd., Series 2006-5A, Class A3, 6.81%, 8/5/36(b)(c)	2,280,000

		26,476,595

Security Brokers & Dealers (0.3%)
700,000	Bear Stearns Co., Inc., 7.00%, 9/24/21	672,190

Total Corporate Bonds (Cost $31,517,678)		30,975,606

Principal Amount	Security Description	Value
U.S. Government Agency Securities (12.8%)
	Fannie Mae
$117,000	3.00%, 1/8/08, Continuously Callable @ 100	$116,103
93,000	3.38%, 8/27/08, Continuously Callable @ 100	91,693
240,000	3.75%, 12/17/07, Continuously Callable @ 100(b)	238,949
87,000	3.75%, 9/23/08, Continuously Callable @ 100(b)	86,628
150,000	3.98%, 3/24/09, Continuously Callable @ 100*(b)	150,002
75,000	4.00%, 1/28/08, Continuously Callable @ 100(b)	74,620
394,000	4.00%, 3/25/08, Continuously Callable @ 100(b)	391,300
500,000	4.00%, 10/21/08, Callable 9/21/07 @ 100*(b)	497,556
96,000	4.00%, 10/21/09, Continuously Callable @ 100(b)	95,863
191,000	4.00%, 1/14/10, Continuously Callable @ 100(b)	190,456
434,000	4.00%, 2/26/10, Continuously Callable @ 100(b)	432,324
125,000	4.00%, 3/26/10, Callable 9/26/07 @ 100*	122,718
150,000	4.00%, 9/17/10, Callable 9/21/07 @ 100*(b)	149,926
209,000	4.00%, 9/16/11, Continuously Callable @ 100(b)	206,671
220,000	4.00%, 10/7/11, Continuously Callable @ 100(b)	217,460
40,000	4.00%, 3/3/16, Callable 12/3/07 @ 100*(b)	39,788
409,000	4.00%, 9/16/16, Continuously Callable @ 100(b)	408,883
166,000	4.00%, 4/15/19, Callable 10/15/07 @ 100*(b)	162,854
151,000	4.25%, 10/19/12, Callable 10/19/07 @ 100*(b)	150,905
340,000	4.25%, 10/18/13, Callable 10/18/07 @100*(b)	339,710
115,000	4.50%, 1/14/09, Continuously Callable @ 100(b)	114,717
200,000	4.50%, 12/9/09, Continuously Callable @ 100(b)	199,685
95,000	4.50%, 3/10/10, Continuously Callable @ 100*(b)	94,780
200,000	4.50%, 4/29/10, Continuously Callable @ 100(b)	199,416

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
U.S. Government Agency Securities, continued:
$55,000	4.50%, 10/14/11, Continuously Callable @ 100(b)	$54,734
50,000	4.50%, 10/26/12, Continuously Callable @ 100(b)	49,847
10,000	4.50%, 9/17/14, Callable 12/17/07 @ 100*(b)	9,903
135,000	4.75%, 4/26/13, Continuously Callable @ 100*(b)	134,524
150,000	4.88%, 4/26/19, Continuously Callable @ 100*(b)	149,022
100,000	5.00%, 1/28/08, Callable 4/25/08 @ 100*(b)	99,892
115,000	5.00%, 5/13/08, Continuously Callable @ 100*(b)	114,843
25,000	5.00%, 7/1/08, Continuously Callable @ 100*(b)	24,977
133,000	5.00%, 12/15/08, Callable 9/24/07 @ 100*(b)	132,981
100,000	5.00%, 5/26/09, Continuously Callable @ 100*(b)	99,980
215,000	5.00%, 6/3/09, Continuously Callable @ 100*(b)	214,993
15,000	5.00%, 6/9/10, Continuously Callable @ 100*(b)	14,999
150,000	5.00%, 7/21/10, Continuously Callable @ 100*(b)	149,987
100,000	5.00%, 7/22/10, Callable 10/5/07 @ 100*(b)	99,980
40,000	5.00%, 8/5/10, Continuously Callable @ 100(b)	39,991
290,000	5.00%, 8/12/10, Continuously Callable @ 100(b)	289,926
25,000	5.00%, 11/29/10, Continuously Callable @ 100(b)	24,987
50,000	5.00%, 3/30/11, Callable 10/5/07 @ 100*(b)	49,924
100,000	5.00%, 9/30/14, Continuously Callable @ 100(b)	99,790
150,000	5.00%, 12/22/14, Continuously Callable @ 100(b)	149,551
155,000	5.00%, 11/29/18, Continuously Callable @ 100(b)	154,741
90,000	5.00%, 12/28/18, Callable 12/28/07 @ 100*(b)	89,755
43,000	5.13%, 11/30/13, Continuously Callable @ 100(b)	42,902
150,000	5.13%, 9/2/14, Continuously Callable @ 100*(b)	149,436

Principal Amount	Security Description	Value
U.S. Government Agency Securities, continued:
$105,000	5.75%, 8/25/08, Continuously Callable @ 100*(b)	$105,017
185,000	6.00%, 8/11/14, Callable 11/11/07 @ 100*(b)	185,390
13,000	7.00%, 8/25/16, Callable 9/7/07 @ 100*(b)	13,002
	Federal Farm Credit Bank
100,000	3.00%, 4/1/08, Callable 9/12/07 @ 100	98,805
100,000	3.38%, 9/24/07, Continuously Callable @ 100	99,872
15,000	4.13%, 12/10/08, Continuously Callable @ 100	14,849
	Federal Home Loan Bank
100,000	3.00%, 12/12/07, Continuously Callable @ 100	99,389
250,000	3.00%, 4/1/08, Continuously Callable @ 100	246,847
250,000	3.02%, 3/12/08, Callable 12/12/07 @ 100*	247,113
200,000	3.25%, 7/10/13, Callable 10/10/07 @ 100*(b)	194,915
350,000	3.38%, 9/7/07, Continuously Callable @ 100	349,866
250,000	3.40%, 7/30/08, Callable 10/30/07 @ 100*	246,466
150,000	3.51%, 8/4/08, Continuously Callable @ 100	148,008
60,000	3.53%, 11/23/07	59,772
50,000	3.54%, 11/30/07	49,794
100,000	3.57%, 1/30/09, Callable 10/30/07 @ 100*	98,183
100,000	3.60%, 10/19/07	99,833
50,000	3.64%, 11/30/07, Continuously Callable @ 100	49,806
100,000	3.65%, 12/14/07, Callable 9/14/07 @ 100	99,574
100,000	3.75%, 12/30/10, Callable 12/30/07 @ 100*(b)	100,308
50,000	4.00%, 12/1/08, Continuously Callable @ 100	49,422
100,000	4.00%, 12/30/08, Callable 9/30/07 @ 100(b)	99,241
110,000	4.00%, 12/30/08, Continuously Callable @ 100*	108,705

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
U.S. Government Agency Securities, continued:
$200,000	4.00%, 9/30/09, Callable 9/30/07 @ 100*(b)	$199,349
120,000	4.00%, 10/14/09, Callable 10/14/07 @ 100*(b)	119,882
100,000	4.00%, 10/15/09, Callable 10/15/07 @ 100*(b)	99,350
450,000	4.00%, 8/6/18, Callable 11/6/07 @ 100*(b)	444,422
10,000	4.02%, 10/22/08, Callable 9/22/07 @ 100*	9,900
100,000	4.08%, 12/28/07	99,628
50,000	4.10%, 10/21/08, Continuously Callable @ 100	49,546
50,000	4.15%, 11/20/08, Callable 11/20/07 @ 100*	49,544
100,000	4.20%, 7/16/08, Callable 10/16/07 @ 100*(b)	99,291
100,000	4.20%, 9/2/08, Continuously Callable @ 100	99,280
700,000	4.25%, 12/17/14, Callable 9/17/07 @ 100*(b)	697,577
25,000	4.27%, 3/17/08, Callable 9/17/07 @ 100*	24,868
100,000	4.50%, 12/9/11, Callable 9/9/07 @ 100*(b)	99,821
100,000	4.50%, 3/9/15, Callable 9/9/07 @ 100*(b)	99,907
200,000	4.50%, 7/24/18, Callable 10/24/07 @ 100*(b)	195,475
100,000	4.75%, 11/24/09, Callable 11/24/07 @ 100*(b)	99,980
577,778	4.75%, 4/30/14, Callable 10/30/07 @ 100*(b)	574,895
140,000	5.00%, 8/20/08, Callable 11/20/07 @ 100*(b)	139,903
100,000	5.00%, 10/23/08, Callable 10/23/07 @ 100*(b)	99,933
200,000	5.00%, 10/29/08, Callable 10/29/07 @ 100*(b)	200,016
200,000	5.00%, 11/28/08, Callable 11/28/07 @ 100*(b)	199,956
290,000	5.00%, 12/16/08, Callable 12/16/07 @ 100*(b)	290,010
26,250	5.00%, 2/26/09, Continuously Callable @ 100(b)	26,283
300,000	5.00%, 2/27/09, Callable 11/27/07 @ 100*(b)	300,016

Principal Amount	Security Description	Value
U.S. Government Agency Securities, continued:
$370,000	5.00%, 5/12/09, Callable 11/12/07 @ 100*(b)	$369,969
100,000	5.00%, 5/26/09, Callable 11/26/07 @ 100*(b)	99,999
250,000	5.00%, 6/5/09, Callable 12/05/07 @ 100*(b)	250,001
125,000	5.00%, 8/26/09, Callable 11/26/07 @ 100*(b)	125,053
100,000	5.00%, 11/17/10, Callable 11/17/07 @ 100*(b)	100,047
175,000	5.00%, 6/11/13, Callable 12/11/07 @ 100*(b)	174,477
1,750,000	5.00%, 10/20/15, Callable 10/20/07 @ 100*(b)	1,747,725
230,000	5.00%, 6/4/18, Callable 12/4/07 @ 100*(b)	228,425
3,000,000	5.00%, 7/16/18, Callable 10/16/07 @ 100*(b)	2,948,907
500,000	5.01%, 8/6/10, Callable 11/6/07 @ 100*(b)	500,323
175,000	5.15%, 1/26/09, Callable 10/26/07 @ 100*	174,971
500,000	5.15%, 12/9/19, Callable 9/9/07 @ 100*(b)	500,016
100,000	5.25%, 7/24/08, Callable 10/24/07 @ 100*(b)	100,038
400,000	5.25%, 8/14/08, Callable 11/14/07 @ 100*(b)	400,126
200,000	5.25%, 12/15/09, Callable 12/15/07 @ 100*(b)	200,029
300,000	5.25%, 12/30/11, Callable 9/30/07 @ 100*(b)	299,660
	Freddie Mac
100,000	3.00%, 1/23/08	99,142
250,000	3.25%, 12/18/08, Callable 9/12/07 @ 100	244,884
100,000	3.50%, 3/12/08, Callable 9/12/07 @ 100	99,089
200,000	4.00%, 9/30/09, Continuously Callable @ 100*(b)	199,356
67,000	4.00%, 10/15/09, Continuously Callable @ 100(b)	66,917
159,000	4.00%, 11/15/09, Continuously Callable @ 100(b)	158,662
20,000	4.00%, 7/15/10, Continuously Callable @ 100*(b)	19,791
400,000	4.00%, 10/26/12, Callable 1/26/08 @ 100*(b)	400,076

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
U.S. Government Agency Securities, continued:
$135,000	4.00%, 11/26/13, Callable 11/26/07 @ 100*(b)	$134,729
18,000	4.00%, 10/28/14, Continuously Callable @ 100(b)	17,891
169,000	4.00%, 9/13/19, Callable 12/13/07 @100*(b)	167,383
68,000	4.25%, 10/15/08, Continuously Callable @ 100(b)	67,948
200,000	4.25%, 12/15/08, Continuously Callable @ 100(b)	199,745
100,000	4.50%, 11/12/08, Callable 11/12/07 @100*(b)	99,858
25,000	4.50%, 2/3/09, Callable 2/3/08 @ 100*(b)	24,935
39,000	4.50%, 4/15/09, Continuously Callable @ 100*(b)	38,908
100,000	4.50%, 8/15/09, Callable 8/15/09 @ 100*(b)	99,693
65,000	4.50% 10/15/09, Continuously Callable @ 100*(b)	64,863
50,000	4.50%, 11/15/09, Continuously Callable @ 100(b)	49,969
69,000	4.50%, 11/15/09, Continuously Callable @ 100(b)	68,958
20,000	4.50%, 1/15/10, Continuously Callable @ 100(b)	19,975
330,000	4.50%, 3/26/10, Callable 9/26/07 @ 100*(b)	329,436
210,000	4.50%, 11/30/10, Continuously Callable @ 100(b)	209,815
50,000	4.50%, 6/17/14, Callable 9/17/07 @ 100*	49,844
100,000	4.50%, 10/15/15, Continuously Callable @ 100(b)	99,955
740,000	4.63%, 12/15/10, Continuously Callable @ 100(b)	739,077

Shares or Principal Amount	Security Description	Value
U.S. Government Agency Securities, continued:
$100,000	4.88%, 10/27/11, Continuously Callable @ 100*(b)	$99,740
75,000	5.00%, 7/28/08, Callable 1/28/08 @ 100*(b)	74,951
150,000	5.00%, 11/15/08, Callable 9/24/07 @ 100*(b)	149,962
40,000	5.00%, 1/15/09, Continuously Callable @ 100(b)	40,000
175,000	5.00%, 8/15/09, Callable 10/1/07 @ 100*(b)	174,909
125,000	5.00%, 11/15/09, Continuously Callable @ 100*(b)	124,924
10,000	5.00%, 11/15/10, Continuously Callable @ 100*(b)	10,000
75,000	5.00%, 2/15/14, Continuously Callable @ 100(b)	74,816
70,000	5.00%, 3/15/16, Callable 10/1/07 @ 100*(b)	69,581
100,000	5.00%, 4/15/18, Continuously Callable @ 100(b)	99,465
84,000	5.00%, 12/24/18, Callable 9/24/07 @ 100*(b)	83,805
140,000	5.25%, 8/4/15, Continuously Callable @ 100(b)	139,425

Total U.S. Government Agency Securities (Cost $27,290,104)		27,529,924

Investments in Affiliate (1.2%)
2,698,820	American Performance Cash Management Fund(b)	2,698,820

Total Investments in Affiliate (Cost $2,698,820)		2,698,820

Total Investments (Cost $215,263,173)(d)—99.4%		214,459,862
Other assets in excess of liabilities—0.6%		1,333,105

Net Assets—100.0%		$215,792,967

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. The total value of illiquid restricted securities represents 2.20% of net assets.
(b)	Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2007. The date presented reflects the final maturity date.
(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(d)	Represents cost for financial reporting purposes.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

LLC—Limited Liability Co.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments

August 31, 2007

Principal Amount	Security Description	Value
Asset Backed Securities (2.3%)
$170,492	ACLC Business Loan Receivables, Series 1998-2, Class A3, 6.69%, 4/15/20(a)	$169,948
407,615	ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21(a)	407,091
495,893	Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 5/15/20(a)	505,811
349,340	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12(a)	356,374
178,171	Bear Stearns Asset Backed Securities, Inc., Series 2002-1, Class 1A5, 6.39%(b), 12/25/34	177,242
213,119	Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10(a)	216,165
139,284	Peachtree Franchise Loan LLC, Series 1999-A, Class A1, 6.68%, 1/15/21(a)	129,534
67,853	PSB Lending Home Loan Owner Trust, Series 1997-4, Class M1, 8.38%, 5/20/24	65,218
264,025	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 6.20%, 9/25/33	228,871

Total Asset Backed Securities (Cost $2,160,794)		2,256,254

Mortgage Backed Securities (34.6%)
616,271	ABFS Mortgage Loan Trust, Series 2002-1 , Class A5, 6.51%, 12/15/32	614,475
406,592	Banc of America Alternative Loan Trust, Series 2004-4, Class 4A1, 5.75%, 5/25/34	403,444
249,496	Banc of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	251,881
8,109	Banc of America Commerical Mortgage, Inc., Series 2004-1, Class A2, 4.04%, 11/10/39	7,951
66,000	Banc of America Funding Corp., Series 2004-B, Class 5A1, 5.24%, 11/20/34	65,639
343,659	Banc of America Funding Corp., Series 2003-1, Class A1, 6.00%, 5/20/33	341,081
156,572	Banc of America Mortgage Securities, Series 2003-9, Class 3A1, 5.00%, 12/25/18	151,826

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$107,335	Banc of America Mortgage Securities, Series 2003-1, Class 2A2, 5.25%, 2/25/18	$107,017
254,148	Banc of America Mortgage Securities, Series 2004-8, Class 3A1, 5.25%, 10/25/19	248,549
263,610	Bank of America Alternative Loan Trust, Series 2005-5, Class 2CB1, 6.00%, 6/25/35	262,374
184,599	Bear Stearns Mortgage Trust, Series 2003-7, Class 4A, 4.91%(b), 10/25/33	179,455
175,195	Bear Stearns Mortgage Trust, Series 2004-9, Class 12A3, 4.96%(b), 11/25/34	173,439
253,751	Cendant Mortgage Corp., Series 2003-9, Class 1A6, 5.25%, 11/25/33	251,800
270,941	Chase Mortgage Finance Corp., Series 2003-S1, Class 2A1, 5.00%, 2/25/18	269,614
124,528	Chase Mortgage Finance Corp., Series 2003-S2, Class A1, 5.00%, 3/25/18	122,496
49,523	Chase Mortgage Finance Corp., Series 2004-S1, Class A3, 5.50%, 2/25/19	48,896
283,155	Chase Mortgage Finance Corp., Series 2007-S2, Class 2A1, 5.50%, 3/25/37	281,081
83,277	Chaseflex Trust, Series 2005-1, Class 2A4, 5.50%, 2/25/35	82,534
274,939	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35	274,696
581,568	Citicorp Mortgage Securities, Inc., Series 2004-9, Class 1A9, 5.25%, 12/25/34	570,223
72,848	Citicorp Mortgage Securities, Inc., Series 2003-9, Class A14, 5.50%, 10/25/33	72,554
178,674	Citigroup Mortgage Loan Trust, Inc., Series 2003-UST1, Class A1, 5.50%, 12/25/18	176,217
202,708	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	205,329
52,033	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A3, 6.75%, 7/25/34	52,797
38,733	Countrywide Alternative Loan Trust, Series 2003-12CB, Class 2A1, 5.00%, 7/25/18	37,632

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$184,472	Countrywide Alternative Loan Trust, Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	$179,253
227,565	Countrywide Alternative Loan Trust, Series 2003-J7, Class 2A3, 5.00%, 8/25/33	222,079
176,721	Countrywide Alternative Loan Trust, Series 2005-3CB, Class 1A4, 5.25%, 3/25/35	171,080
497,987	Countrywide Alternative Loan Trust, Series 2005-9CB, Class 1A6, 5.50%, 5/25/35	484,987
231,790	Countrywide Alternative Loan Trust, Series 2004-J1, Class 1A1, 6.00%, 2/25/34	228,603
78,506	Countrywide Alternative Loan Trust, Series 2004-5CB, Class 1A1, 6.00%, 5/25/34	78,187
198,541	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.00%, 10/25/34	196,059
144,734	Countrywide Alternative Loan Trust, Series 2005-53T2, Class 2A1, 6.00%, 11/25/35	142,214
452,009	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37	449,041
234,155	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.25%, 12/25/33	233,992
79,185	Countrywide Alternative Loan Trust, Series 2004-J6, Class 2A1, 6.50%, 11/25/31	79,704
200,000	Countrywide Home Loans, Series 2003-40, Class A5, 4.50%, 10/25/18	188,813
204,429	Countrywide Home Loans, Series 2004-12, Class 12A1, 4.71%(b), 8/25/34	203,140
158,424	Countrywide Home Loans, Series 2004-J6, Class 1A2, 5.25%, 8/25/24	155,287
139,507	Countrywide Home Loans, Series 2003-1, Class 1A10, 5.25%, 3/25/33	137,217
543,175	Countrywide Home Loans, Series 2002-21, Class A1, 5.75%, 11/25/17	541,291

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$106,211	Countrywide Home Loans, Series 2002-J5, Class 1A14, 5.75%, 1/25/33	$105,609
85,109	Countrywide Home Loans, Series 2005-29, Class A1, 5.75%, 12/25/35	82,449
550,000	Countrywide Home Loans, Series 2006-J4, Class A4, 6.25%, 9/25/36	548,448
600,000	Countrywide Home Loans, Series 2006-16, Class 3A4, 6.50%, 11/25/36	590,551
418,788	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 8A1, 5.00%, 9/25/18	411,681
137,955	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 4A1, 5.00%, 2/25/19	133,198
100,798	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-21, Class 3A1, 5.50%, 8/25/33	100,217
717,836	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A1, 5.50%, 10/25/33	715,143
4,500	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-5, Class 2A1, 6.00%, 2/25/17	4,496
172,832	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-29, Class 8A1, 6.00%, 11/25/18	172,998
262,100	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 8A1, 6.00%, 11/25/33	260,218
532,747	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A2, 6.00%, 2/25/34	525,255
509,213	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-5, Class 7A1, 6.00%, 7/25/35	506,667
122,759	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33	123,262
116,387	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 2A1, 7.50%, 5/25/32	117,135
67,055	Fannie Mae, 4.10%(b), 9/1/33, Pool #739372	65,525
17,774	Fannie Mae, Series 2003-33, Class LD, 4.25%, 9/25/22	17,219

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$64,919	Fannie Mae, Series 2004-72, Class LA, 4.50%, 4/25/30	$63,386
768,888	Fannie Mae, 4.84%(b), 2/1/33, Pool #683235	756,650
6,891	Fannie Mae, Series 1992-45, Class F, 4.97%(b), 4/25/22	6,838
155,000	Fannie Mae, 5.00%(b), 4/29/19, Pool #906675	153,435
24,959	Fannie Mae, Series 2002-89, Class QE, 5.00%, 9/25/31	24,886
33,000	Fannie Mae, Series 2005-48, Class MD, 5.00%, 4/25/34	31,269
251,575	Fannie Mae, 5.38%(b), 4/1/32, Pool #638549	257,318
104,241	Fannie Mae, 5.51%, 1/1/37, Pool #906675	103,868
252	Fannie Mae, Series 2002-27, Class GC, 6.00%, 5/25/17	254
7,280	Fannie Mae, Series 1999-7, Class D, 6.00%, 3/18/28	7,257
500,000	Fannie Mae, Series 2006-7, Class TB, 6.00%, 2/25/31	508,328
3,126	Fannie Mae, 6.00%, 4/1/35, Pool #735503	3,135
42,250	Fannie Mae, Series 1989-52, Class G, 6.00%, 8/25/19	43,009
25,265	Fannie Mae, Series 1990-89, Class K, 6.50%, 7/25/20	26,150
20,364	Fannie Mae, Series 2001-55, Class PC, 6.50%, 10/25/31	21,031
149,247	Fannie Mae, Series 2002-22, Class G, 6.50%, 4/25/32	151,898
59,786	Fannie Mae, Series 2003-W2, Class 1A2, 7.00%, 7/25/42	61,921
202,408	Fannie Mae, 7.01%(b), 11/1/22, Pool #189916	206,096
51,001	Fannie Mae, Series 1997-M8, Class A3, 7.23%, 1/25/22	51,524
40,752	Fannie Mae, 7.38%(b), 7/1/23, Pool #224951	41,524
4,227	Fannie Mae, Series 2002-T1, Class A3, 7.50%, 11/25/31	4,413
27,455	Fannie Mae, Series 1992-31, Class M, 7.75%, 3/25/22	29,007
21,440	Fannie Mae, Series D-32, Class L, 8.00%, 10/25/21	22,866
3,373	Fannie Mae, Series G-32, Class N, 8.10%, 10/25/21	3,604
14,994	Fannie Mae, Series 1991-66, Class J, 8.13%, 6/25/21	16,089

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$6,688	Fannie Mae, Series 1991-18, Class H, 8.50%, 3/25/21	$7,093
5,167	Fannie Mae, Series G-7, Class E, 8.90%, 3/25/21	5,610
2,017	Fannie Mae, Series 1990-62, Class G, 9.00%, 6/25/20	2,167
720,084	First Horizon Alternative Mortgage Securities, Series 2004-FA1, Class 1A1, 6.25%, 10/25/34	725,611
192,216	First Horizon Mortgage Pass-Through Trust, Series 2002-7, Class 2A2, 5.25%, 12/25/17	191,400
106,770	First Horizon Mortgage Pass-Through Trust, Series 2005-8, Class 2A1, 5.25%, 2/25/21	104,948
100,000	Freddie Mac, 4.00%(b), 11/15/15, Pool #906675	99,674
97,704	Freddie Mac, Series 2590, Class AQ, 4.25%, 3/15/18	91,604
402,381	Freddie Mac, Series 2568, Class KA, 4.25%, 12/15/21	388,904
2,881	Freddie Mac, Series 1222, Class P, 4.37%(b), 3/15/22	2,880
83,322	Freddie Mac, Series 2532, Class B, 5.00%, 9/15/16	83,078
98,314	Freddie Mac, Series 2556, Class TJ, 5.00%, 1/15/22	97,458
117,431	Freddie Mac, Series 2517, Class BK, 5.00%, 2/15/31	117,210
400,147	Freddie Mac, Series 2528, Class ME, 5.25%, 5/15/30	393,798
159,018	Freddie Mac, Series 2527, Class VU, 5.50%, 10/15/13	159,700
6,380	Freddie Mac, Series 2419, Class QL, 5.50%, 3/15/17	6,292
76,798	Freddie Mac, Series 2390, Class TA, 6.00%, 11/15/20	76,910
45,103	Freddie Mac, Series 1136, Class H, 6.00%, 9/15/21	45,013
166,476	Freddie Mac, Series 2064, Class M, 6.00%, 6/15/28	169,271
72,000	Freddie Mac, Series 2470, Class LL, 6.00%, 7/15/32	71,238
90,238	Freddie Mac, Series 3129, Class LM, 6.00%, 9/15/32	91,504
34,000	Freddie Mac, Series 2403, Class LL, 6.25%, 1/15/32	34,354
52,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	52,481

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$132,553	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	$135,446
26,647	Freddie Mac, Series 1128, Class IB, 7.00%, 8/15/21	26,593
33,596	Freddie Mac, Series 1379, Class H, 7.00%, 10/15/22	34,322
24,097	Freddie Mac, Series 1714, Class K, 7.00%, 4/15/24	24,976
18,175	Freddie Mac, Series 1688, Class W, 7.25%, 3/15/14	19,039
115,270	Freddie Mac, 7.32%(b), 8/1/34, Pool #755230	112,831
11,530	Freddie Mac, Series 1052, Class G, 7.50%, 3/15/21	11,507
25,800	Freddie Mac, Series 1904, Class D, 7.50%, 10/15/26	26,663
10,800	Freddie Mac, Series 1119, Class H, 7.75%, 8/15/21	10,772
41,020	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22	41,318
58,168	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22	60,739
7,157	Freddie Mac, Series 138, Class E, 8.07%, 7/15/21	7,136
26,130	Freddie Mac, Series 1264, Class I, 8.30%, 4/15/22	26,066
17,022	Freddie Mac, 9.00%, 5/1/16, Pool #170164	18,142
17,828	Freddie Mac, 9.00%, 6/1/16, Pool #170171	19,017
17,693	Freddie Mac, 9.00%, 9/1/16, Pool #170192	18,906
9,015	Freddie Mac, 9.50%, 6/1/16, Pool #274005	9,765
38,487	GMAC Mortgage Corp. Loan Trust, Series 2003-J1, Class A3, 5.25%, 3/25/18	38,174
211,456	GMAC Mortgage Corp. Loan Trust, Series 2004-J5, Class A7, 6.50%, 1/25/35	213,108
83,190	Government National Mortgage Assoc., 6.375%, 1/20/22, Pool #8900	83,967
29,600	Government National Mortgage Assoc., 6.00%, 1/15/09, Pool #371901	29,864
29,823	Government National Mortgage Assoc., Series 2003-18, Class KB, 6.00%, 7/20/31	29,929
34,022	Government National Mortgage Assoc., Series 2002-57, Class BA, 6.00%, 4/20/32	34,496

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$47,214	Government National Mortgage Assoc., 7.00%, 3/15/26, Pool #419128	$49,294
701	Government National Mortgage Assoc., 7.00%, 3/20/27, Pool #2394	730
12,136	Government National Mortgage Assoc., Series 1996-20, Class D, 7.50%, 9/16/26	12,674
4,059	Government National Mortgage Assoc., 8.00%, 11/15/21, Pool #308330	4,295
5,698	Government National Mortgage Assoc., 8.00%, 2/15/22, Pool #319029	6,035
18,312	Government National Mortgage Assoc., 8.00%, 5/15/23, Pool #343406	19,410
4,111	Government National Mortgage Assoc., 8.00%, 10/20/24, Pool #1884	4,344
826	Government National Mortgage Assoc., 8.00%, 2/20/26, Pool #2171	874
1,702	Government National Mortgage Assoc., 8.00%, 3/20/26, Pool #2187	1,800
7,702	Government National Mortgage Assoc., 8.00%, 4/20/26, Pool #2205	8,147
30,906	Government National Mortgage Assoc., 8.00%, 5/20/26, Pool #2219	32,692
3,225	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #423563	3,424
40,563	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	43,069
1,640	Government National Mortgage Assoc., 10.00%, 2/15/19, Pool #269976	1,851
73,246	GSR Mortgage Loan Trust, Series 2004-10F, Class 2A4, 5.00%, 8/25/19	70,779
196,649	GSR Mortgage Loan Trust, Series 2004-10F, Class 3A1, 5.50%, 8/25/19	194,805
30,330	GSR Mortgage Loan Trust, Series 2003-2F, Class 3A1, 6.00%, 3/25/32	29,939
138,059	HomeBanc Mortgage Trust, Series 2006-1, Class 1A1, 6.13%(b), 4/25/37	139,904
355,000	JP Morgan Mortgage Trust, Series 2005-A1, Class 3A4, 5.03%, 2/25/35	338,806
130,000	JP Morgan Mortgage Trust, Series 2006-A6, Class 1A4L, 5.56%(b), 10/25/36	129,172
98,779	JP Morgan Mortgage Trust, Series 2006-A2, Class 2A1, 5.77%, 4/25/36	98,404

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$298,283	JP Morgan Mortgage Trust, Series 2004-S2, Class 4A5, 6.00%, 11/25/34	$297,167
66,004	Master Alternative Loans Trust, Series 2004-13, Class 12A1, 5.50%, 12/25/19	65,097
135,656	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20	133,881
121,596	Master Alternative Loans Trust, Series 2004-1, Class 4A1, 5.50%, 2/25/34	118,518
180,818	Master Alternative Loans Trust, Series 2004-4, Class 1A1, 5.50%, 5/25/34	176,909
330,190	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	328,332
126,116	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34	125,091
67,242	Master Alternative Loans Trust, Series 2003-7, Class 6A1, 6.50%, 12/25/33	67,526
103,045	Master Alternative Loans Trust, Series 2004-4, Class 8A1, 6.50%, 5/25/34	103,806
165,067	Master Alternative Loans Trust, Series 2004-6, Class 6A1, 6.50%, 7/25/34	166,460
133,559	Master Asset Securitization Trust, Series 2002-7, Class 1A1, 5.50%, 11/25/17	132,158
366,424	Master Asset Securitization Trust, Series 2003-8, Class 1A1, 5.50%, 9/25/33	355,374
198,210	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34	196,599
170,000	Nomura Asset Acceptance Corp., Series 2005-WF1, Class 2A5, 5.16%, 3/25/35	164,752
1,312,000	Nomura Asset Acceptance Corp., Series 2004-AP2, Class A6, 5.60%, 7/25/34	1,310,310
101,413	Ocwen Residential MBS Corp., Series 1998-R1, Class B1, 7.00%, 10/25/40	100,355
42,816	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.00%, 2/25/34	42,762

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$1,027	Prudential Home Mortgage Securities, Series 1993-9, Class A11, 7.50%, 3/25/08	$1,023
339,646	RAAC, Series 2004-SP2, Class A1, 6.02%, 1/25/17	340,856
136,415	Residential Accredit Loans, Inc., Series 2003-QS18, Class A1, 5.00%, 9/25/18	132,621
235,725	Residential Accredit Loans, Inc., Series 2003-QS1, Class A1, 5.00%, 1/25/33	232,706
73,292	Residential Accredit Loans, Inc., Series 2003-QS17, Class NB1, 5.25%, 9/25/33	72,688
129,372	Residential Accredit Loans, Inc., Series 2005-QS2, Class A1, 5.50%, 2/25/35	127,102
165,754	Residential Accredit Loans, Inc., Series 2006-QS18, Class 3A3, 5.75%, 12/25/21	165,797
314,715	Residential Accredit Loans, Inc., Series 2004-QS2, Class CB, 5.75%, 2/25/34	306,847
158,866	Residential Accredit Loans, Inc., Series 2002-QS19, Class A8, 6.00%, 12/25/32	158,277
600,000	Residential Accredit Loans, Inc., Series 2006-QS10, Class A8, 6.00%, 8/25/36	589,098
70,000	Residential Asset Loans, Inc, Series 2006-QS5, Class A9, 6.00%, 5/25/36	67,874
114,000	Residential Asset Loans, Inc, Series 2006-QS12, Class 1A2, 6.50%, 9/25/36	114,299
235,291	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	238,201
206,318	Residential Asset Securitization Trust, Series 2005-A14, Class A5, 5.50%, 12/25/35	196,845
460,010	Residential Asset Securitization Trust, Series 2006-A15, Class A16, 6.25%, 1/25/37	461,777
165,591	Residential Funding Mortgage Securities I, Series 2003-S12, Class 2A1, 4.00%, 12/25/32	154,413
105,077	Residential Funding Mortgage Securities I, Series 2004-S5, Class 2A1, 4.50%, 5/25/19	100,382

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$315,998	Residential Funding Mortgage Securities I, Series 2003-S2, Class A8, 4.75%, 2/25/33	$313,305
329,787	Residential Funding Mortgage Securities I, Series 2003-S1, Class A1, 5.00%, 1/25/18	327,561
87,451	Residential Funding Mortgage Securities I, Series 2003-S5, Class 1A1, 5.00%, 11/25/18	86,518
275,211	Residential Funding Securities Corp., Series 2002-RM1, Class AI1, 5.50%, 12/25/17	273,719
73,544	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29	73,437
227,487	Structured Asset Securities Corp., Series 2003-20, Class 2A4, 4.50%, 7/25/18	219,717
200,000	Structured Asset Securities Corp., Series 2003-1, Class 1A3, 5.25%, 2/25/18	194,348
17,000	Structured Asset Securities Corp., Series 2002-15, Class A4, 6.00%, 8/25/32	16,972
203,347	Structured Asset Securities Corp., Series 2004-20, Class 5A1, 6.25%, 11/25/34	203,283
37,528	Structured Asset Securities Corp., Series 2002-3, Class A4, 6.40%, 3/25/32	37,395
209,353	Structured Asset Securities Corp., Series 2002-6, Class 1A5, 6.50%, 4/25/32	209,348
1,509	Structured Asset Securities Corp., Series 1997-2, Class 2A4, 7.25%, 3/28/30	1,503
374,109	Structured Mortgage Loan, Series 2004-3AC, Class A1, 4.94%(b), 3/25/34	370,663
86,092	Union Planters Mortgage Finance Corp., Series 2000-1, Class A1, 7.70%, 12/25/24	89,028
356,975	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 5.32%(b), 8/20/35	349,665
305,768	Washington Mutual, Series 2003-S6, Class 2A3, 4.75%, 7/25/18	296,308
37,379	Washington Mutual, Series 2003-S11, Class 1A, 5.00%, 11/25/33	35,570

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$35,308	Washington Mutual, Series 2003-S3, Class 1A31, 5.25%, 6/25/33	$35,212
549,153	Washington Mutual MSC Mortgage, Series 2002-MS6, Class 3A1, 6.50%, 9/25/32	541,276
13,281	Washington Mutual MSC Mortgage, Series 2004-RA1, Class 2A, 7.00%, 3/25/34	13,459
270,166	Washington Mutual Pass-Through Certificates, Series 2005-6, Class 1CB, 6.50%, 8/25/35	271,939
250,000	Wells Fargo Mortgage Backed Securities, Series 2003-10, Class A3, 4.50%, 9/25/18	238,089
130,090	Wells Fargo Mortgage Backed Securities, Series 2003-14, Class 1A1, 4.75%, 12/25/18	125,252
30,221	Wells Fargo Mortgage Backed Securities, Series 2002-03, Class 1A7, 5.25%, 4/25/33	30,166
48,516	Wells Fargo Mortgage Backed Securities Trust, Series 2004-E, Class A1, 4.89%, 5/25/34	47,248
649,905	Wells Fargo Mortgage Backed Securities Trust, Series 2003-1, Class 1A4, 5.00%, 2/25/18	637,992
226,812	Wells Fargo Mortgage Backed Securities Trust, Series 2005-13, Class A1, 5.00%, 11/25/20	221,326
560,498	Wells Fargo Mortgage Backed Securities Trust, Series 2006-3, Class A9, 5.50%, 3/25/36	556,822

Total Mortgage Backed Securities (Cost $34,548,035)		34,424,220

Corporate Bonds (10.4%)
Financial—Leasing Company (1.0%)
1,000,000	International Lease Finance Corp., 5.32%, 12/9/07	997,614

Financial Services (6.0%)
75,000	Household Finance Corp., 6.60%, 6/15/11	77,788
50,000	Household Finance Corp., 6.80%, 5/15/11	52,163
500,000	I-Preferred Term Securities, 7.45%(b), 12/11/32, Callable 12/11/07 @ 100(c)	501,125
500,000	Preferred Term Securities IX, 7.16%(b), 4/3/33, Callable 4/3/08 @ 100*(c)	504,000

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Corporate Bonds, continued:
Financial Services, continued
$500,000	Preferred Term Securities XI, 6.96%(b), 9/24/33, Callable 9/24/08 @ 100*(c)	$504,000
970,854	Preferred Term Securities XXIII, 6.15%(b), 12/22/36(a)	765,809
1,750,000	Reg Diversified Funding, 6.68%(b), 1/25/36(c)	1,715,000
2,000,000	Taberna Preferred Funding Ltd., Series 2006-5A, Class A3, 6.81%(b), 8/5/36(c)	1,900,000

		6,019,885

Security Brokers & Dealers (3.1%)
200,000	Bear Stearns Co., Inc., 3.50%(b), 6/27/18	177,332
1,065,000	Bear Stearns Co., Inc., 5.55%, 1/22/17	980,524
200,000	Bear Stearns Co., Inc., 7.00%, 9/24/21	192,054
250,000	Goldman Sachs Group, Inc., 6.13%, 2/15/33	235,601
1,100,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17	1,082,992
365,000	Merrill Lynch & Co., Inc., 6.50%, 7/15/18	382,045

		3,050,548

Telecommunications (0.3%)
50,000	Qwest Corp., 6.88%, 9/15/33, Callable 10/15/07 @ 101.56*	50,245
250,000	Southwestern Bell Telephone Co., 6.29%, 9/29/10	258,766

		309,011

Total Corporate Bonds (Cost $10,732,802)		10,377,058

Taxable Municipal Bonds (1.7%)
California (0.5%)
500,000	Monrovia Redevelopment Agency Tax Allocation, 6.90%, 5/1/17, Callable 5/1/08 @ 102*, Insured by: AMBAC	515,490

Georgia (1.1%)
1,000,000	Atlanta & Fulton County Georgia Recreational Authority Revenue, Downtown Arena Project, 7.00%, 12/1/28, Callable 12/1/07 @ 102*, Insured by: FSA	1,022,720

Principal Amount	Security Description	Value
Taxable Municipal Bonds, continued:
Wisconsin (0.1%)
$120,000	Wisconsin State, GO, Series D, 6.90%, 11/1/11, Callable 11/1/08 @ 100*	$118,626

Total Taxable Municipal Bonds (Cost $1,610,010)		1,656,836

U.S. Government Agency Securities (34.8%)
	Fannie Mae
80,000	3.00%, 1/15/08, Continuously Callable @ 100	79,346
150,000	3.00%, 3/25/09, Continuously Callable @ 100	145,883
250,000	3.21%, 7/23/08, Callable 1/23/08 @ 100*	246,264
35,000	3.50%(b), 4/8/10, Continuously Callable @ 100	34,488
75,000	4.00%(b), 12/23/08, Continuously Callable @ 100	74,729
70,000	4.00%(b), 3/15/09, Continuously Callable @ 100	69,597
750,000	4.00%, 11/10/11, Callable 11/10/07 @ 100*	749,017
110,000	4.00%(b), 9/21/12, Callable 12/21/07 @ 100*	109,464
30,000	4.00%(b), 2/7/13, Continuously Callable @ 100	29,880
250,000	4.00%(b), 3/3/16, Callable 12/3/07 @ 100*	248,677
106,000	4.00%(b), 3/8/17, Continuously Callable @ 100	105,180
223,000	4.13%(b), 12/26/18, Callable 12/26/08 @ 100*	220,815
100,000	4.25%(b), 9/8/09, Continuously Callable @ 100*	99,998
105,000	4.25%(b), 2/10/11, Continuously Callable @ 100	104,631
85,000	4.25%(b), 10/19/12, Callable 10/19/07 @ 100*	84,946
75,000	4.25%(b), 2/25/13, Continuously Callable @ 100	74,742
65,000	4.38%(b), 10/28/09, Continuously Callable @ 100	64,767
115,000	4.38%(b), 4/5/13, Continuously Callable @ 100*	114,273
100,000	4.50%(b), 4/29/10, Continuously Callable @ 100	99,708
178,000	4.50%(b), 2/24/12, Continuously Callable @ 100	176,938

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
U.S. Government Agency Securities, continued:
$93,000	4.50%(b), 11/19/12, Continuously Callable @ 100	$92,640
180,000	4.50%(b), 12/23/14, Continuously Callable @ 100	177,402
40,000	4.50%(b), 4/21/15, Continuously Callable @ 100	39,909
68,000	4.50%(b), 8/25/15, Continuously Callable @ 100	67,307
16,000	4.50%(b), 9/30/19, Continuously Callable @ 100	15,793
185,000	4.75%(b), 9/2/11, Continuously Callable @ 100	184,604
399,000	4.75%(b), 9/27/18, Continuously Callable @ 100	397,995
80,000	5.00%(b), 7/22/10, Continuously Callable @ 100	79,984
1,000,000	5.00%(b), 7/28/10, Callable 1/28/08 @ 100*	1,007,191
180,000	5.00%(b), 8/5/13, Continuously Callable @ 100	179,124
1,000,000	5.00%(b), 9/24/13, Callable 9/24/07 @ 100*	997,615
190,000	5.00%(b), 2/18/14, Continuously Callable @ 100	189,331
1,000,000	5.00%(b), 4/11/14, Callable 10/11/07 @ 100*	999,250
328,000	5.00%(b), 4/22/14, Continuously Callable @ 100	326,613
235,000	5.00%(b), 7/15/14, Continuously Callable @ 100	233,804
750,000	5.00%(b), 11/28/14, Callable 11/28/07 @ 100*	747,008
157,000	5.00%(b), 12/2/14, Continuously Callable @ 100	155,956
120,000	5.00%(b), 12/22/14, Continuously Callable @ 100	119,641
57,000	5.00%(b), 12/30/14, Callable 12/30/07 @ 100*	57,034
100,000	5.00%(b), 2/23/15, Continuously Callable @ 100	99,641
85,000	5.00%(b), 3/23/15, Continuously Callable @ 100	84,670
151,000	5.00%(b), 4/7/15, Continuously Callable @ 100	150,388
49,000	5.00%(b), 9/21/18, Continuously Callable @ 100	48,998
285,000	5.00%(b), 11/5/18, Continuously Callable @ 100	281,845
110,000	5.00%(b), 5/10/19, Continuously Callable @ 100	109,190

Principal Amount	Security Description	Value
U.S. Government Agency Securities, continued:
$367,000	5.00%(b), 4/28/20, Callable 10/28/07 @ 100*	$362,884
127,000	5.13%(b), 8/25/14, Continuously Callable @ 100	126,528
120,000	5.13%(b), 9/16/14 Continuously Callable @ 100	119,534
100,000	5.13%(b), 12/18/15, Continuously Callable @ 100*	99,709
207,000	5.25%(b), 8/1/18, Callable 11/1/07 @ 100*	205,943
30,000	5.38%(b), 5/12/14, Continuously Callable @ 100	29,991
158,000	5.38%(b), 8/11/15, Continuously Callable @ 100*	157,706
130,000	5.50%(b), 12/16/11, Continuously Callable @ 100	130,017
220,000	5.50%(b), 8/17/12, Continuously Callable @ 100	220,031
105,000	5.50%(b), 8/24/12, Continuously Callable @ 100	105,015
200,000	5.50%(b), 8/23/13, Continuously Callable @ 100	200,015
56,000	6.00%(b), 7/1/13 Continuously Callable @ 100	56,011
79,000	6.00%(b), 6/17/19, Continuously Callable @ 100	79,015
70,000	6.13%(b), 8/22/18, Continuously Callable @ 100	70,016
100,000	Federal Farm Credit Bank, 3.00%, 5/28/08, Continuously Callable @ 100	98,519
	Federal Home Loan Bank
250,000	3.02%, 3/12/08, Callable 12/12/07 @ 100*	247,113
100,000	3.05%, 1/23/08, Callable 10/23/07 @ 100*	99,176
120,000	3.50%, 12/12/08, Callable 12/12/07 @ 100*	117,913
2,500,000	3.50%, 6/19/09, Callable 12/19/07 @ 100*	2,444,198
100,000	3.51%, 8/4/08, Continuously Callable @ 100	98,672
40,000	3.51%, 1/30/09, Callable 1/30/08 @ 100*	39,241
100,000	3.60%, 4/8/09, Continuously Callable @ 100	98,059
65,000	3.63%, 4/23/08, Continuously Callable @ 100	64,353
100,000	3.70%, 3/10/08, Continuously Callable @ 100	99,198
450,000	3.75%, 8/15/08	444,992

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
U.S. Government Agency Securities, continued:
$181,818	3.80%, 8/11/08, Continuously Callable @ 100	$179,864
50,000	4.00%, 8/13/08, Continuously Callable @ 100	49,552
100,000	4.00%(b), 12/19/08, Callable 1219/07 @ 100*	99,274
100,000	4.00%(b), 9/24/09, Callable 12/24/07 @ 100*	99,950
97,000	4.00%(b), 11/10/16, Continuously Callable @ 100	96,168
180,000	4.10%, 7/14/08, Continuously Callable @ 100	178,578
100,000	4.13%, 8/4/08, Continuously Callable @ 100	99,219
50,000	4.13%, 8/5/08, Continuously Callable @ 100	49,609
200,000	4.25%(b), 6/26/13, Callable 12/26/07 @ 100*	195,666
250,000	4.35%, 9/1/09, Continuously Callable @ 100	247,795
150,000	4.50%(b), 12/26/08	149,213
100,000	4.50%(b), 6/26/13, Callable 12/26/07 @ 100*	98,536
145,000	4.50%(b), 2/15/14, Continuously Callable @ 100	143,930
650,000	4.50%(b), 6/5/18, Callable 12/5/07 @ 100*	633,367
1,500,000	4.50%(b), 7/23/18, Callable 10/23/07 @ 100*	1,463,052
50,000	4.52%, 8/26/09, Continuously Callable @ 100	49,683
25,000	4.54%, 6/15/10, Continuously Callable @ 100*	24,780
611,112	4.75%(b), 4/30/14, Callable 10/30/07 @ 100*	608,062
100,000	5.00%(b), 4/29/09	100,221
500,000	5.00%(b), 6/30/10, Callable 9/30/07 @ 100*	499,873
100,000	5.00%(b), 1/27/15, Callable 10/27/07 @ 100*	99,694
100,000	5.00%(b), 3/30/15, Callable 12/30/07 @ 100*	99,506
200,000	5.00%(b), 6/26/15, Callable 12/26/07 @ 100*	199,044
900,000	5.00%(b), 10/20/15, Callable 10/20/07 @ 100*	898,830
100,000	5.00%(b), 10/13/17, Callable 10/13/07 @ 100*	99,022

Principal Amount	Security Description	Value
U.S. Government Agency Securities, continued:
$235,000	5.00%(b), 5/21/18, Callable 11/21/07 @ 100*	$233,427
100,000	5.00%(b), 6/5/18, Callable 12/5/07 @ 100*	98,299
1,000,000	5.00%(b), 7/16/18, Callable 10/16/07 @ 100*	982,969
750,000	5.20%, 9/20/13, Continuously Callable @ 100	743,519
2,590,000	5.25%, 8/22/12, Continuously Callable @ 100	2,581,313
	Freddie Mac
96,000	3.00%, 12/15/09, Continuously Callable @ 100	92,400
100,000	3.38%, 4/23/08, Continuously Callable @ 100	98,863
110,000	3.50%(b), 3/15/11, Continuously Callable @ 100	109,110
200,000	4.00%(b), 6/18/08, Callable 12/8/07 @ 100*	199,804
167,000	4.00%(b), 11/10/08, Continuously Callable @ 100	166,556
100,000	4.00%(b), 9/26/11, Continuously Callable @ 100	99,688
376,000	4.00%, 9/17/12, Continuously Callable @ 100	373,354
1,300,000	4.00%, 10/28/13, Continuously Callable @ 100	1,297,243
157,000	4.00%(b), 3/15/18, Callable 10/1/07 @ 100*	154,986
200,000	4.00%(b), 6/25/18, Continuously Callable @ 100	194,689
115,000	4.00%(b), 1/28/19, Continuously Callable @ 100	113,623
320,000	4.13%(b), 12/16/13, Continuously Callable @ 100	317,723
183,000	4.13%(b), 10/7/16, Continuously Callable @ 100	182,067
150,000	4.25%(b), 12/15/08, Continuously Callable @ 100	149,808
100,000	4.50%(b), 1/15/10, Continuously Callable @ 100	99,791
70,000	4.50%(b), 11/30/10, Continuously Callable @ 100	69,938
50,000	4.50%(b), 4/2/13, Continuously Callable @ 100	49,885
45,000	4.50%(b), 4/22/13, Continuously Callable @ 100	44,472
60,000	4.50%(b), 4/24/13, Callable 10/24/07 @ 100*	60,012

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
U.S. Government Agency Securities, continued:
$46,000	4.50%(b), 10/15/14, Continuously Callable @ 100	$45,553
20,000	4.50%(b), 3/15/15, Callable 10/1/07 @ 100*	19,709
263,000	4.50%(b), 10/15/15, Continuously Callable @ 100	262,882
85,000	4.50%(b), 2/15/17, Continuously Callable @ 100*	83,448
25,000	4.50%(b), 4/15/19, Continuously Callable @ 100	24,454
500,000	4.55%, 1/20/11	497,470
275,000	4.63%(b), 12/15/10, Continuously Callable @ 100	274,657
100,000	4.63%(b), 10/18/19, Continuously Callable @ 100	98,854
90,000	5.00%(b), 12/15/08, Continuously Callable @ 100	89,969
25,000	5.00%(b), 8/15/09, Continuously Callable @ 100	25,000
500,000	5.00%(b), 2/10/12, Callable 11/10/07 @ 100*	499,429
160,000	5.00%(b), 1/15/14, Continuously Callable @ 100	159,638
110,000	5.00%(b), 6/15/14, Callable 10/1/07 @ 100*	109,956
50,000	5.00%(b), 2/15/16, Continuously Callable @ 100	49,863
157,000	5.00%(b), 4/15/16, Continuously Callable @ 100	155,744
236,000	5.00%(b), 4/15/18, Continuously Callable @ 100	234,738
606,000	5.00%(b), 8/1/18, Callable 11/1/07 @ 100*	600,843
195,000	5.00%(b), 12/17/18, Continuously Callable @ 100	193,859

Shares or Principal Amount	Security Description	Value
U.S. Government Agency Securities, continued:
$58,000	5.00%(b), 3/28/19, Continuously Callable @ 100	$57,376
257,000	5.13%, 10/15/13, Continuously Callable @ 100	256,810
100,000	5.25%(b), 10/15/18, Callable 10/15/07 @ 100*	99,699
138,000	5.38%(b), 8/1/18, Callable 11/1/07 @ 100*	137,765
36,000	5.50%(b), 8/15/13, Continuously Callable @ 100	36,001

Total U.S. Government Agency Securities (Cost $34,319,425)		34,579,869

U.S. Treasury Obligations (13.5%)
	U.S. Treasury Bonds
1,500,000	5.38%, 2/15/31	1,607,695
1,500,000	5.50%, 8/15/28	1,622,109
	U.S. Treasury Notes
5,000	3.13%, 4/15/09	4,916
1,000,000	3.63%, 7/15/09	990,000
1,000,000	4.13%, 5/15/15	978,828
1,000,000	4.25%, 8/15/15	985,078
1,900,000	4.50%, 2/28/11	1,918,852
2,800,000	4.50%, 11/15/15	2,802,845
1,050,000	4.50%, 2/15/16	1,050,411
1,500,000	4.63%, 2/15/17	1,508,555

Total U.S. Treasury Obligations (Cost $13,212,172)		13,469,289

Investments in Affiliate (2.1%)
2,082,738	American Performance Cash Management Fund	2,082,738

Total Investments in Affiliate (Cost $2,082,738)		2,082,738

Total Investments (Cost $98,665,976)(d)—99.4%		98,846,264
Other assets in excess of liabilities—0.6%		606,984

Net Assets—100.0%		$99,453,248

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. The total value of illiquid restricted securities represents 2.56% of net assets.
(b)	Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2007. The date presented reflects the final maturity date.
(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(d)	Represents cost for financial reporting purposes.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AMBAC—American Municipal Bond Assurance Corp.

FSA—Financial Security Assurance

GO—General Obligations Bond

LLC—Limited Liability Co.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments

August 31, 2007

Principal Amount	Security Description	Value
Asset Backed Securities (2.0%)
$85,246	ACLC Business Loan Receivables, Series 1998-2, Class A3, 6.69%, 4/15/20(a)	$84,974
383,638	ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21(a)	383,144
247,947	Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 5/15/20(a)	252,906
249,529	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12(a)	254,553
142,537	Bear Stearns Asset Backed Securities, Inc., Series 2002-1, Class 1A5, 6.39%(b), 12/25/34	141,793
138,527	Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10(a)	140,507
75,611	Peachtree Franchise Loan LLC, Series 1999-A, Class A1, 6.68%, 1/15/21(a)	70,319

Total Asset Backed Securities (Cost $1,254,405)		1,328,196

Mortgage Backed Securities (32.2%)
323,542	ABFS Mortgage Loan Trust, Series 2002-1 , Class A5, 6.51%, 12/15/32	322,599
169,070	ABN AMRO Mortgage Corp., Series 2003-7, Class A2, 5.00%, 7/25/18	165,872
143,103	Banc of America Alternative Loan Trust, Series 2005-9, Class 1CB3, 5.50%, 10/25/35	141,596
106,452	Banc of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	107,469
82,000	Banc of America Mortgage Securities, Series 2004-3, Class 1A3, 5.50%, 4/25/34	70,376
54,000	Banc of America Mortgage Securities, Series 2004-4, Class 2A2, 5.50%, 5/25/34	47,494
158,035	Bank of America Mortgage Securities, Series 2003-6, Class 1A36, 5.25%, 8/25/33	156,079
240,000	Bank of America Mortgage Securities, Series 2004-7, Class 2A2, 5.75%, 8/25/34	236,359
189,950	Bear Stearns Asset Backed Securities, Inc., Series 2003-AC7, Class A1, 5.00%, 1/25/34	187,403

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$71,739	Chase Mortgage Finance Corp., Series 2003-S2, Class A1, 5.00%, 3/25/18	$70,568
5,518	Chase Mortgage Finance Corp., Series 2005-S1, Class 1A9, 5.50%, 5/25/35	5,252
36,200	Chase Mortgage Finance Corp., Series 2005-S2, Class A25, 5.50%, 10/25/35	34,107
527,910	Chase Mortgage Finance Corp., Series 2003-S15, Class 1A3, 6.00%, 1/25/34	520,355
115,403	Chase Mortgage Finance Corp., Series 2002-S4, Class A23, 6.25%, 3/25/32	115,010
5,515	Chase Mortgage Finance Corp., Series 2002-S8, Class 2A1, 6.50%, 8/25/29	5,553
425,000	Chaseflex Trust, Series 2006-2, Class A5, 5.99%, 9/25/36	423,668
164,963	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35	164,818
106,181	Chaseflex Trust, Series 2007-1, Class 1A3, 6.50%, 2/25/37	107,099
290,784	Citicorp Mortgage Securities, Inc., Series 2004-9, Class 1A9, 5.25%, 12/25/34	285,112
12,000	Citicorp Mortgage Securities, Inc., Series 2003-11, Class 2A11, 5.50%, 12/25/33	10,602
100,000	Citicorp Mortgage Securities, Inc., Series 2006-3, Class 1A2, 6.25%, 6/25/36	97,660
551,267	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	558,395
100,000	Countrywide Alternative Loan Trust, Series 2005-J3, 2A12, 5.50%, 5/25/35	94,834
85,733	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.00%, 10/25/34	84,662
100,000	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 1A4, 6.00%, 4/25/36	93,245
67,313	Countrywide Home Loans, Series 2003-40, Class AS, 4.50%, 10/25/18	59,772
132,556	Countrywide Home Loans, Series 2003-34, Class A11, 5.25%, 9/25/33	118,918

Continued

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$108,000	Countrywide Home Loans, Series 2003-34, Class A15, 5.25%, 9/25/33	$90,894
15,000	Countrywide Home Loans, Series 2003-1, Class 1A2, 5.50%, 3/25/33	14,105
112,000	Countrywide Home Loans, Series 2003-14, Class A4, 5.50%, 6/25/33	100,122
47,412	Countrywide Home Loans, Series 2003-J6, Class 1A1, 5.50%, 8/25/33	46,041
10,000	Countrywide Home Loans, Series 2004-4, Class A24, 5.50%, 5/25/34	9,458
23,000	Countrywide Home Loans, Series 2004-8, Class 1A3, 5.50%, 7/25/34	20,664
250,000	Countrywide Home Loans, Series 2005-J1, Class 1A8, 5.50%, 2/25/35	234,399
117,927	Countrywide Home Loans, Series 2005-12, Class 2A9, 5.50%, 5/25/35	113,201
133,055	Countrywide Home Loans, Series 2004-18, Class A1, 6.00%, 10/25/34	131,243
134,492	Countrywide Home Loans, Series 2004-21, Class A10, 6.00%, 11/25/34	132,142
245,836	Countrywide Home Loans, Series 2006-1, Class A2, 6.00%, 3/25/36	243,608
694,673	Countrywide Home Loans, Series 2007-J3, Class A10, 6.00%, 7/25/37	675,014
400,000	Countrywide Home Loans, Series 2006-16, Class 3A4, 6.50%, 11/25/36	393,701
100,402	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-11, Class 1A3, 4.50%, 6/25/33	99,212
113,801	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 8A1, 5.00%, 9/25/18	111,870
100,798	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-21, Class 3A1, 5.50%, 8/25/33	100,217
77,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-8, Class 1A5, 5.50%, 12/25/34	71,685
9,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-5, Class 2A1, 6.00%, 2/25/17	8,991

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$393,868	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-9, Class 3A1, 6.00%, 10/25/35	$389,012
107,708	Credit Suisse Mortgage Capital Certificate, Series 2006-8, Class 1A1, 4.50%, 10/25/21	102,996
9,064	Fannie Mae, 4.50%, 5/1/19, Pool #761398	8,711
396,449	Fannie Mae, 4.84%(b), 2/1/33, Pool #683235	390,139
5,265	Fannie Mae, 5.00%, 3/1/18, Pool #688031	5,158
13,000	Fannie Mae, 5.00%, 8/1/33, Pool #730856	12,401
12,948	Fannie Mae, 5.00%, 7/1/35, Pool #832198	12,327
9,277	Fannie Mae, 5.50%, 2/1/33, Pool #683351	9,090
3,512	Fannie Mae, 5.50%, 9/1/34, Pool #725773	3,436
98,461	Fannie Mae, Series 1998-36, Class ZB, 6.00%, 7/18/28	98,909
500,000	Fannie Mae, Series 2006-7, Class TB, 6.00%, 2/25/31	508,328
941,495	Fannie Mae, 6.00%, 2/1/32, Pool #634200	940,221
69,000	Fannie Mae, Series 2002-21, Class LL, 6.25%, 4/25/32	68,790
43,217	Fannie Mae, 6.47%, 12/1/27, Pool #422279	43,628
107,000	Fannie Mae, Series 1994-51, Class LL, 6.75%, 3/25/24	111,101
110,232	Fannie Mae, Series 1993-82, Class H, 7.00%, 5/25/23	113,652
13,324	Fannie Mae, Series 1997-42, Class EN, 7.25%, 7/18/27	13,682
97,014	Fannie Mae, Series 1991-171, Class J, 8.00%, 12/25/21	103,689
65,408	Fannie Mae Whole Loan, Series 2002-W11, Class AF5, 4.98%, 11/25/32	64,896
298,715	Fannie Mae Whole Loan, Series 2004-W3, Class A8, 5.50%, 5/25/34	264,432
230,588	Fannie Mae Whole Loan, Series 2003-W6, Class 6A, 6.45%(b), 8/25/42	232,602
80,000	First Horizon Mortgage Pass-Through Trust, Series 2003-8, Class 1A10, 5.25%, 10/25/33	71,203
10,770	First Nationwide Trust, Series 2001-3, Class 1A1, 6.75%, 8/21/31	10,731

Continued

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$97,704	Freddie Mac, Series 2590, Class AQ, 4.25%, 3/15/18	$91,604
118,128	Freddie Mac, Series 2728, Class HN, 4.50%, 1/15/19	114,020
285,000	Freddie Mac, Series 2877, Class AL, 5.00%, 10/15/24	267,569
51,000	Freddie Mac, Series 2994, Class NC, 5.00%, 10/15/28	50,195
28,989	Freddie Mac, Series 2610, Class VB, 5.50%, 7/15/24	28,323
46,776	Freddie Mac, Series 2148, Class ZA, 6.00%, 4/15/29	47,162
65,000	Freddie Mac, Series 3133, Class TD, 6.00%, 9/15/34	65,111
7,402	Freddie Mac, 6.00%, 7/1/35, Pool #A36085	7,404
99,415	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	101,584
170,266	Freddie Mac, Series 2036, Class PD, 6.50%, 3/15/28	171,705
114,562	Freddie Mac, Series 2278, Class H, 6.50%, 1/15/31	117,816
23,583	Freddie Mac, 6.50%, 2/1/36, Pool #G08113	23,975
98,000	Freddie Mac, Series 3180, Class DD, 6.50%, 2/15/36	97,726
49,499	Freddie Mac, 6.66%, 4/1/24, Pool #409624	50,347
15,579	Freddie Mac, Series 194, Class E, 7.00%, 9/15/21	15,500
404,334	Freddie Mac, Series 1999, Class PU, 7.00%, 10/15/27	419,978
141,443	Freddie Mac, Series 1688, Class W, 7.25%, 3/15/14	148,160
10,537	Freddie Mac, Series 54, Class C, 7.75%, 3/18/25	10,557
43,315	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22	43,629
2,884	Freddie Mac, Series 1255, Class H, 8.50%, 4/15/22	3,005
29,678	GMAC Mortgage Corp. Loan Trust, Series 2003-GH2, Class A4, 5.00%, 10/25/33	28,147
54,000	GMAC Mortgage Corp. Loan Trust, Series 2003-J6, Class A3, 5.50%, 10/25/33	49,566
22,220	Government National Mortgage Assoc., 7.00%, 9/15/23, Pool #347688	23,186
69,888	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #490215	72,911

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$27,850	Government National Mortgage Assoc., 7.50%, 11/15/23, Pool #354701	$29,183
8,200	Government National Mortgage Assoc., 7.50%, 12/15/25, Pool #401510	8,604
6,252	Government National Mortgage Assoc., Series 1996-15, Class H, 7.50%, 8/16/26	6,442
32,336	Government National Mortgage Assoc., Series 1996-20, Class J, 7.50%, 9/20/26	33,629
15,588	Government National Mortgage Assoc., 8.00%, 5/15/26, Pool #428480	16,552
819	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	870
15,038	Government National Mortgage Assoc., 9.00%, 7/15/21, Pool #308511	16,218
2,198	Government National Mortgage Assoc., 10.50%, 11/15/15, Pool #268347	2,465
97,445	GSR Mortgage Loan Trust, Series 2002-3F, Class 1AA, 6.00%, 8/25/16	97,172
230,000	JP Morgan Alternative Loan Trust, Series 2006-S4, Class A6, 5.71%, 12/25/36	232,492
188,511	JP Morgan Mortgage Trust, Series 2006-A2, Class 3A2, 5.68%, 4/25/36	185,585
91,473	JP Morgan Mortgage Trust, Series 2006-A4, Class 3A1, 5.98%(b), 6/25/36	91,316
141,545	JP Morgan Mortgage Trust, Series 2004-S2, Class 4A5, 6.00%, 11/25/34	141,015
49,655	Master Alternative Loans Trust, Series 2004-13, Class 8A1, 5.50%, 1/25/25	47,855
221,586	Master Alternative Loans Trust, Series 2003-8, Class 3A1, 5.50%, 12/25/33	217,729
258,872	Master Alternative Loans Trust, Series 2005-3, Class 1A1, 5.50%, 4/25/35	252,080
126,116	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34	125,091
412,737	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	410,415
152,900	Master Alternative Loans Trust, Series 2005-3, Class 7A1, 6.00%, 4/25/35	152,183
39,157	Master Alternative Loans Trust, Series 2003-7, Class 5A1, 6.25%, 11/25/33	39,401

Continued

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$99,335	Master Alternative Loans Trust, Series 2004-3, Class 2A1, 6.25%, 4/25/34	$99,459
20,000	Master Asset Securitization Trust, Series 2003-8, Class 3A11, 5.25%, 9/25/33	19,169
171,723	Master Asset Securitization Trust, Series 2003-7, Class 1A1, 5.50%, 9/25/33	166,330
38,161	Master Asset Securitization Trust, Series 2003-7, Class 1A2, 5.50%, 9/25/33	36,974
225,000	Master Asset Securitization Trust, Series 2005-1, Class 2A4, 5.50%, 5/25/35	195,172
162,043	Master Asset Securitization Trust, Series 2004-3, Class 5A1, 6.25%, 1/25/32	161,613
248,663	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34	246,643
103,992	Nomura Asset Acceptance Corp., Series 2003-A1, Class A2, 6.00%, 5/25/33	103,969
759,591	RAAC, Series 2004-SP2, Class A22, 6.00%, 1/25/32	746,612
400,000	Residential Accredit Loans, Inc., Series 2006-QS10, Class A8, 6.00%, 8/25/36	392,732
100,000	Residential Asset Loans, Inc, Series 2006-QS5, Class A9, 6.00%, 5/25/36	96,963
156,861	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	158,800
750,000	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35	679,541
463,200	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36	462,894
78,666	Residential Funding Mortgage Securities, Inc., Series 2004-S8, Class A7, 5.50%, 9/25/34	77,971
63,176	Structured Adjustable Rate Mortgage Loan, Series 2006-5, Class 4A1, 5.97%(b), 6/25/36	62,802
500,000	Structured Asset Securities Corp., Series 2003-8, Class 1A2, 5.00%, 4/25/18	490,299

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$78,675	Structured Asset Securities Corp., Series 2005-6, Class 4A1, 5.00%, 5/25/35	$73,451
329,294	Structured Asset Securities Corp., Series 2004-3, Class 3A1, 5.50%, 3/25/19	325,383
250,000	Structured Asset Securities Corp., Series 2005-3, Class 1A8, 5.75%, 3/25/35	237,987
61,000	Structured Asset Securities Corp., Series 2002-15, Class A4, 6.00%, 8/25/32	60,900
124,476	Structured Asset Securities Corp., Series 2003-10, Class A, 6.00%, 4/25/33	123,154
203,347	Structured Asset Securities Corp., Series 2004-20, Class 5A1, 6.25%, 11/25/34	203,283
139,043	Structured Mortgage Asset Residential Trust, Series 2003-1, Class 2A1, 6.00%, 2/25/18	139,702
92,113	TBW Mortgage Backed Pass Through Certificates, Series 2006-2, Class 7A1, 7.00%, 7/25/36	94,261
178,487	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 5.32%(b), 8/20/35	174,833
76,563	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB1, Class 4A, 6.00%, 6/25/34	75,942
35,797	Washington Mutual MSC Mortgage, Series 2002-MS9, Class 2A2, 5.25%, 12/25/17	35,525
28,605	Washington Mutual MSC Mortgage, Series 2004-RA1, Class 2A, 7.00%, 3/25/34	28,989
65,173	Wells Fargo Mortgage Backed Securities, Series 2004-0, Class A1, 4.89%(b), 8/25/34	63,664
468,746	Wells Fargo Mortgage Backed Securities, Series 2004-5, Class 1A1, 5.00%, 6/25/19	459,115
187,651	Wells Fargo Mortgage Backed Securities, Series 2004-7, Class 2A2, 5.00%, 7/25/19	182,549
158,784	Wells Fargo Mortgage Backed Securities Trust, Series 2003-2, Class A6, 5.25%, 2/25/18	157,409

Total Mortgage Backed Securities (Cost $21,300,681)		21,250,145

Continued

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Corporate Bonds (13.4%)
Banking (0.6%)
$381,000	JP Morgan Chase & Co., 7.00%, 11/15/09	$396,616

Financial Services (7.0%)
100,000	American International Group, Inc., 4.25%, 5/15/13(c)	94,023
545,000	General Electric Capital Corp., 5.45%, 1/15/13	549,137
500,000	General Electric Capital Corp., 7.50%, 6/15/09	521,356
150,000	Household Finance Corp., 6.50%, 11/15/08	151,896
500,000	I-Preferred Term Securities, 7.45%(b), 12/11/32, Callable 12/11/07 @ 100*(c)	501,125
1,000,000	Preferred Term Securities IX, 7.16%(b), 4/3/33, Callable 4/3/08 @ 100*(c)	1,008,000
500,000	Preferred Term Securities XI, 6.96%(b), 9/24/33, Callable 9/24/08 @ 100*(c)	504,000
485,427	Preferred Term Securities XXIII, 6.15%(b), 12/22/36(a)	382,905
1,000,000	Taberna Preferred Funding Ltd., Series 2006-5A, Class A3, 6.81%(b), 8/5/36(c)	950,000

		4,662,442

Security Brokers & Dealers (4.1%)
665,000	Bear Stearns Co., Inc., 5.55%, 1/22/17	612,252
200,000	Bear Stearns Co., Inc., 7.00%, 9/24/21	192,054
500,000	Goldman Sachs Group, Inc., 6.13%, 2/15/33	471,202
700,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17	689,177
700,000	Merrill Lynch & Co., Inc., 6.50%, 7/15/18	732,690

		2,697,375

Telecommunications (1.7%)
1,000,000	Alltel Corp., 7.00%, 3/15/16	844,055
135,000	Qwest Corp., 6.88%, 9/15/33, Callable 10/15/07 @ 101.56	135,663
126,000	Qwest Corp., 6.88%, 9/15/33, Callable 10/15/07 @ 101.56	126,618

		1,106,336

Total Corporate Bonds (Cost $9,156,115)		8,862,769

Principal Amount	Security Description	Value
Taxable Municipal Bonds (6.4%)
California (0.6%)
$400,000	Monrovia Redevelopment Agency Tax Allocation, 6.90%, 5/1/17, Callable 5/1/08 @ 102*, Insured by: AMBAC	$412,392

Colorado (1.8%)
1,195,000	Boulder County Colorado Development Revenue, Series B, 7.63%, 9/1/21, Callable 9/1/07 @ 100*, Insured by: AMBAC	1,195,000

Georgia (1.6%)
1,000,000	Atlanta & Fulton County Georgia Recreational Authority Revenue, Downtown Arena Project, 7.00%, 12/1/28, Callable 12/1/07 @ 102*, Insured by: FSA	1,022,720

Missouri (2.2%)
500,000	Missouri State Housing Development Community Single Family Mortgage Revenue, 5.78%, 3/1/38, Continuously Callable @ 100, Insured by: GNMA/FNMA/FHLMC	486,535
905,000	St. Louis Missouri Municipal Finance Corp., Firemens’ Retirement System Revenue, 6.55%, 8/1/09, Insured by: MBIA	929,317

		1,415,852

Wisconsin (0.2%)
135,000	Wisconsin State, GO, Series D, 6.90%, 11/1/11, Callable 11/1/08 @ 100*	133,454

Total Taxable Municipal Bonds (Cost $4,124,856)		4,179,418

U.S. Government Agency Securities (28.7%)
	Fannie Mae
500,000	4.00%, 11/10/11, Callable 11/10/07 @ 100*	499,344
238,000	4.00%(b), 3/8/17, Continuously Callable @ 100	236,159
260,000	4.13%, 9/14/12, Callable 9/14/07 @ 100*	259,956
1,250,000	4.16%, 6/11/13, Callable 12/11/07 @ 100	1,200,026
40,000	4.50%(b), 9/30/19, Continuously Callable @ 100	39,484

Continued

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
U.S. Government Agency Securities, continued:
$500,000	5.00%(b), 7/28/10, Callable 1/28/08 @ 100*	$503,595
750,000	5.00%(b), 9/24/13, Callable 9/24/07 @ 100*	748,211
500,000	5.00%(b), 4/11/14, Callable 10/11/07 @ 100*	499,625
500,000	5.00%(b), 11/28/14, Callable 11/28/07 @ 100*	498,005
100,000	5.00%(b), 12/22/14, Continuously Callable @ 100	99,701
42,000	5.00%(b), 9/17/19, Continuously Callable @ 100	41,494
425,000	5.00%(b), 11/19/19, Continuously Callable @ 100	419,330
101,000	5.13%(b), 8/25/14, Continuously Callable @ 100	100,624
35,000	5.13%(b), 2/29/16, Continuously Callable @ 100	34,794
96,000	5.13%(b), 4/12/16, Callable 3/8/08 @ 100*	95,313
275,000	5.25%(b), 8/1/18, Callable 11/1/07 @ 100*	273,596
140,000	5.50%(b), 5/13/13, Continuously Callable @ 100	140,016
	Federal Home Loan Bank
135,000	3.50%(b), 7/16/10, Callable 10/16/07 @ 100*	133,386
100,000	4.00%(b), 7/30/13, Callable 10/30/07 @ 100*	98,224
420,000	4.00%(b), 3/24/14, Callable 9/24/07 @ 100*	417,932
250,000	4.00%(b), 3/30/16, Callable 9/30/07 @ 100*	246,142
100,000	4.00%(b), 7/9/18, Callable 10/9/07 @ 100*	96,114
250,000	4.25%(b), 7/16/18, Callable 10/16/07 @ 100*	242,383
100,000	4.25%(b), 7/17/18, Callable 10/17/07 @ 100*	96,431
100,000	4.50%(b), 11/21/11, Callable 11/21/07 @ 100*	99,588
500,000	4.50%(b), 6/5/18, Callable 12/5/07 @ 100*	487,206
100,000	4.50%(b), 6/26/18, Callable 9/26/07 @ 100*	97,283
200,000	4.50%(b), 7/30/18, Callable 10/30/07 @ 100*	194,347
194,444	4.75%(b), 4/30/14, Callable 10/30/07 @ 100*	193,474

Principal Amount	Security Description	Value
U.S. Government Agency Securities, continued:
$25,000	4.87%, 9/7/12, Continuously Callable @ 100	$24,729
140,000	5.00%(b), 6/26/08, Callable 9/26/07 @ 100*	139,837
250,000	5.00%(b), 6/30/10, Callable 9/30/07 @ 100*	249,936
350,000	5.00%, 4/30/12, Callable 10/30/07 @ 100*	347,705
100,000	5.00%(b), 1/27/15, Callable 10/27/07 @ 100*	99,694
300,000	5.00%(b), 10/20/15, Callable 10/20/07 @ 100*	299,610
650,000	5.00%(b), 7/16/18, Callable 10/16/07 @ 100*	638,930
200,000	5.00%(b), 3/25/19, Callable 9/25/07 @ 100*	196,127
500,000	5.20%, 9/20/13, Continuously Callable @ 100	495,679
1,400,000	5.25%, 8/22/12, Continuously Callable @ 100	1,395,304
200,000	5.28%, 10/17/14, Callable 10/17/07 @ 100*	198,087
	Freddie Mac
25,000	4.00%(b), 9/15/13, Continuously Callable @ 100	24,622
565,000	4.00%, 10/28/13, Continuously Callable @ 100	563,802
107,000	4.00%(b), 9/30/14, Continuously Callable @ 100	104,483
130,000	4.00%(b), 3/15/15, Continuously Callable @ 100	128,595
82,000	4.00%(b), 3/15/18, Continuously Callable @ 100	81,295
400,000	4.00%(b), 6/25/18, Continuously Callable @ 100	389,378
100,000	4.50%(b), 11/30/10, Continuously Callable @ 100	99,912
20,000	4.50%(b), 12/15/14, Continuously Callable @ 100	19,685
25,000	4.50%(b), 10/15/16, Continuously Callable @ 100*	24,560
131,000	4.50%(b), 3/29/19, Continuously Callable @ 100	128,213
500,000	4.55%, 1/20/11	497,470
1,500,000	4.63%, 5/28/13, Callable 11/28/07 @ 100*	1,464,906
125,000	4.63%(b), 10/18/19, Continuously Callable @ 100	123,568

Continued

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
U.S. Government Agency Securities, continued:
$338,000	5.00%(b), 7/15/13, Continuously Callable @ 100	$336,906
268,000	5.00%(b), 4/28/15, Continuously Callable @ 100	266,821
165,000	5.00%, 3/26/18, Continuously Callable @ 100	158,940
32,000	5.00%(b), 2/25/19, Continuously Callable @ 100	31,666
158,000	5.00%(b), 3/28/19, Continuously Callable @ 100	156,300
105,000	5.13%, 10/15/13, Continuously Callable @ 100	104,922
373,000	5.13%(b), 7/18/18, Continuously Callable @ 100	367,275
141,000	5.13%(b), 8/1/18, Callable 11/01/07 @ 100*	140,161
331,000	5.25%(b), 7/25/18, Continuously Callable @ 100	327,091
147,000	5.25%(b), 7/15/19, Callable 9/19/07 @ 100*	144,558
1,000,000	5.30%, 7/29/13, Continuously Callable @ 100	994,875
100,000	5.38%(b), 2/22/19, Continuously Callable @ 100	99,506

Total U.S. Government Agency Securities (Cost $18,849,984)		18,956,931

Shares or Principal Amount	Security Description	Value
U.S. Treasury Obligations (13.8%)
	U.S. Treasury Bonds
$2,000,000	5.38%, 2/15/31	$2,143,594
1,750,000	5.50%, 8/15/28	1,892,461
	U.S. Treasury Notes
1,050,000	4.13%, 5/15/15	1,027,769
1,050,000	4.25%, 8/15/15	1,034,332
3,000,000	4.63%, 2/15/17	3,017,109

Total U.S. Treasury Obligations (Cost $8,914,783)		9,115,265

Investments in Affiliate (2.6%)
1,723,691	American Performance Cash Management Fund	1,723,691

Total Investments in Affiliate (Cost $1,723,691)		1,723,691

Total Investments (Cost $65,324,515)(d)—99.1%		65,416,415
Other assets in excess of liabilities—0.9%		617,607

Net Assets—100.0%		$66,034,022

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. The total value of illiquid restricted securities represents 2.38% of net assets.
(b)	Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2007. The date presented reflects the final maturity date.
(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(d)	Represents cost for financial reporting purposes.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AMBAC—American Municipal Bond Assurance Corp.

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

FSA—Financial Security Assurance

GNMA—Government National Mortgage Association

GO—General Obligations Bond

LLC—Limited Liability Co.

MBIA—Municipal Bond Insurance Association

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments

August 31, 2007

Shares	Security Description	Value
Common Stocks (45.9%)
Advertising (0.0%)
1,060	NETGEAR, Inc.(a)	$29,744

Aerospace/Defense (0.9%)
700	DRS Technologies, Inc.	36,736
310	HEICO Corp.	14,158
2,860	Lockheed Martin Corp.	283,540
1,305	Moog, Inc.(a)	55,554
1,030	Rockwell Collins, Inc.	70,936
980	Spirit AeroSystems Holdings, Inc., Class A(a)	35,035
1,680	The Boeing Co.	162,456
1,070	United Industrial Corp.	73,969

		732,384

Airlines (0.1%)
1,050	AerCap Holdings NV(a)	26,712
820	Continental Airlines, Inc., Class B(a)	27,273
640	Copa Holdings SA, Class A	31,021
1,620	Delta Air Lines, Inc.(a)	27,345
10	UAL Corp.(a)	475

		112,826

Apparel / Footwear (0.1%)
1,530	Brown Shoe Co., Inc.	34,945
2,380	Dress Barn, Inc.(a)	41,650
340	K-Swiss, Inc., Class A	8,201

		84,796

Apparel Manufacturers (0.7%)
4,040	Coach, Inc.(a)	179,901
500	Columbia Sportswear Co.	29,960
1,960	Hanesbrands, Inc.(a)	58,721
710	Liz Claiborne, Inc.	24,261
1,390	Maidenform Brands, Inc.(a)	23,686
4,330	NIKE, Inc., Class B	243,952
350	Polo Ralph Lauren Corp.	26,439

		586,920

Auto Manufacturers (0.0%)
1,040	Tata Motors Ltd.	17,628

Automotive Parts (0.4%)
670	A.O. Smith Corp.	32,294
2,390	Accuride Corp.(a)	30,998
1,285	Advance Auto Parts, Inc.	45,695
540	Aftermarket Technology Corp.(a)	16,151
640	AutoZone, Inc.(a)	77,626
280	Commercial Vehicle Group, Inc.(a)	3,982
70	Copart, Inc.(a)	2,054
970	DaimlerChrysler AG ADR	86,427
530	Toyota Motor Corp. ADR	61,310

		356,537

Shares	Security Description	Value
Common Stocks, continued
Banking (2.9%)
2,780	Accredited Home Lenders Holding Co.(a)	$25,159
1,455	Associated Banc-Corp.	41,046
1,110	Banco Bilbao Vizcaya Argentaria SA ADR	25,774
1,360	BancorpSouth, Inc.	33,986
3,530	Bank of America Corp.	178,900
560	BankUnited Financial Corp.	9,576
1,020	Capital One Financial Corp.	65,953
400	Capitol Bancorp Ltd.	10,076
7,560	Citigroup, Inc.	354,413
660	City Holding Co.	24,407
520	Comerica, Inc.	29,006
540	Community Bancorp(a)	13,295
900	Community Bank System, Inc.	18,099
900	Corus Bankinghares, Inc.	12,024
1,860	Deutsche Bank AG ADR	230,640
260	First Niagara Financial Group, Inc.	3,674
610	FirstFed Financial Corp.(a)	30,652
2,750	Flagstar Bancorp, Inc.	33,825
2,580	Franklin Bank Corp.(a)	23,710
260	Greene Bancshares, Inc.	9,222
300	Hancock Holding Co.	12,000
570	Huntington Bancshares, Inc.	9,810
230	IBERIABANK Corp.	11,539
1,450	Intervest Bancshares Corp.	37,178
5,250	JPMorgan Chase & Co.	233,730
210	KeyCorp	6,993
1,170	National City Corp.	31,485
2,090	PFF Bancorp, Inc.	36,617
890	Popular, Inc.	10,983
740	Provident Bankinghares Corp.	22,866
1,760	Sovereign Bancorp, Inc.	31,821
1,640	Susquehanna Bancshares, Inc.	32,242
5,555	Synovus Financial Corp.	153,429
1,670	TCF Financial Corp.	42,201
1,270	Trustmark Corp.	35,865
1,190	U.S. Bancorp	38,496
610	UnionBanCal Corp.	35,856
1,665	Vineyard National Bancorp	30,586
7,165	Wachovia Corp.	350,942
1,265	Whitney Holding Corp.	35,040
7,590	Wilshire Bancorp, Inc.	85,539

		2,458,655

Beverages (0.3%)
860	Anheuser-Busch Cos., Inc.	42,484
540	Constellation Brands, Inc.(a)	13,057
220	Molson Coors Brewing Co., Class B	19,681

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Shares	Security Description	Value
Common Stocks, continued
Beverages, continued
2,510	PepsiCo, Inc.	$170,755
850	The Pepsi Bottling Group, Inc.	29,402

		275,379

Broadcasting/Cable (0.9%)
450	Belden, Inc.	21,874
4,700	Cablevision Systems Corp., Class A(a)	157,685
10,175	Comcast Corp., Class A Special(a)	265,466
2,160	EchoStar Communications Corp., Class A(a)	91,411
4,390	The DIRECTV Group, Inc.(a)	102,419
2,440	Time Warner Cable, Inc., Class A(a)	89,548

		728,403

Building Materials (0.4%)
2,410	Brookfield Homes Corp.	47,766
2,410	Builders FirstSource, Inc.(a)	31,571
640	Building Materials Holding Corp.	9,472
5,930	Champion Enterprises, Inc.(a)	68,492
540	Eagle Materials, Inc.	20,498
2,570	Masco Corp.	66,872
1,590	Nucor Corp.	84,111

		328,782

Business Equipment & Services (1.0%)
2,450	Accenture Ltd., Class A	100,964
2,855	Cognos, Inc.(a)	114,286
1,420	CSG Systems International, Inc.(a)	32,830
2,620	Deluxe Corp.	99,612
630	Fair Isaac Corp.	23,304
5,225	Fiserv, Inc.(a)	243,067
1,395	Foundry Networks, Inc.(a)	25,794
1,240	infoUSA, Inc.	12,574
340	Juniper Networks, Inc.(a)	11,193
1,450	PeopleSupport, Inc.(a)	18,241
1,940	Sykes Enterprises, Inc.(a)	31,991
490	The Dun & Bradstreet Corp.	47,799
3,410	Xerox Corp.(a)	58,413

		820,068

Casino Services (0.2%)
1,370	Las Vegas Sands Corp.(a)	136,589

Chemicals (1.2%)
820	Airgas, Inc.	37,900
1,870	BASF AG ADR	247,008
120	Eastman Chemical Co.	8,011
1,580	Hercules, Inc.	32,896
640	Innospec, Inc.	15,898
950	Lyondell Chemical Co.	44,042
1,690	NOVA Chemicals Corp.	61,212
160	OM Group, Inc.(a)	7,904

Shares	Security Description	Value
Common Stocks, continued
Chemicals, continued
1,470	PolyOne Corp.(a)	$11,804
2,300	Praxair, Inc.	174,018
1,180	Rockwood Holdings, Inc.(a)	37,819
3,885	Sigma-Aldrich Corp.	174,048
300	Sinopec Shanghai Petrochemical Co. Ltd. Sponsored ADR	20,598
1,650	The Lubrizol Corp.	104,907

		978,065

Coal (0.0%)
920	Massey Energy Corp.	19,090

Commercial Services (0.4%)
3,615	Jacobs Engineering Group, Inc.(a)	238,915
800	Moodys Corp.	36,680
690	Viad Corp.	24,668

		300,263

Computer Software & Services (1.4%)
7,140	BMC Software, Inc.(a)	218,627
440	EMC Corp.(a)	8,650
2,210	GigaMedia Ltd.(a)	29,084
70	Mantech International Corp.(a)	2,503
9,030	Microsoft Corp.	259,432
470	MicroStrategy, Inc.(a)	32,543
5,610	Move, Inc.(a)	16,830
3,410	Oracle Corp.(a)	69,155
860	SPSS, Inc.(a)	35,045
1,720	SYNNEX Corp.(a)	34,262
5,250	TIBCO Software, Inc.(a)	41,528
3,310	Tyler Technologies, Inc.(a)	49,087
16,200	Yahoo!, Inc.(a)	368,226

		1,164,972

Computers & Peripherals (2.0%)
490	Anixter International, Inc.(a)	37,617
780	Apple Computer, Inc.(a)	108,014
12,550	Brocade Communications Systems, Inc.(a)	87,850
15,300	Cisco Systems, Inc.(a)	488,376
4,520	Dell, Inc.(a)	127,690
6,250	Hewlett-Packard Co.	308,438
790	Imation Corp.	22,981
2,570	International Business Machines Corp.	299,893
80	NCR Corp.(a)	3,982
2,205	Network Appliance, Inc.(a)	61,431
6,440	Seagate Technology	166,281
270	Synaptics, Inc.(a)	11,691
820	Systemax, Inc.	15,252

		1,739,496

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Shares	Security Description	Value
Common Stocks, continued
Consumer Products (0.9%)
610	Alberto-Culver Co.	$14,134
550	Church & Dwight Co., Inc.	24,712
1,650	Colgate-Palmolive Co.	109,428
1,610	Elizabeth Arden, Inc.(a)	39,606
1,420	JAKKS Pacific, Inc.(a)	31,907
1,030	Marvel Entertainment, Inc.(a)	23,278
4,590	Mattel, Inc.	99,282
2,290	Nautilus, Inc.	21,801
710	Steiner Leisure Ltd.(a)	30,715
2,730	The Black & Decker Corp.	236,827
950	The Goodyear Tire & Rubber Co.(a)	26,277
1,130	The Procter & Gamble Co.	73,800

		731,767

Consumer Services (0.3%)
1,010	Ambassadors Group, Inc.	39,158
1,665	Avon Products, Inc.	57,193
2,080	Expedia, Inc.(a)	62,088
700	MoneyGram International, Inc.	14,889
700	Nalco Holding Co.	17,500
1,870	Netflix, Inc.(a)	32,763
730	Sotheby’s	31,594
730	Weight Watchers International, Inc.	37,916

		293,101

Diversified Manufacturing Operations (1.1%)
470	Ceradyne, Inc.(a)	33,972
2,690	Danaher Corp.	208,905
650	Donaldson Co., Inc.	24,817
1,000	Eaton Corp.	94,220
1,050	GenTek, Inc.(a)	32,287
2,510	Gerber Scientific, Inc.(a)	25,677
1,860	Insteel Industries, Inc.	35,154
1,025	ITT Corp.	69,690
2,510	Koppers Holdings, Inc.	92,192
1,080	Lennox International, Inc.	38,848
2,210	Siemens AG ADR	276,913
150	Tredegar Corp.	2,622
1,060	Walter Industries, Inc.	26,797

		962,094

Drugs Wholesale (0.1%)
1,430	AmerisourceBergen Corp.	68,425
1,820	Mannatech, Inc.	14,997

		83,422

Education (0.2%)
2,020	Apollo Group, Inc., Class A(a)	118,513
300	Strayer Education, Inc.	47,874

		166,387

Shares	Security Description	Value
Common Stocks, continued
Electric Integrated (0.3%)
3,110	CMS Energy Corp.	$50,755
4,790	Infineon Technologies AG ADR(a)	74,724
3,700	Pepco Holdings, Inc.	103,156

		228,635

Electrical Components & Equipment (0.3%)
3,540	Emerson Electric Co.	174,274
80	Littelfuse, Inc.(a)	2,672
890	Molex, Inc.	23,274
4,820	Syntax-Brillian Corp.(a)	31,330

		231,550

Electronic Components/Instruments (1.2%)
3,645	Amphenol Corp., Class A	131,621
1,600	CTS Corp.	20,784
830	Garmin Ltd.	84,519
1,150	L-3 Communications Holdings, Inc.	113,286
5,950	LG.Philips LCD Co. Ltd. ADR(a)	127,092
1,840	LoJack Corp.(a)	35,034
4,495	Microchip Technology, Inc.	173,147
830	Rambus, Inc.(a)	12,516
4,470	Silicon Image, Inc.(a)	25,837
7,680	Spansion Inc., Class A(a)	69,888
3,620	Thermo Fisher Scientific, Inc.(a)	196,313

		990,037

Engineering & Construction (0.0%)
390	McDermott International, Inc.(a)	37,436

Entertainment (0.5%)
420	Ameristar Casinos, Inc.	12,142
2,740	Dover Downs Gaming & Entertainment, Inc.	28,305
1,700	Lions Gate Entertainment Corp.(a)	16,150
1,460	Multimedia Games, Inc.(a)	14,162
8,510	The Walt Disney Co.	285,936
690	Time Warner, Inc.	13,096
1,520	World Wrestling Entertainment, Inc., Class A	23,028

		392,819

Financial Services (3.5%)
2,510	ACA Capital Holdings, Inc.(a)	16,817
1,335	Advanta Corp., Class B	34,950
460	Affiliated Managers Group, Inc.(a)	52,095
680	Ambac Financial Group, Inc.	42,718
700	ASTA Funding, Inc.	25,774
4,310	CIT Group, Inc.	161,927
1,940	Credit Suisse Group ADR	127,342
6,030	E*Trade Financial Corp.(a)	93,947
4,650	Eaton Vance Corp.	178,513

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Shares	Security Description	Value
Common Stocks, continued
Financial Services, continued
2,370	Equifax, Inc.	$91,292
1,010	Evercore Partners, Inc.	21,160
3,450	Fannie Mae	226,354
2,350	ING Groep NV ADR	94,446
440	iStar Financial, Inc.	16,104
2,020	Legg Mason, Inc.	175,376
600	Lehman Brothers Holdings, Inc.	32,898
2,850	Merrill Lynch & Co.	210,045
3,680	Morgan Stanley	229,522
1,165	National Financial Partners Corp.	56,852
3,215	Nuveen Investments, Inc., Class A	199,909
1,340	optionsXpress Holdings, Inc.	31,517
1,960	Penson Worldwide, Inc.(a)	30,772
1,585	Raymond James Financial, Inc.	51,972
845	SEI Investments Co.	21,438
3,155	T. Rowe Price Group, Inc.	161,915
870	The Goldman Sachs Group, Inc.	153,129
1,190	TNS, Inc.	17,767
3,070	TradeStation Group, Inc.(a)	33,985
5,310	UBS AG ADR	277,394
2,540	Washington Mutual, Inc.	93,269
2,500	Western Union Co.	47,075

		3,008,274

Food Products & Services (1.5%)
3,640	Archer-Daniels-Midland Co.	122,668
5,810	Campbell Soup Co.	219,327
2,180	ConAgra Foods, Inc.	56,048
900	Corn Products International, Inc.	40,680
2,500	Dean Foods Co.	67,150
1,250	Flowers Foods, Inc.	25,800
790	General Mills, Inc.	44,145
1,980	Imperial Sugar Co.	56,925
120	Ingles Markets, Inc., Class A	3,613
475	Kraft Foods, Inc., Class A	15,229
820	Performance Food Group Co.(a)	23,321
320	Safeway, Inc.	10,154
5,660	Sysco Corp.	188,931
2,010	The Kroger Co.	53,426
10,430	Unilever NV NY Shares	318,636
1,050	Winn-Dixie Stores, Inc.(a)	21,976

		1,268,029

Forest Products & Paper (0.0%)
130	Weyerhaeuser Co.	8,862

Health Care (1.5%)
970	Cigna Corp.	50,130
2,575	Coventry Health Care, Inc.(a)	147,728
660	Healthspring, Inc.(a)	12,335

Shares	Security Description	Value
Common Stocks, continued
Health Care, continued
20,990	Hlth Corp.(a)	$310,232
720	Humana, Inc.(a)	46,145
850	Lincare Holdings, Inc.(a)	30,591
790	Magellan Health Services, Inc.(a)	32,074
1,900	McKesson Corp.	108,699
900	Molina Healthcare, Inc.(a)	30,645
5,680	UnitedHealth Group, Inc.	284,057
2,050	Wellpoint, Inc.(a)	165,209
980	Zoll Medical Corp.(a)	22,648

		1,240,493

Home Builders (0.1%)
860	Beazer Homes USA, Inc.	9,090
120	NVR, Inc.(a)	67,140
790	Pulte Homes, Inc.	13,146
500	The Ryland Group, Inc.	14,320

		103,696

Home Furnishings (0.5%)
3,710	American Standard Cos., Inc.	136,639
900	Lifetime Brands, Inc.	18,351
11,340	Newell Rubbermaid, Inc.	292,459

		447,449

Hotels (0.2%)
2,020	Starwood Hotels & Resorts Worldwide, Inc.	123,462
2,100	Wyndham Worldwide Corp.	66,990

		190,452

Human Resources (0.1%)
1,640	Labor Ready, Inc.(a)	34,243
1,020	Manpower, Inc.	71,665

		105,908

Insurance (1.5%)
2,380	AFLAC, Inc.	126,878
1,420	American Financial Group, Inc.	40,044
1,340	Aspen Insurance Holdings Ltd.	33,621
830	Delphi Financial Group, Inc.	33,449
1,090	Endurance Specialty Holdings Ltd.	43,458
910	FPIC Insurance Group, Inc.(a)	36,518
5,070	Genworth Financial, Inc., Class A	146,929
1,010	IPC Holdings Ltd.	25,674
1,940	Lincoln National Corp.	118,107
2,040	Montpelier Re Holdings Ltd.	33,578
730	Odyssey Re Holdings Corp.	26,441
1,110	Platinum Underwriter Holdings Ltd.	38,495
2,180	Prudential Financial, Inc.	195,720
4,240	Radian Group, Inc.	74,794

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Shares	Security Description	Value
Common Stocks, continued
Insurance, continued
1,010	RenaissanceRe Holdings Ltd.	$57,853
430	The Hartford Financial Services Group, Inc.	38,231
3,390	The Travelers Cos., Inc.	171,330
200	Triad Guaranty, Inc.(a)	3,346
30	W. R. Berkley Corp.	897
980	Willis Group Holdings Ltd.	38,122
430	XL Capital, Ltd., Class A	32,766

		1,316,251

Internet (0.2%)
20	Google, Inc., Class A(a)	10,305
730	NDS Group plc, Sponsored ADR(a)	35,953
11,400	Qwest Communications International, Inc.(a)	102,030

		148,288

Investment Companies (0.3%)
770	American Capital Strategies Ltd.	31,793
920	Apollo Investment Corp.	20,093
2,580	Fortress Investment Group LLC, Class A	45,228
8,800	KKR Financial Holdings LLC	136,312

		233,426

Machinery & Equipment (0.5%)
750	Joy Global, Inc.	32,542
230	NACCO Industries, Inc., Class A	27,248
720	Regal Beloit Corp.	36,367
975	Roper Industries, Inc.	61,708
190	Toro Co.	11,239
3,190	United Technologies Corp.	238,070
450	Watsco, Inc.	21,654

		428,828

Media (0.1%)
2,250	Journal Communications, Inc., Class A	23,332
4,060	Sinclair Broadcast Group, Inc., Class A	50,588

		73,920

Medical—Biotechnology (0.4%)
140	Biogen Idec, Inc.(a)	8,935
4,230	Cambrex Corp.	52,748
4,160	Enzon Pharmaceuticals, Inc.(a)	33,738
1,260	Genentech, Inc.(a)	94,260
4,205	Pharmaceutical Product Development, Inc.	147,301
1,530	QIAGEN NV(a)	26,041

		363,023

Shares	Security Description	Value
Common Stocks, continued
Medical Equipment & Supplies (2.2%)
1,000	Advanced Medical Optics, Inc.(a)	$28,740
740	Arrow International, Inc.	33,396
1,480	Bard (C.R.), Inc.	123,417
480	Baxter International, Inc.	26,285
450	Haemonetics Corp.(a)	22,338
3,320	Henry Schein, Inc.(a)	193,191
420	Hologic, Inc.(a)	22,323
1,760	Invacare Corp.	40,779
1,225	Invitrogen Corp.(a)	95,428
6,860	Johnson & Johnson	423,879
3,870	Kinetic Concepts, Inc.(a)	232,626
860	LCA-Vision, Inc.	29,541
955	Mentor Corp.	42,583
1,020	Palomar Medical Technologies, Inc.(a)	32,130
810	PolyMedica Corp.	41,934
840	Quality Systems, Inc.	30,954
2,190	Quidel Corp.(a)	37,186
555	Respironics, Inc.(a)	26,324
3,170	Stryker Corp.	211,756
1,245	TomoTherapy, Inc.(a)	29,718
1,680	Zimmer Holdings, Inc.(a)	131,594

		1,856,122

Medical Labs & Testing Services (0.2%)
1,570	Covance, Inc.(a)	115,112
860	Quest Diagnostics, Inc.	47,085

		162,197

Metals—Processing & Fabrication (0.6%)
770	Brush Engineered Materials, Inc.(a)	37,191
460	Century Aluminum Co.(a)	22,623
1,380	General Cable Corp.(a)	80,288
570	Haynes International, Inc.(a)	47,612
820	Metal Management, Inc.	38,466
210	RTI International Metals, Inc.(a)	14,641
2,330	Steel Dynamics, Inc.	101,076
1,420	United States Steel Corp.	134,162

		476,059

Mining (0.1%)
1,300	Barrick Gold Corp.	42,276
3,860	Hecla Mining Co.(a)	28,950

		71,226

Office Furnishing (0.0%)
550	Knoll, Inc.	10,456
1,000	Miller Herman, Inc.	29,020

		39,476

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Shares	Security Description	Value
Common Stocks, continued
Oil & Gas Exploration, Production and Services (2.3%)
2,120	Apache Corp.	$164,046
2,080	Baker Hughes, Inc.	174,429
3,820	BJ Services Co.	94,774
5,580	Brigham Exploration Co.(a)	28,179
2,270	Callon Petroleum Co.(a)	27,535
2,190	Chesapeake Energy Corp.	70,649
5,340	Complete Production Services, Inc.(a)	118,548
4,040	EnCana Corp.	236,340
1,460	Eni S.p.A, Sponsored ADR	100,711
1,900	FMC Technologies, Inc.(a)	179,930
360	Global Industries Ltd.(a)	8,705
1,030	Gulf Island Fabrication, Inc.	36,647
2,180	Halliburton Co.	75,406
625	Helmerich & Payne, Inc.	19,681
1,430	Hess Corp.	87,759
170	Horizon Offshore, Inc.(a)	2,814
620	Lufkin Industries, Inc.	35,259
250	Nabors Industries Ltd.(a)	7,397
390	Oil States International, Inc.(a)	16,458
250	Parker Drilling Co.(a)	1,948
825	Patterson-UTI Energy, Inc.	17,713
2,500	Plains Exploration & Production Co.(a)	93,825
1,530	Smith International, Inc.	102,525
1,170	Southwest Gas Corp.	33,942
475	Southwestern Energy Co.(a)	17,665
1,480	Valero Energy Corp.	101,395
490	Western Refining, Inc.	25,402
2,360	Whiting Petroleum Corp.(a)	87,698

		1,967,380

Oil—Integrated Companies (1.2%)
370	BP Prudhoe Bay Royalty Trust	26,492
2,730	Chevron Corp.	239,585
3,480	ConocoPhillips	284,977
2,820	Exxon Mobil Corp.	241,758
1,640	Marathon Oil Corp.	88,380
1,170	Occidental Petroleum Corp.	66,327
490	Sunoco, Inc.	35,839

		983,358

Packaging & Containers (0.0%)
450	Sonoco Products Co.	16,209

Paper Products (0.2%)
1,470	International Paper Co.	51,611
530	Neenah Paper, Inc.	18,386
1,700	Potlatch Corp.	76,568

		146,565

Shares	Security Description	Value
Common Stocks, continued
Pharmaceuticals (1.4%)
310	Alcon, Inc.	$41,931
1,970	Axcan Pharma, Inc.(a)	37,588
1,670	Bristol-Myers Squibb Co.	48,680
720	Cardinal Health, Inc.	49,234
1,325	Charles River Laboratories International, Inc.(a)	69,536
150	Forest Laboratories, Inc.(a)	5,644
4,750	Genzyme Corp.(a)	296,447
10,500	Ligand Pharmaceuticals, Inc., Class B	65,835
5,270	Merck & Co., Inc.	264,396
1,080	MGI Pharma, Inc.(a)	25,456
1,460	Noven Pharmaceuticals, Inc.(a)	22,280
1,380	OSI Pharmaceuticals, Inc.(a)	47,072
5,260	Pfizer, Inc.	130,658
1,130	Sciele Pharma, Inc.(a)	26,080
4,360	ViroPharma, Inc.(a)	43,208
500	West Pharmaceutical Services, Inc.	20,025
820	Wyeth	37,966

		1,232,036

Printing & Publishing (0.1%)
180	Gannett Co., Inc.	8,460
380	Lee Enterprises, Inc.	6,601
1,090	The McGraw-Hill Cos., Inc.	55,001
2,200	Valassis Communications, Inc.(a)	20,064

		90,126

REITS (0.9%)
1,060	Acadia Realty Trust	26,468
1,710	Developers Diversified Realty	91,451
1,480	DiamondRock Hospitality Co.	26,566
2,160	Equity One, Inc.	56,506
2,240	Franklin Street Properties Corp.	38,640
880	Gramercy Capital Corp.	22,132
1,860	Hersha Hospitality Trust	20,330
500	Lexington Realty Trust	10,340
1,230	LTC Properties, Inc.	27,773
2,510	Medical Properties Trust, Inc.	33,810
2,110	OMEGA Healthcare Investors, Inc.	31,418
500	Redwood Trust, Inc.	18,665
2,160	Simon Property Group, Inc.	205,027
1,540	Vornado Realty Trust	164,148

		773,274

Restaurants (0.4%)
280	CEC Entertainment, Inc.(a)	8,596
570	Jack In the Box, Inc.(a)	35,465
1,130	O’Charley’s, Inc.	18,396
1,040	Papa John’s International, Inc.(a)	26,374
1,150	Ruby Tuesday, Inc.	25,473

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Shares	Security Description	Value
Common Stocks, continued
Restaurants, continued
1,780	The Cheesecake Factory, Inc.(a)	$44,376
6,460	Yum! Brands, Inc.	211,371

		370,051

Retail (2.5%)
1,245	Aeropostale, Inc.(a)	25,772
150	Amazon.com, Inc.(a)	11,987
1,510	American Eagle Outfitters, Inc.	39,003
1,500	Asbury Automotive Group, Inc.	32,430
9,155	Best Buy Co., Inc.	402,362
3,870	Blockbuster, Inc., Class A(a)	19,195
1,270	Charlotte Russe Holding, Inc.(a)	22,187
730	Costco Wholesale Corp.	45,078
7,977	CVS Corp.	301,690
1,195	Dollar Tree Stores, Inc.(a)	51,923
1,090	EZCORP, Inc., Class A(a)	13,265
840	Family Dollar Stores, Inc.	24,595
1,035	Guitar Center, Inc.(a)	58,571
800	Gymboree Corp.(a)	32,072
1,700	Home Depot, Inc.	65,127
1,980	J.C. Penney Co., Inc.	136,145
3,200	Kohl’s Corp.(a)	189,760
1,095	Nordstrom, Inc.	52,670
680	O’Reilly Automotive, Inc.(a)	24,167
4,770	Office Depot, Inc.(a)	116,626
1,655	PetSmart, Inc.	57,429
620	RadioShack Corp.	14,737
1,230	Rent-A-Center, Inc.(a)	23,641
4,520	Staples, Inc.	107,350
2,550	The TJX Cos., Inc.	77,749
3,250	Wal-Mart Stores, Inc.	141,797

		2,087,328

Semiconductors (1.8%)
7,325	Altera Corp.	174,408
1,180	Applied Industrial Technologies, Inc.	37,736
1,850	ASML Holding NV, NY Regional Shares(a)	54,890
3,660	Asyst Technologies, Inc.(a)	21,484
920	Cymer, Inc.(a)	36,469
870	FormFactor Inc(a)	39,463
960	Genesis Microchip, Inc.(a)	7,642
8,930	Intel Corp.	229,948
1,220	Linear Technology Corp.	41,468
6,430	LSI Corp.(a)	44,303
4,415	Maxim Integrated Products, Inc.	132,494
1,380	Mellanox Technologies Ltd.(a)	22,218
550	MEMC Electronic Materials, Inc.(a)	33,781
660	MKS Instruments, Inc.(a)	14,546
7,360	Novellus Systems, Inc.(a)	201,443

Shares	Security Description	Value
Common Stocks, continued
Semiconductors, continued
3,155	ON Semiconductor Corp.(a)	$36,977
1,550	Semtech Corp.(a)	27,652
2,020	Silicon Laboratories, Inc.(a)	74,578
3,820	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	37,894
600	Tessera Technologies, Inc.(a)	21,978
5,000	Texas Instruments, Inc.	171,200
2,270	Verigy Ltd.(a)	59,973
370	Xilinx, Inc.	9,461

		1,532,006

Software (0.1%)
2,520	Actuate Corp.(a)	17,867
600	Commvault Systems, Inc.(a)	11,430
2,790	Omnicell, Inc.(a)	67,350
2,420	RealNetworks, Inc.(a)	15,077

		111,724

Technology (0.1%)
1,180	SAIC, Inc.(a)	21,606
2,440	Techwell, Inc.(a)	24,912
675	Waters Corp.(a)	41,560

		88,078

Telecommunications (1.2%)
1,375	ADTRAN, Inc.	36,754
2,630	Arris Group, Inc.(a)	39,923
1,910	AT&T, Inc.	76,152
130	BCE, Inc.	4,966
40	CenturyTel, Inc.	1,919
990	CommScope, Inc.(a)	56,034
1,550	Dobson Communications Corp., Class A(a)	19,576
2,220	Embarq Corp.	138,572
1,860	Global Crossing Ltd.(a)	35,414
660	Lin TV Corp.(a)	8,798
540	NII Holdings, Inc.(a)	42,757
5,160	Nokia Oyj ADR	169,661
2,700	Radyne Corp.(a)	28,431
1,740	RCN Corp.(a)	25,039
660	RF Micro Devices, Inc.(a)	3,927
450	SK Telecom Co. Ltd. ADR	12,317
14,790	Sprint Nextel Corp.	279,827
5,385	Sycamore Networks, Inc.(a)	21,271
180	Telephone and Data Systems, Inc.	11,655

		1,012,993

Telecommunications—Services & Equipment (0.2%)
4,860	QUALCOMM, Inc.	193,865

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Shares	Security Description	Value
Common Stocks, continued
Tobacco & Tobacco Products (0.3%)
2,960	Loews Corp.—Carolina Group	$225,315

Transportation (0.1%)
320	C.H. Robinson Worldwide, Inc.	15,693
490	Canadian National Railway Co.	25,799
1,440	Genesis Lease, Ltd. ADR	33,854

		75,346

Transportation & Shipping (0.7%)
2,790	American Commercial Lines, Inc.(a)	72,066
130	Burlington Northern Santa Fe Corp.	10,550
600	CSX Corp.	24,600
2,170	Double Hull Tankers, Inc.	33,461
1,230	FedEx Corp.	134,906
740	Freightcar America, Inc.	33,522
1,620	Frontline Ltd.	75,686
800	General Maritime Corp.	20,688
950	Horizon Lines, Inc., Class A	26,800
3,530	Norfolk Southern Corp.	180,771

		613,050

Utilities (0.2%)
1,020	NRG Energy, Inc.(a)	38,852
2,650	PowerSecure International, Inc.(a)	35,828
5,660	Sierra Pacific Resources	86,711
890	South Jersey Industries, Inc.	30,180

		191,571

Utilities—Electric (0.7%)
1,610	American Electric Power Co., Inc.	71,613
1,470	CenterPoint Energy, Inc.	23,843
3,230	Edison International	170,253
4,000	PG&E	178,000
1,140	Portland General Electric Co.	30,313
480	Puget Energy, Inc.	11,198
2,690	UniSource Energy Corp.	79,678

		564,898

Utilities—Natural Gas (0.1%)
430	Enbridge, Inc.	14,491
130	Nicor, Inc.	5,403
1,810	NiSource, Inc.	34,100
1,070	ONEOK, Inc.	50,129
270	Southern Union Co.	8,060

		112,183

Waste Disposal (0.1%)
170	American Ecology Corp.	3,398
440	Republic Services, Inc.	13,680
1,120	Waste Management, Inc.	42,190

		59,268

Total Common Stocks (Cost $36,650,706)		38,976,448

Principal Amount	Security Description	Value
Asset Backed Securities (1.1%)
$85,246	ACLC Business Loan Receivables, Series 1998-2, Class A3, 6.69%, 4/15/20(b)	$84,974
119,887	ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21(b)	119,733
247,947	Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 5/15/20(b)	252,906
62,382	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12(b)	63,638
138,527	Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10(b)	140,507
45,765	Peachtree Franchise Loan LLC, Series 1999-A, Class A1, 6.68%, 1/15/21(b)	42,561
121,166	PSB Lending Home Loan Owner Trust, Series 1997-4, Class M1, 8.38%, 5/20/24	116,461
132,012	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 6.20%, 9/25/33	114,435
21,467	Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A7, 7.00%, 11/25/31	21,870

Total Asset Backed Securities (Cost $923,555)		957,085

Mortgage Backed Securities (11.4%)
177,372	Banc of America Funding Corp., Series 2003-1, Class A1, 6.00%, 5/20/33	176,042
120,910	Banc of America Mortgage Securities, Series 2003-1, Class 2A4, 5.00%, 2/25/18	117,396
326,042	Banc of America Mortgage Securities, Series 2004-4, Class 3A1, 5.00%, 5/25/19	316,550
107,335	Banc of America Mortgage Securities, Series 2003-1, Class 2A2, 5.25%, 2/25/18	107,017
30,000	Banc of America Mortgage Securities, Series 2003-9, Class 1A7, 5.50%, 12/25/33	29,417
50,000	Banc of America Mortgage Securities, Series 2004-4, Class 2A2, 5.50%, 5/25/34	43,976

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued
$100,000	Chaseflex Trust, Series 2006-2, Class A4, 6.34%, 9/25/36	$99,068
54,101	Countrywide Alternative Loan Trust, Series 2004-2CB, Class 1A1, 4.25%, 3/25/34	52,927
79,060	Countrywide Alternative Loan Trust, Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	76,823
47,000	Countrywide Alternative Loan Trust, Series 2003-13T1, Class A9, 5.00%, 8/25/33	38,349
148,000	Countrywide Alternative Loan Trust, Series 2003-15T2, Class A10, 5.00%, 8/25/33	120,947
74,000	Countrywide Alternative Loan Trust, Series 2005-J8, Class 1A6, 5.50%, 7/25/35	68,495
39,000	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 2A4, 6.00%, 1/25/37	38,096
58,302	Countrywide Alternative Loan Trust, Series 2005-J3, Class 3A1, 6.50%, 9/25/34	58,958
68,015	Countrywide Home Loans, Series 2002-38, Class A2, 5.00%, 2/25/18	67,605
152,310	Countrywide Home Loans, Series 2003-14, Class A19, 5.00%, 6/25/33	150,530
105,676	Countrywide Home Loans, Series 2002-19, Class 2A4, 5.50%, 11/25/17	104,784
32,130	Countrywide Home Loans, Series 2003-20, Class 1A14, 5.50%, 7/25/33	31,031
150,000	Countrywide Home Loans, Series 2005-J1, Class 1A8, 5.50%, 2/25/35	140,640
303,109	Countrywide Home Loans, Series 2005-12, Class 2A9, 5.50%, 5/25/35	290,963
248,097	Countrywide Home Loans, Series 2007-J3, Class A10, 6.00%, 7/25/37	241,076
102,421	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 8A1, 5.00%, 9/25/18	100,683

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued
$100,798	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-21, Class 3A1, 5.50%, 8/25/33	$100,217
89,729	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A1, 5.50%, 10/25/33	89,393
42,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-1, Class 2A1, 5.50%, 2/25/35	36,847
103,123	Credit Suisse Mortgage Capital Certificates, Series 2006-2, Class 3A1, 6.50%, 3/25/36	104,112
135,576	Fannie Mae, Series 2003-19, Class ME, 4.00%, 1/25/33	129,209
15,911	Fannie Mae, 5.00%, 3/1/18, Pool #681351	15,587
24,959	Fannie Mae, Series 2002-89, Class QE, 5.00%, 9/25/31	24,886
41,200	Fannie Mae, Series 2003-13, Class PG, 5.00%, 11/25/32	40,928
102,288	Fannie Mae, Series 1999-18, Class A, 5.50%, 10/18/27	102,556
39,968	Fannie Mae, 6.00%, 5/1/35, Pool #357778	39,967
60,000	Fannie Mae, Series 1999-18, Class LL, 6.50%, 4/18/29	61,721
35,701	Fannie Mae, Series 1997-M8, Class A3, 7.23%, 1/25/22	36,067
208,183	First Horizon Mortgage Pass-Through Trust, Series 2004-1, Class 2A1, 4.75%, 3/25/19	204,156
284,882	Freddie Mac, 3.50%, 5/1/10, Pool #M80824	273,174
151,884	Freddie Mac, Series 2877, Class JD, 4.50%, 3/15/19	137,689
109,119	Freddie Mac, Series 2543, Class BC, 4.75%, 11/15/21	107,713
29,071	Freddie Mac, 5.00%, 5/1/18, Pool #E96372	28,478
21,033	Freddie Mac, 5.00%, 9/1/18, Pool #E99582	20,604
400,000	Freddie Mac, Series 2877, Class AL, 5.00%, 10/15/24	375,535
128,302	Freddie Mac, Series 2528, Class ME, 5.25%, 5/15/30	126,266

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued
$133,478	Freddie Mac, Series 2382, Class DA, 5.50%, 10/15/30	$134,554
68,008	Freddie Mac, Series 2579, Class KJ, 5.50%, 3/15/33	68,335
24,897	Freddie Mac, 5.50%, 1/1/35, Pool #A30935	24,361
36,048	Freddie Mac, Series 2378, Class CB, 6.00%, 11/15/31	36,206
9,941	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	10,158
66,531	Freddie Mac, Series 2302, Class J, 6.50%, 4/15/31	67,520
32,032	Freddie Mac, 6.84%(c), 6/1/28, Pool #605508	32,145
316,647	Freddie Mac, Series 1443, Class I, 7.50%, 12/15/22	333,811
11,098	Government National Mortgage Assoc., 6.00%, 2/20/26, Pool #2166	11,187
98,570	Government National Mortgage Assoc., 6.31%, 9/20/32, Pool #575624	99,896
157,987	Government National Mortgage Assoc., 6.31%, 9/20/32, Pool #575653	160,112
80,693	Government National Mortgage Assoc., 6.31%, 11/20/32, Pool #575678	81,778
71,617	Government National Mortgage Assoc., 6.31%, 12/20/32, Pool #575723	72,581
123,454	Government National Mortgage Assoc., 6.31%, 3/20/33, Pool #612258	125,019
19,836	Government National Mortgage Assoc., 7.00%, 1/15/26, Pool #421420	20,710
61,734	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #492747	64,404
1,284	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #423563	1,363
104,754	GSR Mortgage Loan Trust, Series 2003-3F, Class 1A2, 5.00%, 4/25/33	103,770
44,582	GSR Mortgage Loan Trust, Series 2006-10F, Class 5A1, 6.00%, 1/25/27	44,790
40,353	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	40,126
342,690	Master Alternative Loans Trust, Series 2004-8, Class 5A1, 6.00%, 9/25/34	339,906

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued
$205,865	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34	$206,830
43,685	Master Asset Securitization Trust, Series 2003-3, Class 5A1, 5.50%, 4/25/18	43,481
158,169	Master Asset Securitization Trust, Series 2003-8, Class 1A1, 5.50%, 9/25/33	153,399
420,000	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 4.86%, 2/25/35	406,103
100,000	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36	98,612
138,440	Residential Accredit Loans, Inc., Series 2004-QS9, Class A1, 5.00%, 6/25/19	135,697
400,000	Residential Accredit Loans, Inc., Series 2006-QS10, Class A8, 6.00%, 8/25/36	392,732
50,000	Residential Asset Loans, Inc, Series 2006-QS5, Class A9, 6.00%, 5/25/36	48,481
82,598	Residential Asset Securitization Trust, Series 2003-A6, Class A1, 4.50%, 7/25/33	80,461
48,914	Residential Asset Securitization Trust, Series 2003-A7, Class A2, 4.85%, 7/25/33	48,701
200,000	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35	181,211
132,343	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36	132,255
300,000	Structured Asset Securities Corp., Series 2005-3, Class 1A8, 5.75%, 3/25/35	285,584
82,984	Structured Asset Securities Corp., Series 2003-10, Class A, 6.00%, 4/25/33	82,102
28,259	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32	27,372
144,868	Washington Mutual Mortgage Pass-Through Trust, Series 2002-MS8, Class 2A1, 5.25%, 12/25/17	141,430
468,746	Wells Fargo Mortgage Backed Securities, Series 2004-5, Class 1A1, 5.00%, 6/25/19	459,115
133,062	Wells Fargo Mortgage Backed Securities, Series 2004-7, Class 2A2, 5.00%, 7/25/19	129,444
230,221	Wells Fargo Mortgage Backed Securities, Series 2006-11, Class A8, 6.00%, 9/25/36	228,918

Total Mortgage Backed Securities (Cost $9,781,168)		9,681,138

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
Corporate Bonds (4.5%)
Aerospace/Defense (0.6%)
$500,000	Boeing Capital Corp., 6.50%, 2/15/12	$532,548

Financial—Leasing Company (0.7%)
600,000	International Lease Finance Corp., 5.32%, 12/9/07	598,568

Financial Services (1.3%)
250,000	Alesco Preferred Funding, Ltd., Series 6A, Class C1, 6.96%(c), 3/23/35(d)	250,625
110,000	Household Finance Corp., 6.70%, 9/15/09	112,636
291,256	Preferred Term Securities XXIII, 6.15%(c), 12/22/36(b)	229,743
250,000	Reg Diversified Funding, 6.68%(c), 1/25/36(d)	245,000
250,000	Taberna Preferred Funding Ltd., Series 2006-5A, Class A3, 6.81%(c), 8/5/36(d)	237,500

		1,075,504

Retail (0.3%)
250,000	Wal-Mart Stores, Inc., 7.25%, 6/1/13	275,458

Security Brokers & Dealers (1.2%)
340,000	Bear Stearns Co., Inc., 5.55%, 1/22/17	313,031
200,000	Bear Stearns Co., Inc., 7.00%, 9/24/21	192,055
125,000	Goldman Sachs Group, Inc., 6.13%, 2/15/33	117,800
350,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17	344,588

		967,474

Telecommunications (0.4%)
250,000	AT&T, Inc., 6.25%, 3/15/11	256,420
100,000	Southwestern Bell Telephone Co., 6.29%, 9/29/10	103,506

		359,926

Total Corporate Bonds (Cost $3,868,672)		3,809,478

Taxable Municipal Bonds (0.4%)
Georgia (0.4%)
350,000	Cedartown Development Authority, Revenue, 7.00%, 2/1/22, Callable 2/1/08 @ 101*, Insured by: AMBAC	355,131

Total Taxable Municipal Bonds (Cost $350,000)		355,131

Principal Amount	Security Description	Value
U.S. Government Agency Securities (13.0%)
	Fannie Mae
$100,000	3.00%, 6/19/08, Continuously Callable @ 100	$98,426
200,000	4.00%(c), 1/28/08, Continuously Callable @ 100	198,987
50,000	4.00%(c), 12/3/08, Callable 10/05/07 @ 100*	49,850
150,000	4.00%(c), 1/14/10, Continuously Callable @ 100	149,573
500,000	4.00%, 11/10/11, Callable 11/10/07 @ 100*	499,344
87,000	4.00%(c), 12/16/14, Continuously Callable @ 100	85,970
500,000	4.16%, 6/11/13, Callable 12/11/07 @ 100	480,010
110,000	4.25%(c), 7/14/15, Continuously Callable @ 100	108,678
60,000	4.25%(c), 9/16/16, Continuously Callable @ 100	59,774
500,000	4.38%(c), 8/18/08	497,695
112,000	4.75%(c), 10/20/10, Continuously Callable @ 100	111,893
35,000	4.88%(c), 4/26/19, Callable 9/24/07 @ 100*	34,772
19,000	5.00%(c), 11/4/11, Callable 9/27/07 @ 100*	18,991
250,000	5.00%(c), 4/11/14, Callable 10/11/07 @ 100*	249,812
250,000	5.00%(c), 11/28/14, Callable 11/28/07 @ 100*	249,002
100,000	5.00%(c), 12/22/14, Continuously Callable @ 100	99,701
145,000	5.13%(c), 2/29/16, Continuously Callable @ 100	144,148
25,000	5.25%(c), 4/13/15, Callable 10/13/07 @ 100*	24,982
380,000	5.25%(c), 8/1/18, Callable 11/1/07 @ 100*	378,060
50,000	5.50%(c), 8/23/13, Continuously Callable @ 100	50,004
1,000,000	Federal Farm Credit Bank, 4.48%, 6/10/13, Continuously Callable @ 100	971,696
200,000	Federal Home Loan Bank 3.00%, 12/19/07, Callable 9/19/07 @ 100*	198,693
25,000	3.00%, 6/18/08, Continuously Callable @ 100	24,600

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Principal Amount	Security Description	Value
U.S. Government Agency Securities, continued
$170,000	4.00%, 4/20/09, Continuously Callable @ 100	$167,688
175,000	4.00%(c), 9/30/09, Callable 9/30/07 @ 100*	173,817
410,000	4.00%(c), 6/19/13, Callable 9/19/07 @ 100*	403,397
200,000	4.00%(c), 6/26/13, Callable 9/26/07 @ 100*	197,011
300,000	4.00%, 11/18/14, Callable 11/18/07 @ 100*	296,789
250,000	4.00%(c), 3/30/16, Callable 9/30/07 @ 100*	246,142
175,000	4.45%, 2/23/10, Callable 11/23/07 @ 100*	173,377
100,000	4.50%(c), 12/30/08, Callable 9/30/07 @ 100	99,631
200,000	4.50%(c), 6/5/18, Callable 12/5/07 @ 100*	194,882
166,667	4.75%(c), 4/30/14, Callable 10/30/07 @ 100*	165,835
100,000	5.00%(c), 7/23/08, Callable 10/23/07 @ 100*	99,911
100,000	5.00%(c), 2/17/15, Callable 11/17/07 @ 100*	99,681
200,000	5.00%(c), 5/21/18, Callable 11/21/07 @ 100*	198,661
350,000	5.00%(c), 7/16/18, Callable 10/16/07 @ 100*	344,039
50,000	5.05%, 3/12/13, Continuously Callable @ 100	49,527
250,000	5.20%, 9/20/13, Continuously Callable @ 100	247,840
370,000	5.25%, 11/21/12, Continuously Callable @ 100	368,402
50,000	Freddie Mac 3.60%, 8/13/08, Callable 2/13/08 @ 100*	49,371
250,000	4.00%(c), 5/30/08, Continuously Callable @ 100	247,967
85,000	4.00%(c), 2/15/09, Continuously Callable @ 100	84,657
144,000	4.00%(c), 11/15/09, Continuously Callable @ 100	143,699
50,000	4.00%(c), 4/8/13, Continuously Callable @ 100	49,575
156,000	4.00%(c), 5/15/18, Continuously Callable @ 100	151,717
100,000	4.00%(c), 6/25/18, Continuously Callable @ 100	97,345

Principal Amount	Security Description	Value
U.S. Government Agency Securities, continued
$250,000	4.50%(c), 11/18/09	$248,771
63,000	4.50%(c), 11/5/10, Continuously Callable @ 100	62,965
300,000	4.50%(c), 1/15/14, Continuously Callable @ 100	297,484
30,000	4.50%(c), 10/15/22, Callable 10/15/07 @ 100*	28,756
200,000	4.63%(c), 12/15/10, Continuously Callable @ 100	199,751
99,000	4.75%(c), 11/10/10, Continuously Callable @ 100	98,983
105,000	4.75%(c), 3/15/15, Continuously Callable @ 100	104,288
100,000	5.00%(c), 3/29/10, Continuously Callable @ 100	99,996
175,000	5.00%(c), 12/15/13, Continuously Callable @ 100	174,277
129,000	5.00%(c), 12/15/13, Continuously Callable @ 100	128,743
30,000	5.00%(c), 2/15/17, Continuously Callable @ 100*	29,857
25,000	5.00%(c), 4/12/19, Callable 10/12/07 @ 100*	24,744
135,000	5.00%(c), 7/29/19, Continuously Callable @ 100	133,961
100,000	5.13%(c), 8/1/18, Callable 11/01/07 @ 100*	99,405
50,000	5.25%(c), 12/15/17, Continuously Callable @ 100	49,950
95,000	5.50%, 12/24/18, Continuously Callable @ 100	94,890

Total U.S. Government Agency Securities (Cost $10,946,148)		11,012,443

U.S. Treasury Obligations (9.5%)
	U.S. Treasury Bonds
1,100,000	5.38%, 2/15/31	1,178,977
850,000	5.50%, 8/15/28	919,195
	U.S. Treasury Notes
750,000	4.88%, 4/30/11	766,641
1,000,000	3.88%, 2/15/13	980,625
500,000	4.00%, 2/15/14	490,469
650,000	4.25%, 8/15/14	644,973
1,000,000	4.25%, 11/15/14	990,156
1,000,000	4.50%, 11/15/15	1,001,016
750,000	4.50%, 2/15/16	750,293
300,000	4.63%, 2/15/17	301,711

Total U.S. Treasury Obligations (Cost $7,876,169)		8,024,056

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Shares	Security Description	Value
Investment Companies (13.0%)
83,800	iShares MSCI EAFE Index Fund	$6,586,680
33,080	iShares MSCI Emerging Markets Index	4,436,028

Total Investment Companies (Cost $6,282,270)		11,022,708

Right (0.0%)
Investment Companies (0.0%)
1,709	KKR Financial Holdings LLC	1,863

Total Right (Cost $0)		1,863

Shares	Security Description	Value
Investments in Affiliate (1.2%)
968,778	American Performance Cash Management Fund	$968,778
Total Investments in Affiliate (Cost $968,778)		968,778

Total Investments (Cost $77,647,466)(e)—100.0%		84,809,128
Other assets in excess of liabilities—0.0%		43,411

Net Assets—100.0%		$84,852,539

(a)	Non-income producing security
(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. The total value of illiquid restricted securities represents 1.10% of net assets.
(c)	Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2007. The date presented reflects the final maturity date.
(d)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(e)	Represents cost for financial reporting purposes.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

ADR—American Depositary Receipt

AMBAC—American Municipal Bond Assurance Corp.

LLC—Limited Liability Co.

See notes to financial statements

AMERICAN PERFORMANCE FUNDS

U.S. Tax-Efficient Large Cap Equity Fund

Schedule of Portfolio Investments

August 31, 2007

Shares	Security Description	Value
Common Stocks (98.9%)
Aerospace/Defense (0.9%)
1,260	The Boeing Co.	$121,842

Apparel Manufacturers (4.2%)
5,660	Coach, Inc.(a)	252,040
5,205	NIKE, Inc., Class B	293,249

		545,289

Banking (5.6%)
3,635	Bank of America Corp.	184,222
3,410	Citigroup, Inc.	159,861
5,530	Synovus Financial Corp.	152,738
4,635	Wachovia Corp.	227,022

		723,843

Beverages (1.8%)
3,490	PepsiCo, Inc.	237,425

Broadcasting/Cable (3.8%)
14,252	Comcast Corp., Class A Special(a)	371,835
3,405	Time Warner Cable, Inc., Class A(a)	124,963

		496,798

Business Equipment & Services (0.9%)
2,455	Fiserv, Inc.(a)	114,207

Casino Services (1.5%)
1,895	Las Vegas Sands Corp.(a)	188,931

Chemicals (3.2%)
3,235	Praxair, Inc.	244,760
3,685	Sigma-Aldrich Corp.	165,088

		409,848

Commercial Services (1.7%)
3,245	Jacobs Engineering Group, Inc.(a)	214,462

Computer Software & Services (2.6%)
15,030	Yahoo!, Inc.(a)	341,632

Computers & Peripherals (4.9%)
10,235	Cisco Systems, Inc.(a)	326,701
6,225	Dell, Inc.(a)	175,857
5,355	Seagate Technology	138,266

		640,824

Consumer Products (1.2%)
2,275	Colgate-Palmolive Co.	150,878

Diversified Manufacturing Operations (2.3%)
3,755	Danaher Corp.	291,613

Electrical Components & Equipment (1.9%)
4,940	Emerson Electric Co.	243,196

Shares	Security Description	Value
Common Stocks, continued:
Electronic Components/Instruments (5.8%)
4,055	Amphenol Corp., Class A	$146,426
1,630	L-3 Communications Holdings, Inc.	160,571
4,420	Microchip Technology, Inc.	170,259
5,105	Thermo Fisher Scientific, Inc.(a)	276,844

		754,100

Entertainment (0.9%)
3,595	The Walt Disney Co.	120,792

Financial Services (8.1%)
5,505	Eaton Vance Corp.	211,337
2,355	Legg Mason, Inc.	204,461
3,600	Merrill Lynch & Co.	265,320
2,905	Nuveen Investments, Inc., Class A	180,633
3,675	T. Rowe Price Group, Inc.	188,601

		1,050,352

Food Products & Services (3.2%)
4,465	Archer-Daniels-Midland Co.	150,470
7,905	Sysco Corp.	263,869

		414,339

Health Care (1.7%)
2,670	Wellpoint, Inc.(a)	215,175

Insurance (4.8%)
3,340	AFLAC, Inc.	178,056
2,705	Lincoln National Corp.	164,680
3,045	Prudential Financial, Inc.	273,380

		616,116

Machinery & Equipment (2.6%)
4,465	United Technologies Corp.	333,223

Medical—Biotechnology (1.0%)
3,825	Pharmaceutical Product Development, Inc.	133,990

Medical Equipment & Supplies (6.1%)
1,580	Bard (C.R.), Inc.	131,756
3,695	Henry Schein, Inc.(a)	215,012
2,770	Johnson & Johnson	171,159
4,110	Stryker Corp.	274,548

		792,475

Medical Labs & Testing Services (1.2%)
2,180	Covance, Inc.(a)	159,838

Oil & Gas Exploration, Production and Services (3.6%)
2,930	Apache Corp.	226,723
2,890	Baker Hughes, Inc.	242,356

		469,079

Continued

AMERICAN PERFORMANCE FUNDS

U.S. Tax-Efficient Large Cap Equity Fund

Schedule of Portfolio Investments, Continued

August 31, 2007

Shares	Security Description	Value
Common Stocks, continued:
Oil—Integrated Companies (1.8%)
2,660	Exxon Mobil Corp.	$228,042

Pharmaceuticals (1.3%)
2,665	Genzyme Corp.(a)	166,323

Retail (8.4%)
6,045	Best Buy Co., Inc.	265,678
11,148	CVS Corp.	421,617
4,230	Kohl’s Corp.(a)	250,839
6,295	Staples, Inc.	149,506

		1,087,640

Semiconductors (6.9%)
8,465	Altera Corp.	201,552
11,940	Intel Corp.	307,455
4,710	Maxim Integrated Products, Inc.	141,347
6,990	Texas Instruments, Inc.	239,337

		889,691

Shares	Security Description	Value
Common Stocks, continued:
Telecommunications—Services & Equipment (2.1%)
6,775	QUALCOMM, Inc.	$270,255

Transportation & Shipping (2.9%)
1,690	FedEx Corp.	185,359
3,790	Norfolk Southern Corp.	194,086

		379,445

Total Common Stocks (Cost $10,056,859)		12,801,663

Investments in Affiliates (1.0%)
134,394	American Performance Institutional Cash Management Fund	134,394

Total Investments in Affiliate (Cost $134,394)		134,394

Total Investments (Cost $10,191,253)(b)—99.9%		12,936,057
Other assets in excess of liabilities—0.1%		13,060

Net Assets—100.0%		$12,949,117

(a)	Non-income producing security
(b)	Represents cost for financial reporting purposes.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements

August 31, 2007

1.	Organization:

The American Performance Funds (the “Trust”) was organized on October 1, 1987, as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end investment company. As of August 31, 2007, the Trust offers shares of the U.S. Treasury Fund, the Cash Management Fund, the Tax-Free Money Market Fund, formerly the Institutional Tax Free Money Market Fund, (individually referred to as a “Money Market Fund,” and collectively the “Money Market Funds”), the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, and the U.S. Tax-Efficient Large Cap Equity Fund (individually referred to as a “Fund” and collectively, “the Trust” or “the Funds”). On March 15, 2007, the U.S. Tax-Efficient Small Cap Equity Fund was liquidated, as approved by the Fund’s Board of Trustees. The Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund and the U.S. Tax-Efficient Large Cap Equity Fund are authorized to issue an unlimited number of shares in two classes of shares for each Fund: No-Load Investor Shares (the “Investor Shares”) and Institutional Shares. Beginning on January 1, 2007, the Money Market Funds are authorized to issue an unlimited number of shares in four classes of shares for each Money Market Fund: the Administrative Shares, the Institutional Shares, the Select Shares and the Service Shares. As of August 31, 2007, the Select Shares of the U.S. Treasury Fund and the Cash Management Fund are not yet offered for sale. Each class of shares for each of the Funds has identical rights and privileges except with respect to distribution (12b-1) fees paid by Administrative, Investor, and Service Shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

On January 2, 2007, all the assets and liabilities of the Institutional Cash Management Fund were exchanged in a tax-free reorganization for Institutional Shares of the Cash Management Fund and all the assets and liabilities of the Institutional U.S. Treasury Fund were exchanged in a tax-free reorganization for Institutional shares of the U.S. Treasury Fund, each pursuant to a plan of reorganization adopted by the Trust. The following is a summary of shares outstanding, net assets and net asset value per share immediately before and after the reorganization:

Cash Management Fund	Shares Outstanding	Net Assets	Net Asset Value, Per Share
Target Fund
Institutional Cash Management Fund	683,046,110	$683,044,518	$1.00
Acquiring Fund
Cash Management Fund	684,079,079	684,152,146	1.00
Post Merger
Cash Management Fund
Administrative Shares	684,079,079	684,152,146	1.00
Institutional Shares	683,046,110	683,044,518	1.00

Total	1,367,125,189	$1,367,196,664	$1.00

U.S. Treasury Fund	Shares Outstanding	Net Assets	Net Asset Value, Per Share
Target Fund
Institutional U.S. Treasury Fund	350,226,423	$350,226,215	$1.00
Acquiring Fund
U.S. Treasury Fund	1,026,063,701	1,026,100,055	1.00
Post Merger
U.S. Treasury Fund
Administrative Shares	1,026,063,701	1,026,100,055	1.00
Institutional Shares	350,226,423	350,226,215	1.00

Total	1,376,290,124	$1,376,326,270	$1.00

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2007

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Money Market Fund would receive if it sold the instrument. The value of securities in the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

The following is an overview of how securities will be valued in the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, and the U.S. Tax-Efficient Large Cap Equity Fund (“the Variable Net Asset Value Funds”).

Securities for which market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished through an independent national pricing service approved by the Board of Trustees.

Domestic equity securities are valued at the closing price on the exchange or market where the security is principally traded (except for those traded on NASDAQ, which will be valued at the NASDAQ Official Closing Price). If there have been no sales for that day on any exchange or market, the security is valued at the latest available bid price on the exchange or market where the security is principally traded.

Fixed income securities will be valued using matrix pricing as determined by a Board approved independent pricing service. Short term fixed income securities are valued at amortized cost, which approximates current value.

Open-ended mutual fund investments will be valued at the most recently calculated net asset value. Closed ended mutual funds are valued at their fair values based upon the latest available sale price.

Repurchase agreements will be valued at original cost.

In cases where market prices for portfolio securities are not readily available, a Pricing Committee established and appointed by the Trust’s Board of Trustees determines in good faith, subject to Trust procedures, the fair value of such portfolio securities.

Security Transactions and Related Income:

During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2007

Securities Purchased on a When-issued Basis:

Each Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. The Fund records the transaction and reflects the value of the security in determining net asset value at the time the Fund makes the commitment to purchase a security on a when-issued basis. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund, and no interest accrues to the Fund during the period between purchase and settlement. The Fund designates cash and marketable securities equal in value to commitments for when-issued securities.

Restricted and Illiquid Securities:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At August 31 2007, the Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, and Balanced Fund held illiquid restricted securities representing 2.20%, 2.56%, 2.38%, and 1.10% of net assets, respectively. The illiquid restricted securities held as of August 31, 2007, are identified below:

Security	Acquisition Date*	Acquisition Cost($)	Principal Amount($)	Value($)
Short-Term Income Fund:
ACLC Business Loan Receivables, Series 1998-2	7/15/2003	704,878	767,214	764,766
ACLC Business Loan Receivables, Series 2000-1	7/28/2003	697,453	719,320	718,396
Atherton Franchisee Loan Funding, Series 1998-A	7/1/2003	976,027	1,190,144	1,213,947
Atherton Franchisee Loan Funding, Series 1999-A	9/19/2003	464,123	499,057	509,106
Captec Franchise Trust, Series 2000-1	7/16/2003	488,335	490,173	497,178
Peachtree Franchise Loan LLC, Series 1999-A	10/24/2003	288,547	297,471	276,648
Preferred Term Securities XXIII	9/22/2006	965,427	970,854	765,809
Intermediate Bond Fund:
ACLC Business Loan Receivables, Series 1998-2	6/8/2004	155,216	170,492	169,948
ACLC Business Loan Receivables, Series 2000-1	7/28/2003	392,432	407,615	407,091
Atherton Franchisee Loan Funding, Series 1998-A	7/1/2003	401,674	495,893	505,811
Atherton Franchisee Loan Funding, Series 1999-A	9/19/2003	324,886	349,340	356,374
Captec Franchise Trust, Series 2000-1	7/16/2003	212,319	213,119	216,165
Peachtree Franchise Loan LLC, Series 1999-A	10/24/2003	135,106	139,284	129,534
Preferred Term Securities XXIII	9/22/2006	965,427	970,854	765,809
Bond Fund:
ACLC Business Loan Receivables, Series 1998-2	7/15/2003	78,320	85,246	84,974
ACLC Business Loan Receivables, Series 2000-1	7/28/2003	372,284	383,637	383,144
Atherton Franchisee Loan Funding, Series 1998-A	7/1/2003	200,837	247,947	252,906
Atherton Franchisee Loan Funding, Series 1999-A	9/19/2003	232,062	249,529	254,553
Captec Franchise Trust, Series 2000-1	7/16/2003	138,008	138,527	140,507
Peachtree Franchise Loan LLC, Series 1999-A	10/24/2003	73,343	75,611	70,319
Preferred Term Securities XXIII PPN 12/22/36	9/22/2006	482,713	485,427	382,905
Balanced Fund:
ACLC Business Loan Receivables, Series 1998-2	7/15/2003	78,320	85,246	84,974
ACLC Business Loan Receivables, Series 2000-1	12/9/2003	118,388	119,887	119,733
Atherton Franchisee Loan Funding, Series 1998-A	7/1/2003	200,837	247,947	252,906
Atherton Franchisee Loan Funding, Series 1999-A	9/9/2003	58,015	62,382	63,638
Captec Franchise Trust, Series 2000-1	7/16/2003	138,008	138,527	140,507
Peachtree Franchise Loan LLC, Series 1999-A	10/24/2003	44,392	45,765	42,561
Preferred Term Securities XXIII	9/22/2006	289,628	291,256	229,743

*	In the event several lots of a given security are held, the acquisition date presented represents the acquisition date of the first lot.

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2007

Repurchase Agreements:

The Funds may invest in repurchase agreements with financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers, which the investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Dividends to Shareholders:

Distributions from net investment income are declared daily and paid monthly for the U.S. Treasury Fund, the Cash Management Fund, the Tax-Free Money Market Fund, the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, and the Bond Fund. Distributions from net investment income are declared and paid quarterly for the Balanced Fund and the U.S. Tax-Efficient Large Cap Equity Fund. Net realized capital gains, if any, are declared and distributed at least annually.

The character of income and gains distributed are determined in accordance with income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Allocations:

Expenses that are directly related to a specific Fund are charged directly to that Fund. Class specific expenses are charged directly to the class incurring the expense. Other operating expenses of the Funds are pro-rated to each Fund on the basis of relative net assets or another appropriate method. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

New Accounting Pronouncements:

In June, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial reporting date which occurs during the fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Funds are required to implement FIN 48 in their net asset value per share calculations as of February 29, 2008. Management is currently in the process of evaluating the impact that will result from adopting FIN 48. At this time, management does not believe the adoption of FIN 48 will have a material impact to the financial statements.

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2007

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements” (SFAS No. 157). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe that adoption of SFAS No. 157 will materially impact the Funds’ financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

3.	Related Party Transactions:

Effective June 26, 2006, BOk Investment Advisers, Inc. changed their name to AXIA Investment Management, Inc. (“AXIAIM”), a separate, wholly-owned subsidiary of Bank of Oklahoma, NA (“BOk”). As of June 26, 2006, the funds are served by AXIAIM as investment adviser. Under the terms of the Investment Advisory Agreement, AXIAIM is entitled to receive fees based on a percentage of the average net assets of each of the Funds based upon the following schedule.

Annual Advisory Fee (as a percentage of net assets)
U.S. Treasury Fund*	0.15%
Cash Management Fund*	0.15%
Tax-Free Money Market Fund	0.15%
Intermediate Tax-Free Bond Fund	0.55%
Short-Term Income Fund	0.55%
Intermediate Bond Fund	0.55%
Bond Fund	0.55%
Balanced Fund	0.74%
U.S. Tax-Efficient Large Cap Equity Fund	0.69%

*	The rate listed was effective January 1, 2007. For the period September 1, 2006 through December 31, 2006, the annual advisory fee was 0.40%.

AXIAIM serves the Trust as Administrator for which it is entitled to an annual fee of 0.20% of the average daily net assets of each of the Funds (other than Money Market Funds for which AXIAIM is entitled to an annual fee, effective January 1, 2007 of 0.12% of the average daily net assets for each Money Market Fund). Under a Sub-Administration Agreement AXIAIM pays Citi Fund Services Ohio, Inc. (formerly named BISYS Fund Services Ohio, Inc.) (“Citi”) a fee of up to 0.03% of each Fund’s (except for the Tax-Free Money Market Fund) average daily net assets to perform certain administrative duties for the Trust. The fees paid to Citi by AXIAIM for such services come out of AXIAIM’s fees and are not an additional charge to the Funds.

BOk serves the Trust as custodian for which it is paid a fee up to 0.01% of each Fund’s average daily net assets. As custodian Bok is also entitled to any out of pocket expenses incurred.

Citi, with whom certain officers of the Trust are affiliated, are paid no fees directly by the Trust for serving as officers of the Trust. Citi also serves the Trust as transfer agent and fund accountant. Under its Transfer Agency Agreement with the Trust, Citi is entitled to receive an annual fee of 0.02% of each Fund’s average daily net assets (excluding the Tax-Free Money Market Fund), an annual fee per account and out of pocket charges. Under its Fund Accounting Agreement with the Trust, Citi is entitled to receive an annual fee of 0.03% of each Fund’s average daily net assets (except for the U.S.

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2007

Treasury Fund, Cash Management Fund and Tax-Free Money Market Fund), plus out of pocket charges, to perform fund accounting duties for the Trust. In regards to the U.S. Treasury Fund and Cash Management Fund, Citi is entitled to receive an annual fee of 0.025% of the average daily net assets of each Fund for fund accounting services. Under the Omnibus Fee Agreement with the Tax-Free Money Market Fund, Citi is entitled to receive and annual fee of 0.10% of the Fund’s average daily net assets for providing fund accounting, transfer agency, and sub-administration services.

Under a Compliance Services Agreement between the Funds and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid Citi $173,248 for the period ended August 31, 2007, plus certain out of pocket expenses. Expenses incurred are reflected on the Statements of Operations as “Chief Compliance officers fees”. Citi pays the salary and other compensation earned by any such individuals as employees of Citi.

Effective August 2, 2007, BOSC, Inc. (“BOSC” or the “Distributor”), an affiliate of AXIAIM, became the distributor of the Funds pursuant to a Distribution Agreement between the Funds and BOSC. Prior to August 2, 2007, BISYS Fund Services Limited Partnership served as the Funds’ distributor. The Trust has adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BOSC, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the Administrative, Investor, and Service Shares, and may be used by BOSC to pay banks, including BOk, broker dealers and other institutions. For the year ending August 31, 2007, BOSC, as Distributor, received $5,430 and Bank of Oklahoma received $3,051,242 from the Distributor and former Distributor.

The Funds have entered into shareholder servicing agreements with various service organizations. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and provide periodic statements. Shareholder servicing fees are incurred on a class level basis (where applicable). In consideration for these services, each service organization received a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% of the average daily net assets of the Fund’s shares held by each service organization’s customers. For the year ending August 31, 2007, BOSC and Bank of Oklahoma received a net shareholder servicing fee of $248 and $3,470,346, respectively.

From time to time, fees may be reduced or reimbursed in order to assist each of the Funds in maintaining more competitive expense ratios. All voluntary fee waivers are not subject to recoupment in subsequent fiscal periods.

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2007 are as follows:

	Purchases	Sales
Intermediate Tax-Free Bond Fund	$3,968,690	$2,857,225
Short-Term Income Fund	127,404,255	147,529,754
Intermediate Bond Fund	32,251,472	29,699,786
Bond Fund	25,646,334	14,762,848
Balanced Fund	114,345,888	126,376,650
U.S. Tax-Efficient Large Cap Equity Fund	4,864,984	8,558,862

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2007

Purchases and sales of long-term U.S. Government securities for the year ended August 31, 2007, were as follows:

Fund	Purchases	Sales
Balanced	$1,711,119	$3,766,835
Bond	8,384,479	8,244,592
Intermediate Bond	4,816,028	8,992,777
Short-Term Income	8,886,593	71,851,080

5.	Concentration of Credit Risk:

The Tax-Free Money Market Fund and the Intermediate Tax-Free Bond Fund invest primarily in debt instruments of municipal issuers. The issuers’ ability to meet their obligations may be affected by economic developments in a specific industry sector.

The Tax-Free Money Market Fund had the following concentration by industry sector as of August 31, 2007, (as a percentage of value):

	Tax-Free Money Market Fund	Intermediate Tax-Free Bond Fund
Development	15.21%	1.42%
Education	11.34%	20.68%
Facilities	11.18%	20.39%
General Obligation	—	23.23%
Higher Education	2.06%	8.14%
Housing	1.31%	—
Investment Companies	1.57%	5.33%
Medical	24.19%	6.23%
Pollution	18.32%	0.66%
Revenue	—	1.88%
Taxation	—	0.12%
Transportation	14.82%	0.49%
Utilities	—	3.01%
Water	—	8.42%

	100.00%	100.00%

6.	Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

At August 31, 2007, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation is as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Intermediate Tax-Free Bond Fund	$20,001,039	$267,930	$(53,776)	$214,154
Short-Term Income Fund	215,062,432	1,147,819	(1,750,389)	(602,570)
Intermediate Bond Fund	98,505,520	1,236,549	(895,804)	340,745
Bond Fund	65,303,084	804,453	(691,122)	113,331
Balanced Fund	78,137,869	8,612,706	(1,941,447)	6,671,259
U.S. Tax-Efficient Large Cap Equity Fund	10,226,680	2,836,732	(127,356)	2,709,376

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2007

At August 31, 2007, the following Funds had net capital loss carryforwards to offset net capital gains, if any, to the extent provided by the Treasury regulations:

Fund	Amount	Expires
U.S. Treasury Fund	$248	2013
Cash Management Fund	3,863	2013
Short-Term Income Fund	434,657	2012
Short-Term Income Fund	1,765,022	2013
Short-Term Income Fund	1,068,319	2014
Short-Term Income Fund	19,912	2015
Intermediate Bond Fund	326,346	2013
Intermediate Bond Fund	243,801	2014
Bond Fund	64,224	2014
U.S Tax-Efficient Large Cap Equity Fund	16,619,329	2011

To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

The tax characteristics of distributions paid to shareholders during the fiscal years ended August 31, 2007 and 2006 were as follows:

	Distributions paid from:
2007	Net Investment Income	Net Long Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
U.S. Treasury Fund	$53,117,746	$—	$53,117,746	$—	$53,117,746
Cash Management Fund	55,019,792	—	55,019,792	—	55,019,792
Tax-Free Money Market Fund	—	—	—	10,228,428	10,228,428
Intermediate Tax-Free Bond Fund	5	11,121	11,126	783,354	794,480
Short-Term Income Fund	13,414,860	—	13,414,860	—	13,414,860
Intermediate Bond Fund	4,767,228	—	4,767,228	—	4,767,228
Bond Fund	2,995,788	—	2,995,788	—	2,995,788
Balanced Fund	4,698,945	6,481,947	11,180,892	—	11,180,892
U.S. Tax-Efficient Large Cap Equity Fund	45,681	—	45,681	—	45,681

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2007

	Distributions paid from:
2006	Net Investment Income	Net Long Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
U.S. Treasury Fund	$27,639,363	$—	$27,639,363	$—	$27,639,363
Institutional U.S. Treasury Fund	11,418,951	—	11,418,951	—	11,418,951
Cash Management Fund	29,082,506	—	29,082,506	—	29,082,506
Institutional Cash Management Fund	18,647,213	—	18,647,213	—	18,647,213
Institutional Tax-Free Money Market Fund	—	—	—	7,555,763	7,555,763
Intermediate Tax-Free Bond Fund	—	268,841	268,841	631,631	900,472
Short-Term Income Fund	10,402,843	—	10,402,843	—	10,402,843
Intermediate Bond Fund	3,784,429	—	3,784,429	—	3,784,429
Bond Fund	2,406,054	45,237	2,451,291	—	2,451,291
Balanced Fund	2,319,821	2,944,844	5,264,665	—	5,264,665
U.S. Tax-Efficient Large Cap Equity Fund	57,594	—	57,594	—	57,594

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2007

As of August 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses**	Unrealized Appreciation/ (Depreciation)***	Total Accumulated Earnings/ (Deficit)
U.S. Treasury Fund	$5,836,487	$—	$5,836,487	$(5,561,048)	$(248)	$—	$275,191
Cash Management Fund	5,224,520	—	5,224,520	(5,118,393)	(22,978)	—	83,149
Tax-Free Money Market Fund	1,073,005	412	1,073,417	(1,065,878)	—	—	7,539
Intermediate Tax-Free Bond Fund	685	—	685	(67,548)	(22,853)	214,154	124,438
Short-Term Income Fund	1,792,292	—	1,792,292	(1,108,243)	(3,502,248)	(602,570)	(3,420,769)
Intermediate Bond Fund	448,479	—	448,479	(392,068)	(631,010)	340,745	(233,854)
Bond Fund	297,991	—	297,991	(284,814)	(119,529)	113,331	6,979
Balanced Fund	2,888,326	1,848,514	4,736,840	—	—	6,671,259	11,408,099
U.S. Tax-Efficient Large Cap Equity Fund	12,156	—	12,156	—	(16,619,329)	2,709,376	(13,897,797)

*	Distributions payable may differ from the Statement of Assets and Liabilities because distributions are recognized when actually paid for tax purposes.
**	See pg. 95 regarding the capital loss carry forwards and below for post-October losses.
***	The differences between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to: tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts.

Under current tax laws, net capital losses realized after October 31, may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For the year ended August 31, 2007, the Funds deferred post October capital losses were as follows:

Fund	Post-October Capital Losses
Cash Management Fund	$19,115
Intermediate Tax-Free Bond Fund	22,853
Short-Term Income Fund	214,338
Intermediate Bond Fund	60,863
Bond Fund	55,305

7.	Legal and Regulatory Matters:

On September 26, 2006, BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. (“BISYS Ohio”), which provides various services to the Trust as described in footnote 3, reached a settlement with the Securities Exchange Commission (the “SEC”) related to BISYS’ past marketing arrangements with advisers to certain of its mutual fund clients. Under the terms of the settlement, BISYS consented to the entry of an Order by the SEC (the “SEC/BISYS Order”). In the SEC/BISYS Order, the SEC determined that BISYS had “willfully aided and abetted and caused” (1) the investment advisers to 27 different families of mutual funds to violate provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) that prohibit fraudulent conduct; (2) the investment advisers to the 27 fund families to violate provisions of the Investment Company Act of 1940 (the “1940 Act”) that prohibit the making of any untrue statement of a

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2007

material fact in a registration statement filed by a mutual fund with the SEC; and (3) the 27 fund families to violate provisions of the 1940 Act that require the disclosure and inclusion of all distribution arrangements and expenses in the fund’s 12b-1 fee plan. The Funds were one of the 27 fund families and AXIAIM was one of the 27 advisers to which the SEC referred.

The SEC found that, between 1999 and 2004, BISYS maintained marketing arrangements with the 27 advisers under which BISYS rebated to the advisers a portion of the administration fees received by BISYS from the 27 fund families. The SEC found that the BISYS arrangements were not disclosed to the fund boards and the marketing budgets were actually assets of the funds. The SEC also found that the arrangements were not disclosed to shareholders of any of the 27 funds until 2003 and that the disclosures which were then made by the funds were incomplete and misleading. In the SEC/BISYS Order, BISYS agreed, among other things, to disgorge certain monies and pay a civil penalty. Neither the Funds nor AXIAIM were parties to the SEC/BISYS Order, nor are the Funds or AXIAIM bound by the order or its findings.

In October 2006, AXIAIM informed the Funds that the SEC was initiating a special examination of AXIAIM, focusing on the subjects of the SEC/BISYS Order. Also in October 2006, the Board of Trustees formed a special review committee of independent trustees to investigate these matters. The expenses related to the special review committee for the fiscal year ended August 31, 2007 were borne by the Funds and totaled $1,669,840. In August 2007, the Board of Trustees and AXIAIM agreed to a settlement (the “Settlement”) of the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. Under the Settlement, AXIAIM agreed to pay the Funds $2,232,000. The Settlement was allocated to the Funds based on net assets as of the date the settlement was reached.

Due to the on-going nature of these matters, with the exception of the Settlement, it remains unclear the extent to which the Funds and their service providers are or may be affected by these matters, individually or collectively.

Continued

AMERICAN PERFORMANCE FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

	Change in Net Assets Resulting from Operations			Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income	Total from Investment Activities	Dividends from Net Investment Income	Total Dividends and Distributions
U.S. Treasury Fund
Administrative Shares
Year Ended August 31, 2007	1.000	0.045	0.045	(0.045)	(0.045)
Year Ended August 31, 2006	1.000	0.038	0.038	(0.038)	(0.038)
Year Ended August 31, 2005	1.000	0.018	0.018	(0.018)	(0.018)
Year Ended August 31, 2004	1.000	0.004	0.004	(0.004)	(0.004)
Year Ended August 31, 2003	1.000	0.006	0.006	(0.006)	(0.006)

Service Shares
Period Ended August 31, 2007(e)	1.000	0.031	0.031	(0.031)	(0.031)

Institutional Shares
Period Ended August 31, 2007(e)	1.000	0.033	0.033	(0.033)	(0.033)

Cash Management Fund
Administrative Shares
Year Ended August 31, 2007	1.000	0.047	0.047	(0.047)	(0.047)
Year Ended August 31, 2006	1.000	0.040	0.040	(0.040)	(0.040)
Year Ended August 31, 2005	1.000	0.019	0.019	(0.019)	(0.019)
Year Ended August 31, 2004	1.000	0.006	0.006	(0.006)	(0.006)
Year Ended August 31, 2003	1.000	0.009	0.009	(0.009)	(0.009)

Service Shares
Period Ended August 31, 2007(e)	1.000	0.033	0.033	(0.033)	(0.033)

Institutional Shares
Period Ended August 31, 2007(e)	1.000	0.034	0.034	(0.034)	(0.034)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(d)	During the period, the Board of Trustees and AXIA Investment Management agreed to a settlement in regards to the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. This amount was included in the current year statements of operations as an expense reduction to the Funds. Had such settlement not occurred the ratios of net expenses to average net assets would have been 0.75%, 0.51% and 0.37% for Administrative, Service and Institutional shares of U.S. Treasury Fund; and 0.63%, 0.64% and 0.33% for Administrative, Service and Institutional shares of Cash Management Fund, respectively.
(e)	For the period January 2, 2007 (Commencement of operations) through August 31, 2007.

See notes to financial statements.

			Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets(c)

1.000	4.58%	1,055,890	0.68%	4.50%	0.94%
1.000	3.83%	883,502	0.72%	3.77%	0.97%
1.000	1.77%	693,510	0.72%	1.77%	0.97%
1.000	0.35%	630,933	0.70%	0.35%	0.95%
1.000	0.58%	605,625	0.70%	0.58%	0.95%

1.000	3.14%	39,064	0.42%	4.70%	0.98%

1.000	3.29%	465,737	0.27%	4.85%	0.68%

1.000	4.84%	756,515	0.57%	4.74%	0.96%
1.000	4.03%	769,549	0.57%	3.91%	0.97%
1.000	1.94%	823,358	0.57%	1.95%	0.97%
1.000	0.60%	661,759	0.55%	0.60%	0.90%
1.000	0.85%	672,857	0.55%	0.87%	0.95%

1.000	3.31%	7,593	0.49%	4.81%	1.11%

1.000	3.40%	458,168	0.27%	5.02%	0.68%

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

	Change in Net Assets Resulting from Operations			Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income	Total from Investment Activities	Dividends from Net Investment Income	Total Dividends and Distributions
Tax-Free Money Market Fund
Administrative Shares
Period Ended August 31, 2007(e)	1.000	0.019	0.019	(0.019)	(0.019)

Service Shares
Period Ended August 31, 2007(e)	1.000	0.022	0.022	(0.022)	(0.022)

Institutional Shares
Period Ended August 31, 2007(e)	1.000	0.022	0.022	(0.022)	(0.022)

Select Shares
Year Ended August 31, 2007	1.000	0.035	0.035	(0.035)	(0.035)
Year Ended August 31, 2006	1.000	0.030	0.030	(0.030)	(0.030)
Period Ended August 31, 2005(f)	1.000	0.009	0.009	(0.009)	(0.009)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(d)	During the period, the Board of Trustees and AXIA Investment Management agreed to a settlement in regards to the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. This amount was included in the current year statements of operations as an expense reduction to the Funds. Had such settlement not occurred the ratios of net expenses to average net assets would have been 0.72%, 0.39%, 0.27% and 0.26% for Administrative, Service, Institutional and Select Shares of Tax-Free Money Market Fund, respectively.
(e)	For the period January 2, 2007 (Commencement of operations) through August 31, 2007.
(f)	For the period April 11, 2005 (Commencement of operations) through August 31, 2005.

See notes to financial statements.

			Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets(c)

1.000	1.92%	4,655	0.26%	3.39%	1.20%

1.000	2.18%	1	0.38%	3.34%	0.91%

1.000	2.28%	12,423	0.18%	3.53%	0.72%

1.000	3.52%	333,902	0.18%	3.46%	0.68%
1.000	3.06%	280,659	0.18%	3.02%	0.53%
1.000	0.93%	260,835	0.18%	2.38%	0.59%

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

	Change in Net Assets Resulting from Operations					Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Intermediate Tax-Free Bond Fund
Investor Shares
Year Ended August 31, 2007	10.59	0.35		(0.07)	0.28	(0.38)	(0.01)	(0.39)
Year Ended August 31, 2006	10.85	0.34	(g)	(0.15)	0.19	(0.31)	(0.14)	(0.45)
Year Ended August 31, 2005	10.99	0.35		(0.12)	0.23	(0.34)	(0.03)	(0.37)
Year Ended August 31, 2004	10.85	0.36		0.17	0.53	(0.39)	—	(0.39)
Year Ended August 31, 2003	11.00	0.39		(0.12)	0.27	(0.39)	(0.03)	(0.42)

Institutional Shares
Year Ended August 31, 2007	10.59	0.38		(0.07)	0.31	(0.41)	(0.01)	(0.42)
Period Ended August 31, 2006(h)	10.61	0.24		(0.04)	0.20	(0.22)	—	(0.22)

Short-Term Income Fund
Investor Shares
Year Ended August 31, 2007	10.16	0.48		0.02	0.50	(0.45)	(0.06)	(0.51)
Year Ended August 31, 2006	10.17	0.38	(g)	(0.03)	0.35	(0.36)	—	(0.36)
Year Ended August 31, 2005	10.27	0.33		(0.07)	0.26	(0.36)	—	(0.36)
Year Ended August 31, 2004	10.35	0.29		0.06	0.35	(0.38)	(0.05)	(0.43)
Year Ended August 31, 2003	10.34	0.32		0.10	0.42	(0.38)	(0.03)	(0.41)

Institutional Shares
Year Ended August 31, 2007	10.15	0.52		0.01	0.53	(0.48)	(0.06)	(0.54)
Period Ended August 31, 2006(h)	10.13	0.27		0.01	0.28	(0.26)	—	(0.26)

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge. Effective January 3, 2006. the Fund is sold without a sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(e)	During the period, the Board of Trustees and AXIA Investment Management agreed to a settlement in regards to the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. This amount was included in the current year statements of operations as an expense reduction to the Funds. Had such settlement not occurred the ratios of net expenses to average net assets would have been 0.85% and 0.60% for Investor and Institutional Shares of Intermediate Tax-Free Bond Fund; and 0.75% and 0.49% for Investor and Institutional Shares of Short-Term Income Fund, respectively.
(f)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(g)	Calculated using average shares.
(h)	For the period December 30, 2005 (Commencement of operations) through August 31, 2006.

See notes to financial statements.

			Ratios/Supplemental Data:(c)
Net Asset Value, End of Period	Total Return(a) (b)	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets(e)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets(d)	Portfolio Turnover(f)

10.48	2.64%	3,337	0.79%	3.23%	1.46%	15%
10.59	1.80%	3,793	0.83%	3.19%	1.28%	4%
10.85	2.11%	29,630	0.81%	3.22%	1.26%	7%
10.99	5.00%	33,734	0.72%	3.36%	1.17%	12%
10.85	2.47%	41,653	0.72%	3.52%	1.17%	20%

10.48	2.93%	17,078	0.54%	3.59%	1.22%	15%
10.59	1.93%	16,412	0.57%	3.49%	1.02%	4%

10.15	4.92%	94,561	0.69%	4.58%	1.41%	51%
10.16	3.55%	108,304	0.62%	3.80%	1.18%	52%
10.17	2.56%	275,968	0.54%	3.25%	1.17%	77%
10.27	3.39%	213,566	0.52%	2.81%	1.15%	126%
10.35	4.12%	228,843	0.52%	2.98%	1.15%	175%

10.14	5.32%	121,232	0.43%	4.84%	1.16%	51%
10.15	2.83%	155,734	0.44%	4.13%	0.94%	52%

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

	Change in Net Assets Resulting from Operations					Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions
Intermediate Bond Fund
Investor Shares
Year Ended August 31, 2007	10.23	0.46		0.05	0.51	(0.45)	(0.03)	(0.48)
Year Ended August 31, 2006	10.32	0.40	(g)	(0.08)	0.32	(0.41)	—	(0.41)
Year Ended August 31, 2005	10.41	0.36		(0.06)	0.30	(0.39)	—	(0.39)
Year Ended August 31, 2004	10.65	0.33		0.08	0.41	(0.40)	(0.25)	(0.65)
Year Ended August 31, 2003	10.58	0.38		0.15	0.53	(0.43)	(0.03)	(0.46)

Institutional Shares
Year Ended August 31, 2007	10.24	0.49		0.04	0.53	(0.48)	(0.03)	(0.51)
Period Ended August 31, 2006(h)	10.25	0.30		(0.01)	0.29	(0.30)	—	(0.30)

Bond Fund
Investor Shares
Year Ended August 31, 2007	9.32	0.45		(0.01)	0.44	(0.44)	(0.03)	(0.47)
Year Ended August 31, 2006	9.52	0.42		(0.19)	0.23	(0.42)	(0.01)	(0.43)
Year Ended August 31, 2005	9.57	0.39		(0.01)	0.38	(0.41)	(0.02)	(0.43)
Year Ended August 31, 2004	9.82	0.39		0.16	0.55	(0.41)	(0.39)	(0.80)
Year Ended August 31, 2003	9.89	0.45		0.03	0.48	(0.45)	(0.10)	(0.55)

Institutional Shares
Year Ended August 31, 2007	9.32	0.46		(0.01)	0.45	(0.46)	(0.03)	(0.49)
Period Ended August 31, 2006(h)	9.39	0.30		(0.07)	0.23	(0.30)	—	(0.30)

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge. Effective January 3, 2006. the Fund is sold without a sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(e)	During the period, the Board of Trustees and AXIA Investment Management agreed to a settlement in regards to the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. This amount was included in the current year statements of operations as an expense reduction to the Funds. Had such settlement not occurred the ratios of net expenses to average net assets would have been 0.79% and 0.54% for Investor and Institutional Shares of Intermediate Bond Fund; and 0.83% and 0.59% for Investor and Institutional Shares of Bond Fund, respectively.
(f)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(g)	Calculated using average shares.
(h)	For the period December 30, 2005 (Commencement of operations) through August 31, 2006.

See notes to financial statements.

			Ratios/Supplemental Data:(c)
Net Asset Value, End of Period	Total Return(a) (b)	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets(e)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets(d)	Portfolio Turnover(f)

10.26	5.02%	29,869	0.73%	4.57%	1.41%	31%
10.23	3.17%	27,590	0.87%	3.87%	1.16%	29%
10.32	2.96%	91,467	0.97%	3.49%	1.17%	44%
10.41	3.92%	90,786	0.94%	3.06%	1.14%	142%
10.65	4.99%	98,598	0.95%	3.53%	1.15%	128%

10.26	5.33%	69,584	0.48%	4.82%	1.15%	31%
10.24	2.87%	69,711	0.48%	4.37%	0.93%	29%

9.29	4.84%	23,460	0.77%	4.80%	1.44%	26%
9.32	2.51%	23,876	0.86%	4.42%	1.18%	30%
9.52	3.98%	51,373	0.98%	4.09%	1.18%	67%
9.57	5.80%	49,465	0.96%	3.98%	1.16%	97%
9.82	5.02%	60,864	0.96%	4.50%	1.16%	178%

9.28	5.03%	42,574	0.51%	5.06%	1.21%	26%
9.32	2.51%	30,087	0.49%	4.89%	0.94%	30%

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

	Change in Net Assets Resulting from Operations					Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions
Balanced Fund
Investor Shares
Year Ended August 31, 2007	13.81	0.29		1.09	1.38	(0.28)	(1.42)	(1.70)
Year Ended August 31, 2006	13.51	0.28	(g)	0.77	1.05	(0.26)	(0.49)	(0.75)
Year Ended August 31, 2005	12.34	0.25		1.18	1.43	(0.26)	—	(0.26)
Year Ended August 31, 2004	11.56	0.20		0.79	0.99	(0.21)	—	(0.21)
Year Ended August 31, 2003	10.77	0.23		0.80	1.03	(0.24)	—	(0.24)

Institutional Shares
Year Ended August 31, 2007	13.82	0.33		1.08	1.41	(0.32)	(1.42)	(1.74)
Period Ended August 31, 2006(h)	13.30	0.17		0.50	0.67	(0.15)	—	(0.15)

U.S. Tax-Efficient Large Cap Equity Fund
Investor Shares
Year Ended August 31, 2007	10.13	0.03		1.50	1.53	(0.03)	—	(0.03)
Year Ended August 31, 2006	9.30	0.03		0.83	0.86	(0.03)	—	(0.03)
Year Ended August 31, 2005	7.94	0.09		1.37	1.46	(0.10)	—	(0.10)
Year Ended August 31, 2004	7.12	0.10		0.80	0.90	(0.08)	—	(0.08)
Year Ended August 31, 2003	6.49	0.06		0.64	0.70	(0.07)	—	(0.07)

Institutional Shares
Year Ended August 31, 2007	10.15	0.06		1.49	1.55	(0.04)	—	(0.04)
Period Ended August 31, 2006(h)	9.72	0.02		0.42	0.44	(0.01)	—	(0.01)

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge. Effective January 3, 2006. the Fund is sold without a sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(e)	During the period, the Board of Trustees and AXIA Investment Management agreed to a full settlement in regards to the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. This amount was included in the current year statements of operations as an expense reduction to the Funds. Had such settlement not occurred the ratios of net expenses to average net assets would have been 0.95% and 0.71% for Investor and Institutional Shares of Balanced Fund; and 1.07% and 0.82% for Investor and Institutional Shares of U.S. Tax-Efficient Large Cap Equity Fund, respectively.
(f)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(g)	Calculated using average shares.
(h)	For the period December 30, 2005 (Commencement of operations) through August 31, 2006.

See notes to financial statements.

			Ratios/Supplemental Data:(c)
Net Asset Value, End of Period	Total Return(a) (b)	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets(e)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets(d)	Portfolio Turnover(f)

13.49	10.40%	23,858	0.90%	2.14%	1.60%	130%
13.81	7.96%	28,196	0.82%	2.06%	1.35%	105%
13.51	11.68%	90,522	0.79%	1.92%	1.36%	100%
12.34	8.49%	84,174	0.76%	1.66%	1.33%	104%
11.56	9.93%	71,552	0.77%	2.16%	1.34%	81%

13.49	10.71%	60,995	0.65%	2.38%	1.36%	130%
13.82	5.04%	62,210	0.62%	1.86%	1.11%	105%

11.63	15.08%	2,232	1.01%	0.21%	1.62%	36%
10.13	9.26%	2,239	1.15%	0.28%	1.39%	91%
9.30	18.49%	17,637	1.19%	0.78%	1.38%	90%
7.94	12.62%	43,897	1.08%	1.13%	1.27%	65%
7.12	10.72%	47,793	1.10%	0.94%	1.29%	36%

11.66	15.30%	10,717	0.76%	0.46%	1.37%	36%
10.15	4.51%	12,494	0.77%	0.21%	1.16%	91%

See notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

AMERICAN PERFORMANCE FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

American Performance Funds:

We have audited the accompanying statements of assets and liabilities of American Performance Funds—U.S. Treasury Fund, Cash Management Fund, Tax-Free Money Market Fund, Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund and U.S. Tax-Efficient Large Cap Equity Fund (collectively, the Funds), including the schedules of portfolio investments, as of August 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers are not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

October 26, 2007

Continued

AMERICAN PERFORMANCE FUNDS

Additional Fund Information, (Unaudited)

August 31, 2007

Other Federal Income Tax Information (Unaudited):

For the year ended August 31, 2007, certain distributions paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2007 Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended August 31, 2007, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Balanced Fund	17.31%
U.S. Tax-Efficient Large Cap Equity Fund	100.00%

For the year ended August 31, 2007, the following Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Fund	Percentage
Balanced Fund	15.99%
U.S. Tax-Efficient Large Cap Equity Fund	100.00%

The Intermediate Tax-Free Bond Fund designated $783,534.00, of its income distributions as tax-exempt distributions for the year ended August 31, 2007.

The accompanying table below details distributions designated from long-term capital gains for the following funds for the fiscal year ended August 31, 2007:

Fund	Amount
Intermediate Tax-Free Bond Fund	$11,121
Balanced Fund	6,481,947

AMERICAN PERFORMANCE FUNDS

Additional Fund Information, Continued (Unaudited)

August 31, 2007

REVIEW AND APPROVAL OF THE FUNDS’ ADVISORY AGREEMENTS

The Trust’s investment advisory agreement (the “Advisory Agreement”) with AXIA Investment Management, Inc. (“AXIA”) was formally considered by the Board of Trustees at a meeting held on May 1, 2007. The Trustees reviewed extensive material in connection with their review of the Advisory Agreement, including data produced by an independent provider of mutual fund data (as assembled by the Funds’ sub-administrator) which provided comparisons with industry averages for comparable funds for advisory fees and total fund expenses. The data reflected AXIA’s fee waivers in place, as well as AXIA’s contractual investment advisory fee levels. The information provided to the Trustees also included a report from an independent evaluator of brokerage practices and best execution. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Board received a detailed presentation by AXIA, which included a fund-by-fund analysis of performance and profitability. The Board also deliberated outside the presence of management and AXIA.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of whether the Advisory Agreement should be continued, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Trust and AXIA, as provided in the Advisory Agreement, was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of AXIA’s senior management and the expertise of investment personnel of AXIA responsible for the day-to-day management of each Fund. The Board also considered the work of its Special Review Committee with respect to the September 26, 2006 settlement with the Securities and Exchange Commission of BISYS Fund Services, Inc. The Trustees concluded that the nature, extent, and quality of services under the Advisory Agreement were appropriate and consistent with industry norms.

Investment Performance

The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s peer group. It was noted that in the case of the U.S. Treasury Fund, Cash Management Fund, Tax-Free Money Market Fund, Short-Term Income Fund, Intermediate Bond Fund and Bond Fund performance was good to excellent over the last twelve months. With respect to the Intermediate Tax-Free Bond Fund, the Balanced Fund and the U.S. Tax-Efficient Large Cap Equity Fund, the Trustees concluded that performance was acceptable. It was noted in this regard that the Intermediate Tax-Free Bond Fund had experienced improved performance under its new portfolio manager and that the Balanced Fund had good long-term performance. The Board further noted that the U.S. Tax-Efficient Large Cap Equity Fund, which is currently classified as a large cap value fund, could be more appropriately classified as a large cap core fund based on its core investment strategy and that performance, when compared to other large cap core funds, was better than the peer group average.

Cost of Services and Profits Realized by AXIA and Its Affiliates

The Trustees considered peer group comparable information with respect to the investment advisory fees charged by AXIA to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. The Trustees also reviewed administration and custody fees received, respectively, by AXIA and its affiliate, Bank of Oklahoma, N.A. The Trustees also considered the fallout benefits to AXIA of soft dollars based on presentations to the Board. The Trustees also reviewed profitability information provided by AXIA with respect to investment advisory, administration, and custody services to each Fund. The Trustees recognized that this data is not audited and represents AXIA’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by AXIA. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, and numerous assumptions regarding allocations. Based on their review, the Trustees concluded that the profitability to AXIA under the Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees noted in this regard fee waivers granted by AXIA and received AXIA’s assurance that no current waivers would be decreased in the upcoming year without notice to and approval by the Trustees. The Trustees concluded that the Funds had not yet attained sufficient size to realize material economies of scale. The Trustees further concluded that current asset levels of the Funds did not warrant formal contractual breakpoints, and that the voluntary fee waivers granted by AXIA had produced benefits to shareholders that were at least as favorable as those that would be expected to be produced by contractual fee breakpoints.

AMERICAN PERFORMANCE FUNDS

Additional Fund Information, Continued (Unaudited)

August 31, 2007

U.S. Treasury Fund:

Security Allocation	Percentage of Net Assets
Repurchase Agreements	81.2%
U.S Treasury Obligations	19.2%

Total	100.4%

Cash Management Fund:

Security Allocation	Percentage of Net Assets
Commercial Paper	39.7%
Repurchase Agreements	21.5%
Certificates of Deposit	20.9%
U.S. Government Agencies	17.9%

Total	100.0%

Tax-Free Money Market Fund:

Security Allocation	Percentage of Net Assets
Municipal Bonds	98.4%
Investment Companies	1.6%

Total	100.0%

Intermediate Tax-Free Bond Fund:

Security Allocation	Percentage of Net Assets
Municipal Bonds	93.7%
Investments In Affiliates	5.3%

Total	99.0%

Short-Term Income Fund:

Security Allocation	Percentage of Net Assets
Mortgage Backed Securities	68.8%
Corporate Bonds	14.4%
U.S. Government Agencies	12.8%
Asset Backed Securities	2.2%
Investment in Affiliates	1.2%

Total	99.4%

Intermediate Bond Fund:

Security Allocation	Percentage of Net Assets
U.S. Government Agencies	34.8%
Mortgage Backed Securities	34.6%
U.S. Treasury Obligations	13.5%
Corporate Bonds	10.4%
Asset Backed Securities	2.3%
Investment in Affiliates	2.1%
Taxable Municipal Bonds	1.7%

Total	99.4%

Bond Fund:

Security Allocation	Percentage of Net Assets
Mortgage Backed Securities	32.2%
U.S. Government Agencies	28.7%
U.S. Treasury Obligations	13.8%
Corporate Bonds	13.4%
Taxable Municipal Bonds	6.4%
Investments In Affiliates	2.6%
Asset Backed Securities	2.0%

Total	99.1%

Balanced Fund:

Security Allocation	Percentage of Net Assets
Common Stocks	45.9%
Investment Companies	13.0%
U.S. Government Agencies	13.0%
Mortgage Backed Securities	11.4%
Obligations Notes	9.5%
Corporate Bonds	4.5%
Investment in Affiliates	1.2%
Asset Backed Securities	1.1%
Taxable Municipal Bonds	0.4%

Total	100.0%

U.S. Tax Efficient Large Cap Equity Fund:

Security Allocation	Percentage of Net Assets
Common Stocks	98.9%
Investment in Affiliates	1.0%

Total	99.9%

AMERICAN PERFORMANCE FUNDS

Additional Fund Information, Continued (Unaudited)

Trustees and Officers of American Performance Funds (Unaudited)

August 31, 2007

Officers and Trustees.    The table below sets forth certain information about each of the Trust’s Interested Trustees, as well as its officers.

Name, Address, and Age	Position(s) Held with the Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships[1] Held
Trent Statczar Age: 36 DOB: 8/71	Treasurer	Indefinite, 4/02—Present	From June 1993 to present, employee of Citi Fund Services, Inc.	9	None

Jennifer J. Hankins Age: 40 DOB: 2/67	President, Assistant Secretary	Indefinite, 7/05—Present	From September 1998 to present, employee of Citi Fund Services, Inc.	9	None

George Stevens Age: 56 DOB: 2/51	Chief Compliance Officer, Anti- Money Laundering Officer and Disaster Recovery Plan Business Operations Manager	9/04—Present (Anti-Money Laundering Officer: 1/05—Present)	From September 1996 to present, Vice President of Citi Fund Services, Inc.	9	None

Kerry Reilly Age: 42 DOB: 7/65	Secretary	Indefinite; 4/06—Present	From January 2006 to present, employee of Citi Fund Services, Inc.; from June 2004 to May 2005, employee of CitiStreet LLC: from June 1987 to October 2001, employee of Fidelity Investments.	9	None

[1]

Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

AMERICAN PERFORMANCE FUNDS

Additional Fund Information, Continued (Unaudited)

Trustees and Officers of American Performance Funds (Unaudited), Continued

August 31, 2007

The following table sets forth certain information about the Trust’s Independent Trustees.

Name, Address, and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships[1] Held by Trustee
Michael J. Hall Age: 63 DOB: 5/44	Trustee, Chairman	Indefinite, 8/90- Present (Chairman, 7/05—Present)	From November 2006 to present, Chairman of the Board of Matrix Service Company (maintenance and construction services); from October 1998 to present, Director of Matrix Service Company; from March 2005 to November 2006, President and CEO, Matrix Service Company; from November 1998 to May 2004, Vice President Finance and Chief Financial Officer of Matrix Service Company.	9	Matrix Service Company; Alliance Resource Management GP, LLC; Alliance SP, LLC; Integrated Electrical Services, Inc. (electrical contractor)

AMERICAN PERFORMANCE FUNDS

Additional Fund Information, Continued (Unaudited)

Trustees and Officers of American Performance Funds (Unaudited), Continued

August 31, 2007

Name, Address, and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships[1] Held by Trustee
Edgar Hendrix Age: 63 DOB: 7/44	Trustee	Indefinite, 7/90—Present	From January 2005 to present, President of Patriot Energy Resources LLC; from 2006 to present, Chairman of Red River Energy LLC (private energy service company); from November 2002 to December 2004, Executive Vice President and Chief Financial Officer, Loudfire, Inc. (software technology); from November 2000 to present, Director, Matrix Service Company (maintenance and construction services); from July 2000 to October 2002, Executive V.P. and Chief Financial Officer, Spectrum Field Services, Inc. (natural gas services).	9	Matrix Service Company

[1]

Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

AMERICAN PERFORMANCE FUNDS

Additional Fund Information, Continued (Unaudited)

August 31, 2007

As a shareholder of the American Performance Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; and exchange fees: (2) ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the American Performance Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2007 through August 31, 2007.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 3/1/07	Ending Account Value 8/31/07	Expense Paid During Period* 3/1/07 - 8/31/07	Expense Ratio During Period** 3/1/07 - 8/31/07
U.S. Treasury Fund
Administrative Shares	$1,000.00	$1,022.40	$3.31	0.65%
Service Shares	1,000.00	1,024.00	2.14	0.42%
Institutional Shares	1,000.00	1,024.60	1.38	0.27%
Cash Management Fund
Administrative Shares	1,000.00	1,024.10	2.86	0.56%
Service Shares	1,000.00	1,024.90	2.50	0.49%
Institutional Shares	1,000.00	1,025.70	1.38	0.27%
Tax-Free Money Market Fund
Administrative Shares	1,000.00	1,015.10	1.32	0.26%
Service Shares	1,000.00	1,017.00	1.93	0.38%
Institutional Shares	1,000.00	1,017.40	0.92	0.18%
Select Shares	1,000.00	1,017.80	0.92	0.18%
Intermediate Tax-Free Bond Fund
Investor Shares	1,000.00	1,008.80	4.25	0.84%
Institutional Shares	1,000.00	1,009.40	2.68	0.53%
Short-Term Income Fund
Investor Shares	1,000.00	1,021.20	3.67	0.72%
Institutional Shares	1,000.00	1,022.70	2.04	0.40%
Intermediate Bond Fund
Investor Shares	1,000.00	1,018.90	4.02	0.79%
Institutional Shares	1,000.00	1,021.50	2.39	0.47%
Bond Fund
Investor Shares	1,000.00	1,014.50	4.16	0.82%
Institutional Shares	1,000.00	1,016.10	2.59	0.51%
Balanced Fund
Investor Shares	1,000.00	1,029.00	5.01	0.98%
Institutional Shares	1,000.00	1,031.20	3.43	0.67%
U.S. Tax-Efficient Large Cap Equity Fund
Investor Shares	1,000.00	1,050.20	5.53	1.07%
Institutional Shares	1,000.00	1,052.00	3.88	0.75%

AMERICAN PERFORMANCE FUNDS

Additional Fund Information, Continued (Unaudited)

August 31, 2007

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the American Performance Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/07	Ending Account Value 8/31/07	Expense Paid During Period* 3/1/07 - 8/31/07	Expense Ratio During Period** 3/1/07 - 8/31/07
U.S. Treasury Fund
Administrative Shares	$1,000.00	$1,021.93	$3.31	0.65%
Service Shares	1,000.00	1,023.09	2.14	0.42%
Institutional Shares	1,000.00	1,023.84	1.38	0.27%
Cash Management Fund
Administrative Shares	1,000.00	1,022.38	2.85	0.56%
Service Shares	1,000.00	1,022.74	2.50	0.49%
Institutional Shares	1,000.00	1,023.84	1.38	0.27%
Tax-Free Money Market Fund
Administrative Shares	1,000.00	1,023.89	1.33	0.26%
Service Shares	1,000.00	1,023.29	1.94	0.38%
Institutional Shares	1,000.00	1,024.30	0.92	0.18%
Select Shares	1,000.00	1,024.30	0.92	0.18%
Intermediate Tax-Free Bond Fund
Investor Shares	1,000.00	1,020.97	4.28	0.84%
Institutional Shares	1,000.00	1,022.53	2.70	0.53%
Short-Term Income Fund
Investor Shares	1,000.00	1,021.58	3.67	0.72%
Institutional Shares	1,000.00	1,023.19	2.04	0.40%
Intermediate Bond Fund
Investor Shares	1,000.00	1,021.22	4.02	0.79%
Institutional Shares	1,000.00	1,022.84	2.40	0.47%
Bond Fund
Investor Shares	1,000.00	1,021.07	4.18	0.82%
Institutional Shares	1,000.00	1,022.63	2.60	0.51%
Balanced Fund
Investor Shares	1,000.00	1,020.27	4.99	0.98%
Institutional Shares	1,000.00	1,021.83	3.41	0.67%
U.S. Tax-Efficient Large Cap Equity Fund
Investor Shares	1,000.00	1,019.81	5.45	1.07%
Institutional Shares	1,000.00	1,021.42	3.82	0.75%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized.

AMERICAN PERFORMANCE FUNDS

Investment Adviser & Administrator

AXIA Investment Management, Inc.

One Williams Center, 15th Floor

Tulsa, Oklahoma 74172

Distributor

BOSC, Inc.

One Williams Center, Plaza SE

Bank of Oklahoma Tower

Tulsa, Oklahoma 74172

Legal Counsel

Ropes & Gray LLP

One Metro Center

700 12th Street, NW

Suite 900

Washington, DC 20005

Auditors

KPMG LLP

191 West Nationwide Blvd.

Suite 500

Columbus, Ohio 43215

Ann-10/07

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Michael Hall and J. Edgar Hendrix, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

2006 – $89,530

2007 – $71,100

(b) Audit Related Fees

2006 – $40,500 related to security accounts, consent on N-1 A, and SRC billings.

2007 – $28,425 related to security accounts and consent on N-1 A.

(c) Tax Fees

2006 – $33,000 related to preparation of federal income, excise tax returns and review of capital gain distribution calculations.

2007 – $33,240 related to preparation of federal income, excise tax returns and review of capital gain distribution calculations.

(d) All Other Fees

2006 – $0

2007 – $0

(e)(1)

AMERICAN PERFORMANCE FUNDS

Audit and Non-Audit Services Pre-Approval

Policies and Procedures

I. Purpose

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee (the “Committee”) of the Board of Trustees of American Performance Funds (the “Trust”) is responsible for the appointment, compensation and oversight of the work of the Trust’s independent auditor. As part of this responsibility, the Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Trust in order assure that they do not impair the auditor’s independence from the Trust. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Trust’s independent auditor may not provide to the Trust, as well as the Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) an express approval of a particular engagement, or (ii) a pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). The latter type of approvals are authorized by SEC rules only subject to detailed policies and procedures. Accordingly, the Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II. General Pre-Approval Policies

It is the policy of the Committee that audit and non-audit services to be performed by the Trust’s independent auditor be pre-approved only when in the best interests of the Trust’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1.	the qualifications of the auditor to perform the services involved;

2.	the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3.	the permissibility of the services under applicable rules and guidance of the SEC;

4.	the effect, if any, of the performance of the proposed services on the auditor’s independence;

5.	the effect of the compensation for the proposed services on the auditor’s independence; and

6.	the effect, if any, of the proposed services on the Trust’s ability to manage or control risk or to improve audit quality.

While non-audit services may include reviewing and/or validating procedures or work products of the Trust, they may not include the production or modification of such procedures or work products. While non-audit services may include market research and strategic insights, such services shall be limited to factual reports and shall not include recommendations. No pre-approval shall be made in a manner that would constitute a delegation to the Trust’s management.

III. Procedures for Pre-Approval by the Committee

1.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2.	All requests for pre-approval shall be made to the full Committee at regularly scheduled meetings thereof (or at a special meeting of the Committee set to coincide with regular meetings of the Trust’s Board of Trustees) whenever practicable.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Trust’s Chairman. The Trust’s Chairman shall then determine whether to schedule a special meeting of the Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Committee under procedures set forth in Section IV below.

5.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	preparation of fund tax returns;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

f.	market research and strategic insights.

6.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

8.	The Committee’s action on a request for pre-approval shall be recorded in the Committee’s minutes.

9.	The Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust’s management.

10.	The Committee’s action on a request for pre-approval shall be reported to the full Board of Trustees.

11.	Pre-approvals will be granted for a period of no more than one year.

IV. Procedures for Pre-Approval by a Delegate of the Committee

1.	Where it has been determined by the Trust’s Chairman that consideration of a request for pre-approval by the full Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Committee appointed by the Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, I. Edgar Hendrix has been so appointed, and such appointment may be revoked or modified by the Committee at any time.)

2.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	preparation of fund tax returns;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

f.	market research and strategic insights.

5.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

7.	The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Committee and, under normal circumstances, to the Trust’s management.

8.	Pre-approvals by the Delegate shall be reviewed by the Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Committee members addressed to the Chairman of the Trust.

9.	Pre-approvals by the Delegate may be modified or revoked by the Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10.	The results of the Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Committee’s minutes and reported to the full Board of Trustees.

11.	Pre-approvals will be granted by the Delegate for a period of no more than one year.

V. Procedures for Monitoring Engagements Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Committee in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Committee and an additional express approval or pre-approval must be obtained.

VI. Amendment

These Policies and Procedures may be amended or revoked at any time by the Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

As adopted: October 17, 2003.

(e)(2)

2006 – 0%

2007 – 0%

(f) Not Applicable

(g)

2006 – $247,950

2007 – $181,665

(h) The audit committee has considered that the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The Nominations Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	American Performance Funds

By (Signature and Title)*	/s/ Trent Statczar
Trent Statczar, Treasurer

Date: November 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Trent Statczar
Trent Statczar, Treasurer

Date: November 8, 2006

By (Signature and Title)*	/s/ Jennifer Hankins
Jennifer Hankins, President

Date: November 8, 2006

*	Print the name and title of each signing officer under his or her signature.